As filed with the Securities and Exchange Commission on February 26, 2010

Securities Act File No. 333-111662

Investment Company Act File No. 811-21482

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO.                  ☐

POST-EFFECTIVE AMENDMENT NO. 18 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 18 ☒

(Check appropriate box or boxes)

SUNAMERICA SPECIALTY SERIES

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 858-8850

Gregory N. Bressler, Esq.	With copies to:
Senior Vice President and General Counsel	Jon S. Rand, Esq.

SunAmerica Asset Management Corp.	Dechert LLP

Harborside Financial Center	1095 Avenue of the Americas
3200 Plaza 5	New York, NY 10036
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☒  immediately upon filing pursuant to paragraph (b)

☐   February 26, 2010 pursuant to paragraph (b)

☐   60 days after filing pursuant to paragraph (a)(1)

☐   on (date) pursuant to paragraph (a)(1)

☐   75 days after filing pursuant to paragraph (a)(2)

☐   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS 2010

Class A and C Shares

High Watermark Funds

2015 High Watermark Fund

2020 High Watermark Fund

Shares of the SunAmerica Funds are not deposits or obligations of any bank, are not guaranteed by any other agency, and involve investment risk, including the possible loss of principal amount invested.

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms; and

• Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

• SunAmerica receives your prior written consent;

• SunAmerica believes the recipient is your authorized representative;

• SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

• SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

February 26, 2010  PROSPECTUS

SUNAMERICA SPECIALTY SERIES

2015 High Watermark Fund

2020 High Watermark Fund

Class	2015 High Watermark Fund: Ticker Symbols	2020 High Watermark Fund: Ticker Symbols
Class A Shares	HWFAX	HWKAX
Class C Shares	HWFCX	N/A

The 2015 High Watermark Fund is no longer open to new investments.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND HIGHLIGHTS: 2015 HIGH WATERMARK FUND	2

FUND HIGHLIGHTS: 2020 HIGH WATERMARK FUND	7

SHAREHOLDER ACCOUNT INFORMATION	13

MORE INFORMATION ABOUT THE FUNDS	25

Investment Strategy	27

Additional Information About the Funds' Risks	30

Glossary	34

Investment and Other Terminology	34

Risk Terminology	36

FUND MANAGEMENT	37

FINANCIAL HIGHLIGHTS	40

Fund Highlights: 2015 High Watermark Fund

INVESTMENT GOALS

The 2015 High Watermark Fund (the "2015 High Watermark Fund" or the "Fund") seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have a net asset value ("NAV") on its Protected Maturity Date of August 31, 2015 at least equal to the Protected High Watermark Value. The Fund seeks high total return as a secondary objective.

The Fund is designed to return to shareholders on its Protected Maturity Date the highest net asset value (NAV) attained during its existence, adjusted as a result of dividends, distributions and any extraordinary expenses. More specifically, the Fund undertakes (the "Payment Undertaking") that on its Protected Maturity Date, each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for the Protected High Watermark Value.

The Payment Undertaking is backed by a master agreement ("Master Agreement") between the Trust, on behalf of the Funds, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent, Prudential Financial, Inc. ("Prudential Financial").

A shareholder's aggregate Protected High Watermark Value may be reduced under certain circumstances, including if he or she redeems any shares before the Protected Maturity Date. Additional information regarding circumstances in which the Protected High Watermark Value may be reduced is provided under the section "More Information About the Funds — Protected High Watermark Value," on page 25 of this Prospectus.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 14 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 39 of the Fund's statement of additional information.

	Class A		Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None		1.00%
Maximum Sales Charge (Load) (Imposed on Reinvested Dividends)	None		None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.65%		0.65%
Distribution and/or Service (12b-1) Fees	0.35%		1.00%
Other Expenses	0.70%		0.70%
Master Agreement Fee(2)	0.35%		0.35%
Total Annual Fund Operating Expenses Before Expense Reimbursement	1.70%		2.35%
Fee Waivers and/or Expense Reimbursement(3)	0.05%		0.05%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.65	%(4)	2.30	%(4)

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See page 13 of the Prospectus for more information about the CDSCs.

(2)  This fee is paid to PGF under the Master Agreement and is a component of Other Expenses.

(3)  Any waivers or reimbursements made by SunAmerica Asset Management Corp. ("SunAmerica") are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 3 below.

(4)  Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.65% for Class A shares and 2.30% for Class C shares. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

2

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
2015 High Watermark Fund
Class A Shares	$733	$1,065	$1,420	$2,417
Class C Shares	$333	$718	$1,230	$2,473

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
2015 High Watermark Fund
Class A Shares	$733	$1,065	$1,420	$2,417
Class C Shares	$233	$718	$1,230	$2,473

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund seeks to generate capital appreciation by dynamically allocating its portfolio exposure to U.S. equity markets (consisting of exchange traded S&P 500 Index futures and options on these futures or options on the index) and to U.S. fixed income markets (consisting of U.S. government securities, primarily STRIPS and other zero-coupon securities, and high-grade money market instruments).

The Fund's subadviser, Trajectory Asset Management LLC ("Trajectory" or the "Adviser"), implements the dynamic exposure allocation strategy through a disciplined quantitative investment approach that seeks to maximize prospects for capital appreciation while attempting to preserve investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund on its Protected Maturity Date.

Simply put, this involves initially purchasing a portfolio of government securities with maturities approximating to the Fund's Protected Maturity Date and investing the balance of the Fund's assets in money market instruments. The estimated future value of these fixed-income investments, reflecting the anticipated accretion in value from the bonds, exceeds the Fund's initial net assets, and provides an expected surplus value which can offset estimated potential losses that may result, in the future, from the Fund's equity market exposures. The Adviser's proprietary exposure allocation formulae employ this expected surplus value along with other factors to determine an Equity Risk Budget, which sets the Fund's maximum permitted equity exposure. To the extent of its Equity Risk Budget, the Fund achieves exposure to the equity market by purchasing S&P 500 Index futures and, at times, options on those futures. As gains are earned, they are re-invested in money market instruments, government securities, index futures and options in direct proportion to the Fund's existing portfolio. Losses on S&P 500 Index futures may reduce the Fund's Equity Risk Budget. Proceeds from net new purchases of Fund shares are invested in government securities, money market instruments, and S&P 500 Index futures and options in direct proportion to the Fund's existing portfolio; net redemptions of Fund shares are met through liquidation of each respective portion of the Fund's portfolio holdings. The Fund's Equity Risk Budget is recalculated daily and can lead to daily changes in the Fund's exposure to fixed-income and equity markets.

The Equity Risk Budget is determined mathematically by the Adviser, employing proprietary formulae that seek to limit the estimated maximum probable loss resulting from the Fund's exposure to equity markets to an amount which can be recouped by the future accretion of value in the Fund's fixed income portfolio, so that the Fund's expected NAV at maturity is greater than its Protected High Watermark Value. Generally, the Equity Risk Budget will drop to zero if the estimated future value of the Fund's fixed income portfolio (including margin deposits and other cash equivalent holdings) at the Fund's Protected Maturity Date, less an estimated probable maximum loss on the Fund's equity exposure, drops to a level that is equal to the Protected High Watermark Value of the Fund.

3

Fund Highlights: 2015 High Watermark Fund

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. You could lose money on an investment in the Fund.

Generally, the Fund should be purchased only by investors who:

•  have a long-term investment horizon compatible with the Fund's Protected Maturity Date,

•  seek potential for capital appreciation but place a premium on capital preservation,

•  want a professionally managed and diversified portfolio, and

•  are not seeking current income through cash dividends.

The Fund is inappropriate as:

•  a means of "capturing" a Protected High Watermark Value that exceeds today's NAV. The protected "yield" that a new investor would earn would generally be inferior to Treasury bonds of like duration. If this were not the case, then the Early Closure Condition provision in the Master Agreement (as discussed above) would require that the Fund be closed to new investors. This is true even in periods of rising interest rates, when the disparity between current NAV and the Protected High Watermark Value may be pronounced.

•  a short-term investment, despite the Funds' daily liquidity, since interim losses in value are not protected.

•  an equity substitute, since the Funds' equity exposure is limited and generally declines over time.

The principal risks of an investment in the Fund involve opportunity costs, interim redemption risk (i.e., the risks associated with redemption prior to the Fund's Protected Maturity Date), and early termination risk, as well as the risks associated with exposure to the equity and fixed income markets. Opportunity costs involve the likelihood that the Fund's equity exposure drops to a low level or is eliminated altogether during periods of low interest rates or declining equity markets. This would reduce the Fund's ability to participate in upward equity market movements, and therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities. Investors can realize significant losses if they redeem their shares before the Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to the Fund's Protected Maturity Date and the actual NAV of Fund shares on the date of redemption. This shortfall could be more pronounced in an environment of rising interest rates or a declining stock market. If the Fund's portfolio were to terminate before the Fund's Protected Maturity Date and the Trust's Board of Trustees determine to liquidate the Fund, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses. In addition, because the the Fund participates in both the equity and debt markets, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when stocks are out of favor.

Additional principal risks of the Fund include the risk that, under certain circumstances, the Master Agreement may require all of the Fund's assets to be invested in fixed income securities, as well as the risk of an Early Closure Condition.

An Early Closure Condition is a circumstance where the Adviser allocates all of the Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments. If an Early Closure Condition occurs in the judgment of the Adviser, the Fund will close to new investments, though a new fund with the same Protected Maturity Date may be established to accept new contributions. The Manager may from time to time voluntarily waive a portion of its fees in order to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time.

An Early Fund Termination is a circumstance where the Fund will accelerate its Protected Maturity Date if all of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. In the event of an Early Fund Termination, the Master Agreement with PGF will be accelerated so that the Fund's NAV equals the Fund's Protected High Watermark Value. Thereafter, the Board of Trustees would consider appropriate action under all of the circumstances.

4

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year, and compares the Fund's average annual returns, before and after taxes, to those of the Dow Jones Target Maturity 2015 Index. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850 x6003.

2015 HIGH WATERMARK FUND (CLASS A)

During the five-year period shown in the Bar Chart, the highest return for a quarter was 6.93% (quarter ended 9/30/06) and the lowest return for a quarter was -4.17% (quarter ended 6/30/08).

	Average Annual Total Returns (as of the periods ended December 31, 2009)
	Past One Year	Past Five Years	Since Inception (6/25/04)
Class C	–2.49%	1.71%	3.03%
Class A	–6.65%	1.16%	2.57%
Return After Taxes on Distributions (Class A)	–7.16%	–0.15%	1.31%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	–4.32%	0.40%	1.62%
Dow Jones Target Maturity 2015 Index	16.75%	3.63%	4.68%

(1)  When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

INVESTMENT ADVISER AND SUBADVISER

The Fund's investment adviser is SunAmerica Asset Management Corp ("SunAmerica" or the "Manager"). The Fund's subadviser is Trajectory Asset Management, LLC.

5

Fund Highlights: 2015 High Watermark Fund

PORTFOLIO MANAGERS

The Fund is managed by the Adviser's team of portfolio managers led Juan M. Ocampo.

Name	Portfolio Manager of the Fund Since	Title
Juan M. Ocampo	2004	President at Trajectory

Kim H. Erle	2004	Managing Director at Trajectory

Marita Ben Ari, CFA	2005	Portfolio Management and Investment Research Analyst at Trajectory

PURCHASE AND SALE OF FUND SHARES

The Fund's initial investment minimums generally are as follows:

Class A and Class C Shares
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.

Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25

The 2015 High Watermark Fund no longer accepts orders to buy shares from new investors or existing shareholders. The 2015 High Watermark Fund will, however, continue to accept reinvestments of dividends and capital gains distributions from existing investors.

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. Purchase and redemption requests are executed at the Fund's next net asset value to be calculated after the Fund or its agents receives your request in good order. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.sunamericafunds.com.

For important information about tax information and financial intermediary compensation, please turn to "Important Additional Information" on page 12 of the Prospectus.

6

Fund Highlights: 2020 High Watermark Fund

INVESTMENT GOALS

The 2020 High Watermark Fund (the "2020 High Watermark Fund" or the "Fund") seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have a net asset value ("NAV") on its Protected Maturity Date of August 31, 2020 at least equal to the Protected High Watermark Value. The Fund seeks high total return as a secondary objective. The investment goals of the Fund may be changed without shareholder approval, although you will receive notice of any change.

The Fund is designed to return to shareholders on its Protected Maturity Date the highest net asset value (NAV) attained during its existence, adjusted as a result of dividends, distributions and any extraordinary expenses. More specifically, the Fund undertakes (the "Payment Undertaking") that on its Protected Maturity Date, each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for the Protected High Watermark Value.

The Payment Undertaking is backed by a master agreement ("Master Agreement") between the Trust, on behalf of the Funds, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent, Prudential Financial, Inc. ("Prudential Financial").

A shareholder's aggregate Protected High Watermark Value may be reduced under certain circumstances, including if he or she redeems any shares before the Protected Maturity Date. Additional information regarding circumstances in which the Protected High Watermark Value may be reduced is provided under the section "More Information About the Funds — Protected High Watermark Value," on page 25 of this Prospectus.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your broker, financial advisor or financial institution and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 14 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 39 of the Fund's statement of additional information.

	Class A		Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends)	None		None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.65%		0.65%
Distribution and/or Service (12b-1) Fees	0.35%		1.00%
Other Expenses	0.82%		0.85%
Master Agreement Fee(2)	0.35%		0.35%
Total Annual Fund Operating Expenses Before Expense Reimbursement/(Recoupment)	1.82%		2.50%
Fee Waivers and/or Expense Reimbursement/(Recoupment)(3)	0.17%		0.20%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.65	%(4)	2.30	%(4)

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 13 of the Prospectus for more information about the CDSCs.

(2)  This fee is paid to PGF under the Master Agreement and is a component of Other Expenses.

(3)  Any waivers or reimbursements made by SunAmerica Asset Management Corp. ("SunAmerica") are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 3 below.

(4)  Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.65% for Class A shares and 2.30% for Class C shares. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

7

Fund Highlights: 2020 High Watermark Fund

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
2020 High Watermark Fund
Class A Shares	$733	$1,065	$1,420	$2,417
Class C Shares	$333	$718	$1,230	$2,473

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
2020 High Watermark Fund
Class A Shares	$733	$1,065	$1,420	$2,417
Class C Shares	$233	$718	$1,230	$2,473

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund seeks to generate capital appreciation by dynamically allocating its portfolio exposure to U.S. equity markets (consisting of exchange traded S&P 500 Index futures and options on these futures or options on the index) and to U.S. fixed income markets (consisting of U.S. government securities, primarily STRIPS and other zero-coupon securities, and high-grade money market instruments).

The Fund's subadviser, Trajectory Asset Management LLC ("Trajectory" or the "Adviser"), implements the dynamic exposure allocation strategy through a disciplined quantitative investment approach that seeks to maximize prospects for capital appreciation while attempting to preserve investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund on its Protected Maturity Date.

Simply put, this involves initially purchasing a portfolio of government securities with maturities approximating to the Fund's Protected Maturity Date and investing the balance of the Fund's assets in money market instruments. The estimated future value of these fixed-income investments, reflecting the anticipated accretion in value from the bonds, exceeds the Fund's initial net assets, and provides an expected surplus value which can offset estimated potential losses that may result, in the future, from the Fund's equity market exposures. The Adviser's proprietary exposure allocation formulae employ this expected surplus value along with other factors to determine an Equity Risk Budget, which sets the Fund's maximum permitted equity exposure. To the extent of its Equity Risk Budget, the Fund achieves exposure to the equity market by purchasing S&P 500 Index futures and, at times, options on those futures. As gains are earned, they are re-invested in money market instruments, government securities, index futures and options in direct proportion to the Fund's existing portfolio. Losses on S&P 500 Index futures may reduce the Fund's Equity Risk Budget. Proceeds from net new purchases of Fund shares are invested in government securities, money market instruments, and S&P 500 Index futures and options in direct proportion to the Fund's existing portfolio; net redemptions of Fund shares are met through liquidation of each respective portion of the Fund's portfolio holdings. The Fund's Equity Risk Budget is recalculated daily and can lead to daily changes in the Fund's exposure to fixed-income and equity markets.

The Equity Risk Budget is determined mathematically by the Adviser, employing proprietary formulae that seek to limit the estimated maximum probable loss resulting from the Fund's exposure to equity markets to an amount which can be recouped by the future accretion of value in the Fund's fixed income portfolio, so that the Fund's expected NAV at maturity is greater than its Protected High Watermark Value. Generally, the Equity Risk Budget will drop to zero if the estimated future value of the Fund's fixed income portfolio (including margin deposits and other cash equivalent holdings) at the Fund's Protected Maturity Date, less an estimated probable maximum loss on the Fund's equity exposure, drops to a level that is equal to the Protected High Watermark Value of the Fund.

8

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. You could lose money on an investment in the Fund.

Generally, the Fund should be purchased only by investors who:

•  have a long-term investment horizon compatible with the Fund's Protected Maturity Date,

•  seek potential for capital appreciation but place a premium on capital preservation,

•  want a professionally managed and diversified portfolio, and

•  are not seeking current income through cash dividends.

The Fund is inappropriate as:

•  a means of "capturing" a Protected High Watermark Value that exceeds today's NAV. The protected "yield" that a new investor would earn would generally be inferior to Treasury bonds of like duration. If this were not the case, then the Early Closure Condition provision in the Master Agreement (as discussed above) would require that the Fund be closed to new investors. This is true even in periods of rising interest rates, when the disparity between current NAV and the Protected High Watermark Value may be pronounced.

•  a short-term investment, despite the Funds' daily liquidity, since interim losses in value are not protected.

•  an equity substitute, since the Funds' equity exposure is limited and generally declines over time.

The principal risks of an investment in the Fund involve opportunity costs, interim redemption risk (i.e., the risks associated with redemption prior to the Fund's Protected Maturity Date), and early termination risk, as well as the risks associated with exposure to the equity and fixed income markets. Opportunity costs involve the likelihood that the Fund's equity exposure drops to a low level or is eliminated altogether during periods of low interest rates or declining equity markets. This would reduce the Fund's ability to participate in upward equity market movements, and therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities. Investors can realize significant losses if they redeem their shares before the Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to the Fund's Protected Maturity Date and the actual NAV of Fund shares on the date of redemption. This shortfall could be more pronounced in an environment of rising interest rates or a declining stock market. If the Fund's portfolio were to terminate before the Fund's Protected Maturity Date and the Trust's Board of Trustees determine to liquidate the Fund, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses. In addition, because the the Fund participates in both the equity and debt markets, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when stocks are out of favor.

Additional principal risks of the Fund include the risk that, under certain circumstances, the Master Agreement may require all of the Fund's assets to be invested in fixed income securities, as well as the risk of an Early Closure Condition.

An Early Closure Condition is a circumstance where the Adviser allocates all of the Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments. If an Early Closure Condition occurs in the judgment of the Adviser, the Fund will close to new investments, though a new fund with the same Protected Maturity Date may be established to accept new contributions. The Manager may from time to time voluntarily waive a portion of its fees in order to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time.

An Early Fund Termination is a circumstance where the Fund will accelerate its Protected Maturity Date if all of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. In the event of an Early Fund Termination, the Master Agreement with PGF will be accelerated so that the Fund's NAV equals the Fund's Protected High Watermark Value. Thereafter, the Board of Trustees would consider appropriate action under all of the circumstances.

9

Fund Highlights: 2020 High Watermark Fund

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year, and compares the Fund's average annual returns, before and after taxes, to those of the Dow Jones Target Maturity 2020 Index. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850 x6003.

2020 HIGH WATERMARK FUND (CLASS A)

During the five-year period shown in the Bar Chart, the highest return for a quarter was 8.08% (quarter ended 9/30/06) and the lowest return for a quarter was -7.24% (quarter ended 3/31/08).

	Average Annual Total Returns (as of the periods ended December 31, 2009)
	Past One Year	Past Five Years	Since Inception (6/25/04)
Class C	–8.10%	–1.69%	0.00%
Class A	–12.03%	–2.23%	–0.48%
Return After Taxes on Distributions (Class A)	–12.55%	–3.63%	–1.82%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	–7.81%	–2.40%	–0.91%
Dow Jones Target Maturity 2020 Index(2)	19.99%	3.25%	4.46%

(1)  When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

10

INVESTMENT ADVISER AND SUBADVISER

The Fund's investment adviser is SunAmerica Asset Management Corp ("SunAmerica" or the "Manager"). The Fund's subadviser is Trajectory Asset Management, LLC.

PORTFOLIO MANAGERS

The Fund is managed by the Adviser's team of portfolio managers led Juan M. Ocampo.

Name	Portfolio Manager of the Fund Since	Title
Juan M. Ocampo	2004	President at Trajectory

Kim H. Erle	2004	Managing Director at Trajectory

Marita Ben Ari, CFA	2005	Portfolio Management and Investment Research Analyst at Trajectory

PURCHASE AND SALE OF FUND SHARES

The Fund's initial investment minimums generally are as follows:

Class A and Class C Shares
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.

Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.sunamericafunds.com.

For important information about tax information and financial intermediary compensation, please turn to "Important Additional Information" on page 12 of the Prospectus.

11

Important Additional Information

TAX INFORMATION

Each Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

12

Shareholder Account Information

SELECTING A SHARE CLASS

Each Fund offers two classes of shares through this Prospectus: Class A and Class C. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you. The 2015 High Watermark Fund no longer accepts orders to buy shares from new investors or existing shareholders. The Fund will, however, continue to accept reinvestments of dividends and capital gains distributions from existing investors.

Class A • Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class C shares.	Class C
• Higher annual expenses than Class A shares.
• Deferred sales charge on shares you sell within twelve months of purchase, as described below.
• Automatic conversion to Class A shares approximately eight years after purchase.*

*  Because Class A shares ordinarily will have a higher NAV than Class C shares because of their lower expense ratio, it may be possible that, following the automatic conversion from Class C shares to Class A shares, the total Protected High Watermark Value of a shareholder's interest could decrease following the conversion.

An investor who exchanges out of one High Watermark Fund and into another High Watermark Fund does not "import" the Protected High Watermark Value from the first Fund; rather, the redemption extinguishes any entitlement to the first Protected High Watermark Value and the purchase of the second Fund starts a new entitlement to the second Fund's Protected High Watermark Value if the shares are held to the Protected Maturity Date. An investor may exchange shares of a Fund for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). Certain conditions apply to the conversion feature in connection with exchanges, as described on page 20.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*  Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more: Class A shares are offered with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

13

Shareholder Account Information

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Funds' transfer agent (the "Transfer Agent") (or the financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described on page 15 under "Information and records to be provided to the Fund."

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Funds reserve the right to modify or to cease offering these programs at any time.

•  Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at net asset value), amounts to $50,000 or more. In determining the shares of previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other funds advised by SunAmerica, as long as such shares were sold.

•  Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•  Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Funds reserve the right to modify or to cease offering these programs at any time.

•  Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fund shares in fee-based investment products under an agreement with SACS. The following conditions established by SACS apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis; and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the funds may be purchased by clients at net asset value.

•  Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•  Fund Trustees and other individuals and their families who are affiliated with SunAmerica or any Fund distributed by the Distributor.

•  Registered management investment companies that are advised by SunAmerica.

•  Selling brokers and their employees and sales representatives and their families.

14

Waivers for Certain Investors for Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class C shares. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•  Within one year of the shareholder's death or becoming legally disabled (individually and spousal joint accounts only).

•  Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. ("SAFS") serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•  To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•  Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under "Waivers For Certain Investors for Class A Shares," such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•  Involuntary redemptions (e.g., closing of small accounts described under "Shareholder Account Information").

Other Sales Charge Arrangements and Waivers. The Funds and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•  Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account application to elect one of these other options.

•  Exchange of Shares. Shares of the Funds may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to the "Additional Investor Services" in this Prospectus for more details about this program.

•  Reinstatement Privilege. Within one year of a redemption of certain Class A and Class C shares of a Fund, the proceeds of the sale may be invested in the same share class of any Fund or in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the "Additional Investor Services" hyperlink. The Funds' Statement of Additional Information ("SAI") also contains additional information about sales charges and certain reductions and waivers.

15

Shareholder Account Information

DISTRIBUTION AND SERVICE FEES

Each class of shares of each Fund has its own plan of distribution pursuant to Rule 12b-1 ("Rule 12b-1") that provides for distribution and account maintenance fees (collectively, "Rule 12b-1 Fees") (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

1.  Read this Prospectus carefully.

2.  Determine how much you want to invest. The minimum initial investments for each class of the Funds are as follows:

•  non-retirement account: $500

•  retirement account: $250

•  dollar cost averaging: $500 to open; you must invest at least $25 a month.

The minimum subsequent investments for the Funds are as follows:

•  non-retirement account: $100

•  retirement account: $25

•  The minimum initial and subsequent investments may be waived for certain-fee based programs and/or group plans held in omnibus accounts.

3.  Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850.

4.  Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.  Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time receipt of your application, the account will not be processed or, if processed, the Funds reserve the right to redeem the shares purchased and close the account. If a Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, "Financial Institutions" or "Financial Intermediaries") may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Funds directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution please call your Financial Institution or the Funds (toll free) at (800) 858-8850. If you invest in a Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about its applicable fees.

16

BUYING SHARES

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution that is authorized to sell the Funds' shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under "Adding to an Account." The Funds will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Funds or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying Shares Through the Funds

Opening an Account	Adding to an Account
By check

• Make out a check for the investment amount, payable to the specific Fund or SunAmerica Funds. An account cannot be opened with a Fund check.
• Deliver the check and your completed Account Application (and Supplemental Account Application, if, applicable) to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
• All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.
• Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or postdated checks will not be accepted.	• Make out a check for the investment amount payable to the specific Fund or SunAmerica Funds. Shares cannot be purchased with a Fund check.
• Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.
• Indicate the Fund and account number in the memo section of your check.
• Deliver the check and your stub or note to your broker or financial adviser, or mail them to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, Missouri 64121-9373
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514

By wire

• Fax your completed application to SAFS at 816-218-0519.
• Obtain your account number by calling Shareholder Services at 800-858-8850.
• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.	• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional Investor Services."

17

Shareholder Account Information

SELLING SHARES

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Fund as described below under "Selling Shares Through the Funds." Shares held for you in your Financial Institution's name must be sold through the Financial Institution.

Selling Shares Through the Funds

By mail

(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514	Your request should include:
• Your name
• Fund name, share class and account number
• The dollar amount or number of shares to be redeemed
• Any special payment instructions
• The signature of all registered owners exactly as the account is registered, and
• Any special documents required to assure proper authorization
For overnight mail redemption, a $15 fee will be deducted from your account.

By phone

• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. (Eastern Time) on most business days.	• Or, for automated 24-hour account access call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days. Otherwise, you must provide, in writing, the following information:
• Fund name, share class and account number you are redeeming
• Bank or financial institution name
• ABA routing number
• Account number, and
• Account registration	If the account registration at your bank is different than your account at SunAmerica, your request must be signature guaranteed. A notarization is not acceptable.
Minimum amount to wire money is $250. A $15 fee will be deducted from your account.

By Internet

Visit our web site at www.sunamericafunds.com, and select the "View Your Account" hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

Certain Requests Require a Medallion Guarantee. To protect you and the Funds from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee) if:

•  Redemptions of $100,000 or more

•  The proceeds are to be payable other than as the account is registered

•  The redemption check is to be sent to an address other than the address of record

•  Your address of record has changed within the previous 30 days

•  Shares are being transferred to an account with a different registration

•  Someone (such as an executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

18

You can generally obtain a medallion guarantee from the following sources:

•  a broker or securities dealer

•  a federal savings, cooperative or other type of bank

•  a savings and loan or other thrift institution

•  a credit union

•  a securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for each Fund and class is determined each Fund business day at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4.00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class's outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those used by other funds.

Buy and sell prices. When you buy Class A and Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs.

Execution of requests. Each Fund is open on those days when the NYSE is open for regular trading ("Fund business day"). We execute buy and sell requests at the next NAV to be calculated after the Fund or its agents receives your request in good order. A purchase, exchange or redemption order is in "good order" when a Fund, SACS and/or its agent receives all required information, including properly completed and signed documents. If the Fund or SACS receives your order before the Fund's close of business (generally 4:00 p.m., Eastern Time), you will receive that day's closing price. If the Fund or SACS receives your order after that time, you will receive the next business day's closing price. The Funds reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor's purchase or redemption order to the Funds' Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund's shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission ("SEC"). The Funds and their agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible

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Shareholder Account Information

for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other retail fund distributed by SACS. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Funds at all times also reserve the right to restrict, or reject any exchange transactions, for no reason or any reason, without notice. For example, the Funds may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade: (1) may interfere with the efficient management of the Fund's portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history in the Fund and in other SunAmerica Funds.

Rejected exchanges. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

An investor who exchanges out of one Fund and into another Fund does not "import" the Protected High Watermark Value from the first Fund; rather, the redemption extinguishes any entitlement to the first Fund's Protected High Watermark Value and the purchase of the second Fund starts a new entitlement to the second Fund's Protected High Watermark Value if the shares are held to the second Fund's Protected Maturity Date.

Effect of exchanges on Class C conversion feature. Class C shares of a Fund automatically convert to Class A shares of the same Fund approximately eight years after purchase. If you exchange a High Watermark Fund's Class C shares directly for Class C shares of another High Watermark Fund, the Class C conversion schedule applicable at the time you originally purchased your shares will continue to apply and you will be credited with the time you held the first Fund's shares. However, if you exchange High Watermark Fund Class C shares for Class C shares of one or more different funds distributed by the Distributor, you will be subject to that new fund's Class C conversion feature, if any, and will not be credited with the time you held the High Watermark Fund shares.

Certificated Shares. The Funds do not issue certificated shares.

Fund holdings. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Funds discourage excessive or short-term trading, often referred to as "market timing," and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds' Board of Trustees has determined that the Funds should not serve as vehicles for frequent trading, and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds' Transfer Agent. While the Funds' expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Funds' prospectuses, the Funds may be limited in their ability to monitor the trading activity or enforce the Funds' market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, a Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

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Risks from market timers. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents an the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transactions costs, administrative costs and taxes and/or impact Fund performance.

Market timing procedures. The Funds' procedures include committing staff of the Funds' shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund's investment objective, the size of the fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into SunAmerica Funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

The Funds' distributor has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Funds pursuant to which the Financial Intermediary undertakes to provide certain information to the Funds, including trading information, and also agrees to execute certain instructions from the Funds in connection with the Funds' market timing policies. In certain circumstances, a Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Fund's policy.

A Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the insurance company may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Funds' procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and their service providers seek to make judgments that are consistent with the interests of the Funds' shareholders. While a Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of a Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be rejected or revoked by the Fund on the next Fund business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder/Dealer Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Exchange Program may be used to exchange shares periodically for the same class of shares of one or more other retail funds distributed by the Distributor except for SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only). To use the Systematic Exchange Program:

•  Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Specify the amount(s). Each exchange must be worth at least $50, although this may be waived at SunAmerica's discretion.

•  Accounts must be registered identically; otherwise a signature guarantee will be required.

Retirement Plans. SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (K) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, extension 6074.

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Shareholder Account Information

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•  Make sure you have at least $5,000 worth of shares in your account.

•  Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•  Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Make sure your dividends and capital gains are being reinvested.

Investors who utilize the Systematic Withdrawal Plan will not be able to receive the benefit of the Protected High Watermark Value for amounts that are withdrawn prior to the protected maturity date.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT MAILINGS:

Account statements. In general, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•  after every transaction that affects your account balance (except a dividend reinvestment, automatic redemption or automatic purchase from your bank account); and

•  after any change of name or address of the registered owner(s), or after certain account option changes.

IRS tax forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by February 15.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual, and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at www.sunamericafunds.com, and select the "Go Paperless" hyperlink  (note: this option is only available to accounts opened through the Fund).

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Funds.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options.

Unless otherwise specified, all dividends and distributions will be automatically reinvested in additional full and fractional shares of a Fund. If you do not reinvest all of your dividends and capital gains distribution in the Fund, your aggregate Protected High Watermark Value will be reduced.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in a Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your

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tax basis for the shares that you sell or exchange. By February 15 of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

The dynamic exposure allocation process may increase turnover of a Fund's assets, which may result in the realization of additional gains by the Fund. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in Fund shares. Any gains from the Fund's investments in futures contracts will generally be treated as long-term capital gain to the extent of 60% of the gain and the remainder will generally be treated as short-term capital gain. Shareholders will also receive taxable distributions of net income from investments in fixed income securities even in situations where a Fund has capital losses from investments in the equity markets.

The determination of the tax character of any payment under the Master Agreement to the Fund as capital gain or ordinary income is not free from doubt under federal tax law. Each Fund intends to take the position that its right to receive the payment under the Master Agreement is itself a capital asset, and that the payment in termination of this right gives rise to capital gain. Were the Internal Revenue Service to challenge this position, it is believed that at least the portion of the payment attributable to capital losses previously realized by the Fund, and perhaps attributable to the Fund's unrealized capital losses, should be treated as capital gain. Any such gain would be offset by otherwise allowable capital losses, if any. To the extent that a Fund distributes the payment to its shareholders, a portion of the payment may constitute ordinary income to the shareholders, provided, however, because each Fund will terminate at the Protected Maturity Date, it is anticipated that the shareholders receiving the payment in exchange for their shares would be treated as receiving a return of capital to the extent of their basis in the shares of the Fund, and to the extent the payment exceeds basis, as having capital gain.

The Funds will invest in zero-coupon government securities and other debt securities that are issued at a discount or provide for deferred interest. Even though the Funds receive no actual interest payments on these securities, the Funds will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements if shareholders request cash distributions.

Remember, there may be taxes on transactions. Because the Funds' share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of capital can occur. In certain cases, distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

The IRS Form 1099 that is mailed to you by February 15 details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in a Fund.

By law, each Fund must withhold 28% (currently scheduled to increase to 31% after 2010) of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Funds. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Funds under all applicable laws.

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Shareholder Account Information

Small Accounts. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $24.00 annual charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at SunAmerica's discretion.

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More Information About the Funds

INVESTMENT GOALS

Each Fund seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have an NAV on its Protected Maturity Date at least equal to the Protected High Watermark Value. Each Fund seeks high total return as a secondary objective. The investment goals of each Fund may be changed without shareholder approval, although you will receive notice of any change.

THE PAYMENT UNDERTAKING

Each Fund's Payment Undertaking provides that if you hold your Fund shares until the Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the Fund reaching this value, and any extraordinary expenses, and increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value. Even if the Fund is itself unable to meet the Payment Undertaking on the Protected Maturity Date, the Fund can rely on the Master Agreement which provides that PGF will pay the amount of any shortfall between the Fund's Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met.

More specifically, Protected High Watermark means, with respect to each share class, the higher of the initial NAV of a share and the NAV for a share on the date a share of that class is first issued. Thereafter, on each date on which NAV is calculated (a "Share Valuation Date"), the Protected High Watermark Value for a share of that class will be reset to equal the greater of (I) the NAV for a share on that Share Valuation Date or (II) the Protected High Watermark Value for a share for the immediately prior Share Valuation Date less the sum of (A) the product obtained by multiplying (i) the share distribution amount (recorded on that date if the Share Valuation Date is an ex-dividend date) for shares of that class, if any, by (ii) a ratio equal to the Protected High Watermark Value for a share on the immediately preceding Share Valuation Date divided by the sum of (a) NAV on that Share Valuation Date and (b) the share distribution amount, if any, declared on that Share Valuation Date, plus (B) extraordinary expenses per share, if any, accrued or paid on that Share Valuation Date (to the extent there was no prior accrual for this expense).

PROTECTED HIGH WATERMARK VALUE

The Protected High Watermark Value on a per share basis is reduced by dividends and distributions paid; a shareholder who reinvests dividends and distributions, however, receives additional shares that maintain his or her aggregate Protected High Watermark Value. A shareholder's aggregate Protected High Watermark Value may be reduced, as more fully explained in this Prospectus:

•  If the shareholder takes any dividends or distribution in cash instead of reinvesting them in additional shares of the Funds;

•  If he or she redeems any shares before the Protected Maturity Date;

•  If there are extraordinary expenses incurred by the Fund;

•  If the Funds' investment strategy otherwise is unsuccessful, or if the manager, the Fund or the Adviser fails to perform certain obligations under the Master Agreement;

•  If both PGF and Prudential Financial fail to meet their obligations under the Master Agreement;

•  If there is an early termination of the Master Agreement; or

•  If there is an automatic conversion from Class C Shares to Class A Shares.

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More Information About the Funds

HOW IS THE PROTECTED HIGH WATERMARK VALUE DETERMINED?

Below are several illustrations indicating how the Protected High Watermark Value would be calculated under different circumstances. These examples relate to Class A shares; examples for Class C shares can be found on SunAmerica's website (www.sunamericafunds.com). These examples start with the following assumptions:

Shares Purchased: Class A shares of the 2015 High Watermark Fund

Amount of Purchase: $20,000

Net Asset Value at Time of Purchase: $10.00 per share

Public offering price per share, including 5.75% sales charge: $10.61

Total sales load paid at purchase: $1,150 (5.75% of $20,000)

Total number of shares purchased: 1885 (20,000/$10.61 per share = 1885 shares)

Other Assumptions: You hold your shares until the Protected Maturity Date and if the Fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Master Agreement by either the Fund or PGF (and Prudential Financial).

Example 1: The Fund's highest NAV attained is $11.00 per share and no dividends or distributions are paid after that value is reached.

You will receive $20,735.00, which is equal to the Protected High Watermark Value times the number of shares that you own ($11.00 x 1885 = $20,735.00). This amount would be paid whether the Fund's highest NAV (Protected High Watermark Value) is reached before or after you purchase your shares.

Example 2: Make the same assumptions as in example 1, except that the Fund's NAV reaches its highest point of $10 per share on the date of your purchase, then declines to $9.00 per share and no dividends or distributions are paid by the Fund after this date.

The amount payable to you upon redemption at the Protected Maturity Date would be $18,850 (1,885 x $10.00), the value of the shares you purchased, even though the Fund's NAV has gone down subsequently.

The following examples illustrate that if you reinvest your dividends and distributions in additional shares of the Fund, the Protected High Watermark Value per share will decline as dividends and distributions are paid out, but this decline will be offset by the increase in the number of shares you own as a result of your reinvestment. If you do not reinvest your dividends and distributions in additional shares of the Fund, your aggregate High Watermark Value will be reduced. If you redeem your shares prior to the Protected Maturity Date, you will not be entitled to receive the Protected High Watermark Value on those shares. If you redeem shares, you will then hold fewer shares at the then-current Protected High Watermark Value, thereby reducing your aggregate Protected High Watermark Value. A redemption made from the Fund prior to the Protected Maturity Date will be made at the Fund's then-current NAV, less any applicable CDSC, which may be lower than the Protected High Watermark Value.

Example 3: Same assumptions as above, except that the Fund's highest NAV reaches $12.50 per share. It subsequently declines to $12.00 per share and on the Share Valuation Date, a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the Share Valuation Date, the NAV per share is $11.00 (remember the dividend is paid out of Fund assets $12.00 - $1.00 = $11.00).

To recalculate the new Protected High Watermark Value per share:

1.  The new Protected High Watermark Value is the greater of $11.00 per share or the following:

2.  High Watermark Value immediately prior to the Share Valuation Date ($12.50)

3.  Less the sum of (A) the product obtained by multiplying (i) the share distribution amount ($1.00) by (ii) a ratio equal to the Protected High Watermark Value per share immediately preceding the Share Valuation Date ($12.50) divided by a sum of (a) NAV on the Share Valuation Date ($11.00) and (b) the share distribution amount on the Share Valuation Date ($1.00) plus extraordinary expenses, if any ($0.00): $1.00 x $12.50/($11.00+$1.00) = $1.04167

4.  Item 2 minus Item 3: $12.50 - $1.04167 = $11.46

Because $11.46 is greater than the NAV on the Share Valuation Date ($11.00), $11.46 becomes the new Protected High Watermark Value.

In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 171.364 shares: 1,885 (shares owned) x 1.00 per share dividend /$11 (NAV) = 171.364 (additional shares purchased) bringing your total shares owned to 1885 + 171.364 = 2,056.364.

Consequently, the new AGGREGATE Payment Undertaking Amount to you is now 2,056.364 x $11.46 = $23,565.93.

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Example 4: You elect to receive Fund dividends and distributions in cash. We will use the same assumptions in Example 3 above, except that you elect to receive dividend in cash.

To recalculate your aggregate Protected High Watermark Value:

1.  Determine the value of your dividend: 1,885 shares x $1.00 = $1,885.00.

2.  Determine the new Protected High Watermark Value: $11.46.

3.  Recalculate the new AGGREGATE Payment Undertaking: $11.46 (new Protected High Watermark Value) x 1,885 (because you will receive the dividend in cash rather than additional shares, the number of Fund shares you own remains at 1,885.) = $21,602.10 (This amount is $1,963.88 less than the value of the AGGREGATE Payment Undertaking if you reinvested the dividend which accounts for the cash value that you chose to take currently, $1,885.00.) Thus if you do not reinvest dividends, the value of the AGGREGATE Payment Undertaking will be reduced by the an amount related to the amount that you remove from the Fund. If the Fund's NAV immediately prior to the dividend is less than the Protected High Watermark Value per share and you do not reinvest your dividend, the value of the dividend in cash would be less than the High Watermark value of the shares received through the reinvested dividends by an amount equal to the difference between the NAV and the Protected High Watermark Value per share.

Although you can perform this calculation yourself, the Fund will recalculate the Protected High Watermark Value for each share class on each Fund business day and will publish it on the SunAmerica website—www.sunamericafunds.com—together with the current NAV. It is possible that the Fund's calculations may differ from a shareholder's calculation, for example, because of rounding or the number of decimal places used. In each case, the Fund's calculations will control.

HOW DO THE FUNDS DIFFER FROM ORDINARY PRINCIPAL PROTECTED OR TARGET MATURITY/LIFECYCLE FUNDS?

Ordinary principal protected funds normally only offer protection on an investor's initial investment and provide no assurance of preserving investment gains. Moreover, those funds only offer their shares for a limited period and then close to new investments.

In contrast, the High Watermark Funds continuously offer their shares and provide the flexibility to make systematic investments over time targeted to chosen Protected Maturity Dates. More importantly, the Funds seek to preserve investment gains and return the Protected High Watermark Value at the Protected Maturity Date — even if it was attained before the investor was a shareholder of the Fund.

Ordinary target maturity or lifecycle funds seek to tailor their portfolios' risk levels to suit their time horizons. As maturity approaches, these funds generally reallocate their portfolios (e.g., by reducing their portfolios' allocation to stocks and increasing their fixed income exposure, but reducing the duration of their fixed income securities) so as to reduce expected risk and consequently expected return.

The High Watermark Funds generally tailor their portfolios' risk level over time in a manner similar to ordinary target maturity or lifecycle funds. In contrast to ordinary target maturity or lifecycle funds, however, the High Watermark Funds seek to preserve principal and investment gains at the Protected Maturity Date.

INVESTMENT STRATEGY

General

The Funds seek to generate capital appreciation by maintaining exposure to U.S. equity markets, while also being invested in fixed income securities. Exposures to both markets are managed to minimize the risk of loss of principal and investment gains over the Funds' respective maturities and to become generally more conservative (that is, less exposed to equity markets) as the Fund's Protected Maturity Date approaches. Under normal market conditions, the Funds will initially seek significant equity exposures and relatively long duration fixed income exposures and will be managed such that, as the Protected Maturity Date approaches, Fund holdings are increasingly devoted to high-grade, short-term fixed income securities. This reduction of investment risk exposure over time is broadly typical of target maturity or lifecycle funds and is frequently considered to be appropriate for prudent investors who are investing to provide for retirement, education or other purposes that prescribe an investment time horizon.

The Funds may trade portfolio holdings actively, which could increase the Funds' transaction costs (thus affecting performance) and may increase your taxable distributions.

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More Information About the Funds

Notional Exposure is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

PORTFOLIO CONSTRUCTION AND REBALANCING

The Funds' Adviser, Trajectory Asset Management LLC, uses disciplined quantitative investment formulae that seek to maximize the Funds' prospects for capital appreciation while preserving investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the Protected Maturity Date.

The Adviser employs the disciplined quantitative approach through a proprietary, computer assisted methodology to construct and rebalance the Funds' portfolios. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as government securities, but also the portfolios' notional exposures to equity markets via futures contracts and from time to time options contracts. The quantitative methodology evaluates a number of factors including, but not limited to:

•  The Fund's NAV as compared to its Protected High Watermark Value

•  The prevailing level of interest rates

•  Fund expenses

•  The current value of S&P 500 Index futures compared to their previous high-water value

•  Margin requirements relating to S&P 500 Index futures

•  The level of Fund holdings of money market instruments, including margin deposits

•  The length of time remaining until the Fund's Protected Maturity Date

Through this quantitative methodology, the Adviser determines each Fund's initial portfolio holdings of S&P 500 Index futures, government securities and money market instruments, and determines portfolio rebalancing requirements thereafter.

Under certain market conditions, the Adviser may collar a portion of the S&P 500 Index exposure by writing calls and buying puts. A collar is a trade that establishes both a maximum profit (the ceiling) and maximum loss (the floor) when holding the underlying asset. The premium received from the sale of the ceiling reduces that due from the purchase of the floor. Strike prices are often chosen at the level at which the premiums net out or generate net positive premiums to the Fund. An example would be: owning 100 futures contracts, while simultaneously selling a call, and buying a put. Under most market conditions, the Funds are rebalanced daily on each business day. In volatile markets, however, the Adviser may rebalance the Funds' exposures more frequently and execute intra-day trades. By rebalancing daily, the Adviser seeks to reallocate each day's gains so as to protect them until the Protected Maturity Date, along with initial capital and prior days' gains, which are similarly protected by portfolio rebalancing.

The quantitative methodology is calibrated so as to control investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the Protected Maturity Date, while maintaining equity market exposure over a broad range of market conditions. Targeted persistence of equity exposures is generally consistent with a target maturity or lifecycle fund. However, in the event of a significant decline in interest rates, or equity market values, or both, the methodology may significantly reduce or eliminate a Fund's equity exposure well before the Fund's protected maturity date, which could constitute an early closure condition, discussed below.

Equity Exposure. The Funds use S&P 500 Index futures to generate equity market exposures. The S&P 500 Index is a stock market index comprising common stocks in the U.S. selected by Standard and Poor's Corporation ("S&P"). By buying these contracts, and holding them together with high grade fixed income securities, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index. By holding futures contracts, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

The Funds intend to hold only S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange. These contracts generally provide a high degree of liquidity and a low level of

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counterparty performance and settlement risk. The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

The 2015 High Watermark Fund and the 2020 High Watermark Fund will cap their notional exposure to the equity markets at approximately 95% of current assets.

The Funds' investments in S&P 500 Index futures are fully covered by high-grade fixed income securities. The Funds intend to maintain at least 100% coverage of notional equity exposures in the form of U.S. government securities and other high-grade fixed income securities.

Through the use of futures strategies, the Funds seek to contain trading costs and expenses related to dynamic rebalancing. In employing these strategies, the Funds also seek to earn higher aggregate cumulative interest income over the life of each Fund than would typically be available through a portfolio of comparable credit quality that generates its equity exposure through direct holdings of shares of stock.

Table 1 below shows the targeted notional equity exposure ranges, expressed as a percent of net assets, for each of the Funds. The Table includes an estimated range, as of the date of this Prospectus, of average notional equity exposures that the Funds might experience through their Protected Maturity Dates on a time-weighted basis.

Table 1

Fund	Indicative Range of Targeted Average Notional Equity Exposures Over Time
High Watermark 2015 Fund	0-15%
High Watermark 2020 Fund	0-50%

The target exposures shown in Table 1 are indicative only; actual exposures may differ significantly from these estimates. The average notional equity exposure that a Fund actually attains over time may be at or near the lower end of the range indicated in Table 1 if the Fund encounters significant equity market declines, low interest rates, or a combination of the two over its Investment Period. As of December 31, 2009, the actual notional equity exposure of each Fund was less than 1% of net assets. The Funds may collar the equity index futures position by purchasing puts and writing calls on a portion of the equity exposure.

Fixed Income Participation. Generally, all or nearly all of the assets in the fixed income portfolio will be invested in U.S. government securities and high-grade money market instruments. Initially the Funds will hold a fixed income portfolio composed of longer duration U.S. government securities and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.

The Funds' investment in U.S. government securities will generally, if not wholly, consist of zero-coupon government securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the government security will accrue and compound over the period until the Protected Maturity Date or the particular interest payment date at a rate of interest reflecting the market rate of the securities at the time of issuance. Zero-coupon government securities do not make periodic payment of interest and are highly interest rate sensitive.

Zero-coupon government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated either AAA by Standard & Poor's ("S&P") or Aaa by Moody's Investors Service ("Moody's"), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody's has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody's, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody's. Holdings of long-term securities issued by agencies or instrumentalities may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations if a Fund is in an Early Closure Condition, discussed below. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury. Short-term securities held by a Fund will be issued by issuers rated in the highest rating categories by S&P or Moody's.

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More Information About the Funds

Table 2 below shows the ranges of targeted durations for the Funds' fixed income portfolios. The Table includes an estimated range, as of the date of this Prospectus, of average portfolio duration that the Fund might experience through its Protected Maturity Date on a time-weighted basis.

Table 2

Fund	Estimated Range of Targeted Fixed Income Portfolio Exposures Over Time
High Watermark 2015 Fund	1.5-3.0 years
High Watermark 2020 Fund	3.0-5.0 years

The targeted average durations shown in Table 2 are indicative only; actual durations may differ significantly from these estimates due to changes in market conditions, particularly interest rates, and fixed income and equity market conditions over time.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS

A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. This section discusses the risks associated with certain types of securities in which the Funds may invest and certain investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information.

HOW RISKY ARE THE FUNDS OVERALL?

The principal risks of an investment in a Fund involve opportunity costs, as well as the risks associated with exposure to the equities and fixed income markets. These risks are discussed in detail below.

Fund performance is significantly dependent upon the Adviser's skill in managing assets to implement the Funds' strategy. There is no assurance that a Fund's investment strategy alone will achieve its investment objective of fulfilling the Payment Undertaking.

If a Fund's investment strategy is unsuccessful, you can lose money if the financial condition of PGF and Prudential Financial deteriorates and they are unable to satisfy the Master Agreement with the Fund. It is also possible, though unlikely, that the Fund will not be able to satisfy its obligations under the Master Agreement and PGF and Prudential Financial are relieved of their obligations under the Master Agreement. As a result, the Fund may not be able to redeem your shares for the Protected High Watermark Value on the Protected Maturity Date. You also could lose money if, among other reasons, the Fund incurs extraordinary expenses, or if you redeem your shares prior to the Protected Maturity Date.

OPPORTUNITY COSTS

If at any time during the Investment Period interest rates are low, a Fund's exposure may be largely limited to fixed income securities in order to decrease the likelihood that a payment would be required under the Payment Undertaking. In addition, if the equity markets experience a major decline, the Fund's exposure may become largely limited to fixed income securities. In fact, if the value of the equity index futures portfolio were to decline by a significant amount, a complete allocation to fixed income exposure would likely occur. In the event of an allocation of 100% of the portfolio exposure to fixed income securities, the Fund would likely lose exposure to the equity markets prior to the Protected Maturity Date. In this circumstance, the Fund may not participate meaningfully in any subsequent recovery in the equity markets.

In addition, the terms of the Master Agreement prescribe certain investment parameters within which a Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement. Accordingly, the Master Agreement could limit the Adviser's ability to alter the allocation of Fund assets in response to changing market conditions. The terms of the Master Agreement could require the Fund to liquidate an equity index futures position when it otherwise would not be in the shareholders' best interests.

Use of fixed income securities reduces the Funds' ability to participate as fully in upward equity market movements, and therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities.

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RISK OF INTERIM REDEMPTION

Investors can realize significant losses if they redeem their shares before a Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to maturity and the actual NAV of Fund shares.

EARLY FUND TERMINATION

If a Fund's portfolio were to terminate before the Fund's Protected Maturity Date and the Trust's Board of Trustees determines to liquidate the Fund, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses.

INTEREST RATE RISK

Debt securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. In addition, the market value of zero-coupon securities (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically.

ZERO-COUPON SECURITIES

Federal tax law requires that a holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because a Fund must distribute substantially all of its net income (including non-cash income attributable to the accretion of value of zero-coupon securities) to its shareholders each year for income and excise tax purposes, this accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders.

CREDIT RISK

Commercial paper and other high quality short-term notes held by the Funds are promissory notes of private issuers that depend solely on the credit of the issuing company. Securities directly issued by the U.S. Treasury and certain U.S. government agencies that are backed by the full faith and credit of the U.S. government have little credit risk. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. All U.S. government securities may be subject to price declines due to changing interest rates.

USE OF FUTURES

While the use of futures contracts by the Funds can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin. In addition, although the Funds intend to purchase or sell futures contracts on the Chicago Mercantile Exchange where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a futures investment position when it wanted to do so.

TRANSACTION COSTS

The dynamic exposure allocation process results in additional transaction costs such as dealer spreads and charges incurred from futures commission merchants. This process can have an adverse effect on the performance of the Funds during periods of increased equity market volatility. In addition, the dynamic exposure allocation strategy may require a Fund to have a higher portfolio turnover rate. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

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More Information About the Funds

U.S. GOVERNMENT SECURITIES

Some U.S. government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

FUND SUITABILITY

If you may need access to your money at any point prior to the Protected Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the Funds. Investors who redeem before the Protected Maturity Date will receive the current NAV of their investment, which may be less than either the Protected High Watermark Value or their initial investment.

While you may redeem your shares in accordance with the policies described under "Transaction Policies", shareholders who do not reinvest their distributions or dividends will reduce their aggregate Protected High Watermark Value and shareholders who redeem prior to the Protected Maturity Date will bear the cost of the Master Agreement without receiving any corresponding benefit. As explained in the examples on pages [ ], if you reinvest your dividends and distributions, the number of shares you own in a Fund will increase at each date on which a dividend or distribution is paid and the Protected High Watermark Value will decrease so that your overall aggregate Protected High Watermark Value will not change. However, if you fail to reinvest dividends or distributions or you redeem Fund shares, your overall aggregate Protected High Watermark Value will decrease because you will have fewer shares multiplied by the applicable Protected High Watermark Value.

RISKS ASSOCIATED WITH THE MASTER AGREEMENT

If the NAV of a Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the Funds' ability to meet the Payment Undertaking.

CONTRACTUAL RESTRICTIONS UNDER THE MASTER AGREEMENT

The Funds are subject to conditions of the Master Agreement that require the Adviser to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the Funds' assets will be insufficient to allow a Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date. Accordingly, the Master Agreement could limit the Adviser's ability to respond to changing market conditions. If the Adviser fails to provide the required information to PGF or if the Adviser does not comply with the agreed-upon investment parameters or other requirements in the Master Agreement and fails to cure such deficiency within specified cure periods, PGF may terminate the Master Agreement (as described below) or exercise its right to instruct the Funds' custodian to immediately rebalance a Fund's portfolio so that it complies with the investment parameters. Compliance with these investment parameters may require that a Fund's assets be invested exclusively in fixed income securities, in which case a Fund's ability to participate in upward equity market movements could be eliminated.

RISK OF CANCELLATION OF THE MASTER AGREEMENT

While the Adviser intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

EARLY CLOSURE CONDITIONS

If the Fund has irrevocably allocated its assets to the fixed income portfolio, it will close to new share issuances. A new Fund may be formed with the same Protected Maturity Date to accept new contributions. The Manager and the Adviser have contractually agreed to reduce their respective fees in the event that a Fund becomes completely invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the Fund's fixed income securities, and the Fund is within three years of its Protected Maturity Date, that date will be accelerated

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and the Trust's Board of Trustees will consider appropriate action under all of the circumstances as described below. PGF may, however, permit the Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

EARLY FUND TERMINATION CONDITIONS

Under the Master Agreement, if certain low interest rate conditions occur and a Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If a Fund terminates early under these circumstances, the Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. Thereafter, the Trust's Board of Trustees will consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark Strategy.

Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds or other action following a Protected Maturity Date Early Fund Termination.

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More Information About the Funds

GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Capital Appreciation is growth of the value of an investment.

A Derivative Instrument is a contract, such as an option or future, whose value is based on the performance of an underlying financial instrument.

The Dow Jones Target Maturity 2015 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three/AMBAC bond indexes and the one-to-three months T-bill index. You may not invest directly in the Dow Jones Target Maturity 2015 Index and, unlike the Fund, this index does not incur fees and expenses.

The Dow Jones Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three/AMBAC bond indexes and the one-to-three months T-bill index. You may not invest directly in the Dow Jones Target Maturity 2020 Index and, unlike the Fund, this index does not incur fees and expenses.

An Early Closure Condition is a circumstance where the Adviser allocates all of a Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments.

An Early Fund Termination is a circumstance where a Fund will terminate by accelerating its Protected Maturity Date if ALL of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. Thereafter, the Board of Trustees of the Trust would consider appropriate action under all of the circumstances. Also, the Board of Trustees of the Trust or PGF can terminate the Fund under certain circumstances.

Equity Exposure means investing a portion of the Funds' assets in S&P 500 Index futures to generate equity market exposures. By buying these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.

The Equity Risk Budget for a Fund defines its maximum permissible equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk Budget sets the maximum permissible equity exposure for the Fund.

Extraordinary Expenses means any Fund fees and expenses that are not incurred or accrued in the ordinary course of the Fund's business (including for example, all costs of defending or prosecuting any claim, or litigation, to which the Fund is a party, together with any amounts in judgment, settlement or indemnification expense incurred by the Fund) or any other non-recurring, non-operating expenses.

Fixed Income Participation means investing a portion of the Funds' assets in U.S. government securities and high-grade money market instruments, including zero-coupon government securities and STRIPS.

Fixed Income Securities provide consistent interest or dividend payments. They include U.S. government securities. A high-quality fixed income security is rated in the highest ratings category by a debt rating agency (or is considered of comparable quality by the Adviser).

Futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

The Investment Period for Class A and Class C of each Fund commenced on June 25, 2004 and ends on that Fund's Protected Maturity Date, at which time the Board of Trustees of the Trust would consider appropriate action under all of the circumstances. These actions could include liquidating the

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Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark Strategy. During its Investment Period, a Fund will make continuous public offerings of its shares. Under certain limited circumstances, the Fund may close to new investments or liquidate altogether prior to its scheduled Protected Maturity Date.

The Master Agreements are the agreements between each of the Funds, and Prudential Global Funding, under which PGF will pay to each Fund any shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund's Protected Maturity Date, provided certain conditions are met.

Money Market Instruments include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers' acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

Net Asset Value, or NAV, is the value of a Fund's assets minus all liabilities divided by the number of shares outstanding. The Funds calculate their NAV each business day.

Notional Exposure is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

Each Fund's Payment Undertaking is the undertaking by the Fund to pay the Protected High Watermark Value on the Protected Maturity Date.

Preservation of Principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

The Protected High Watermark Value for a Fund is the highest net asset value per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution.

The Protected Maturity Date is the date on which a Fund's shareholders are entitled to receive their aggregate Protected High Watermark Value.

Repurchase Agreements are agreements in which the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months.

S&P 500 Index is a stock market index comprised of common stocks in the U.S. selected by S&P.

S&P 500 Index Futures are legally binding agreements for the future sale by one party and purchase by another party of a specified amount of the S&P 500 Index for a specified price on a designated future date. A futures contract is part of a class of instruments called derivatives, so named because these instruments derive their value from the worth of the underlying investments.

STRIPS (Separate Trading of Registered Interest and Principal of Securities) are separately traded interest or principal components of securities issued or guaranteed by the U.S. Treasury. Under the STRIPS program, the interest and principal components of these securities are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A Zero-Coupon Security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

Zero-Coupon Government Securities are: (i) securities issued or guaranteed by the U.S. Treasury or other government sponsored agency or instrumentality that have been stripped of their unmatured interest coupons and receipts; (ii) certificates representing interest in such stripped debt obligations or coupons; or (iii) zero-coupon government securities that are originally issued at a discount from

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More Information About the Funds

their face value (original issue zeros). Zero-coupon government securities do not require periodic payment of interest and are highly interest rate sensitive. The difference between what you pay for a zero-coupon government security and what it pays at maturity is the amount of interest earned, assuming the zero-coupon government security is held until maturity.

RISK TERMINOLOGY

Active Trading: A Fund may engage in frequent trading of portfolio holdings to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

Bond Market Volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Default Risk: The risk that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. In these circumstances, Fund shareholders could receive an amount less than the Protected High Watermark Value.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Early Termination Risk. The principal risk of Early Fund Termination is that, if thereafter the Trust's Board of Trustees determines to liquidate the Fund, an investor will need to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which may involve transaction expenses.

Equity Risk: The risk that the equity market may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest Rate Risk: The market value of the interest-bearing debt securities held by the Funds are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. Zero-coupon bonds, including STRIPS, longer term and lower coupon bonds tend to be more sensitive to changes in interest rates. As a result, an investment in the Funds is subject to risk even if all fixed income securities in a Fund's investment portfolio are paid in full at maturity.

Interim Redemption Risk: The risk that investors can realize significant losses if they redeem their shares before maturity, particularly if they need to sell their shares when a Fund's Protected Maturity Date is still a long way off.

Opportunity Cost: The difference in return between a chosen investment and one that is passed up. Investment in fixed income securities during the Investment Period reduces the Funds' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that invests principally in equity securities.

Securities Selection: A strategy used by a Fund, or securities selected by its Adviser, may fail to produce the intended return.

Yield Shortfall Risk: The risk that portfolio yield drops below a Fund's expense ratio and the Fund would have to use capital (i.e., NAV) to cover its expenses.

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Fund Management

FUND MANAGEMENT

Manager. SunAmerica supervises the daily business affairs of each Fund and provides various administrative services to the Funds. SunAmerica has delegated portfolio management responsibilities to the Adviser.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $40.5 billion as of December 31, 2009. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust. Pursuant to an Investment Advisory and Management Agreement each Fund will pay SunAmerica a management fee at the annual fee of 0.65% of average daily net assets. If a Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the Investment Period. For the fiscal year ended October 31, 2009, each Fund paid SunAmerica a management fee of 0.65%.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory and Management Agreement and Subadvisory Agreement of the Funds is available in the Funds' Annual Report to shareholders for the period ending October 31, 2009.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Funds in the amounts set forth in the Funds' SAI and as described in the footnotes to the Expense Tables of this Prospectus. SunAmerica also may voluntarily waive or reimburse additional amounts, including to increase the investment return to a Fund's investors or in order to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. Further, any waivers or reimbursements made by SunAmerica are subject to recoupment from that Fund within the previous two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

Please see additional information on the distribution-related payments made by SunAmerica under "Distributor" on pages 38-39.

Adviser. Trajectory Asset Management LLC was organized in 2003 under the laws of Delaware and its principal offices are at 150 East 52nd Street, 7th Floor, New York, NY 10022. The Funds are managed by a team of investment professionals who are employed by the Adviser.

The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates for the Funds. SunAmerica may terminate any agreement with the Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated advisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated advisers for new or existing Funds, change the terms of particular agreements with unaffiliated advisers or continue the employment of existing unaffiliated advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Fund have the right to terminate an agreement with an adviser for that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any adviser changes. The order also permits the Fund to disclose the Adviser's fees only in the aggregate for each Fund.

The Adviser's fee will be 43% of the net management fees after reimbursements paid to SunAmerica. SunAmerica has agreed to pay the Adviser a minimum fee (the "Minimum Fee") equal to 0.25% and 0.20% of average daily net assets with respect to the 2015 High Watermark Fund and 2020 High Watermark Fund, respectively. The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and the Adviser, subject to approval by the Board of Trustees, including a majority of the Independent Trustees. For the fiscal year ended October 31, 2009, SunAmerica paid Trajectory a fee of 0.25% and 0.20% of average daily net assets with respect to the 2015 High Watermark Fund and 2020 High Watermark Fund, respectively. Payments to the Adviser for its services are made by SunAmerica, not by the Funds.

37

Fund Management

The Funds are managed by the Adviser's team of portfolio managers led by Juan M. Ocampo. Additional Information about the portfolio managers' compensation, other accounts under management and ownership of the Fund's shares is contained in the SAI. The portfolio managers are described below:

Juan M. Ocampo
President

Prior to founding Trajectory Asset Management LLC and its parent company Demand Insights LLC, Mr. Ocampo served as a Partner of McKinsey & Company, Mitchell Madison Group (and its successor, marchFIRST), and as a Managing Director of Securitas Capital, a private equity investment fund jointly funded by Credit Suisse and Swiss Re. Mr. Ocampo is co-author of the book Securitization of Credit, published by John Wiley and Sons, and author of articles published in the Journal of Applied Corporate Finance and the McKinsey Quarterly. Mr. Ocampo is a graduate of the Massachusetts Institute of Technology and he received an MBA from Harvard Business School.

Kim H. Erle
Managing Director

Prior to founding Trajectory Asset Management and its parent company Demand Insights LLC, Ms. Erle was a Partner of marchFIRST, the successor firm of Mitchell Madison Group. Ms. Erle has also held positions at Bloomberg LP and at Salomon Brothers. Ms. Erle is a graduate of the Operations Research and Industrial Engineering program at Cornell University (with honors). She holds an MA in International Affairs and Economics from the Johns Hopkins School of Advanced International Studies, and an MBA (with honors) in Finance from Columbia Business School.

Marita Ben Ari, CFA

Ms. Ben Ari is a Portfolio Management and Investment Research Analyst at Trajectory Asset Management LLC, where her responsibilities include: portfolio position and collateral reconciliation; trading of fixed income securities and equity derivatives; and quantitative investment research. Prior to joining Trajectory Asset Management LLC in October 2005, Ms. Ben Ari was a Financial and Strategy Consultant at TA Strategic Consulting/Ernst & Young (TASC), an Israeli management consultancy since January 2004. At TASC, Ms. Ben Ari served clients in the banking and telecom industries, as well as the Israeli government. Prior to that Ms. Ben Ari also held a position as a research assistant at Tel Aviv University from September 2001 through August 2003, where she specialized in data mining. Ms. Ben Ari holds Bachelor and Master's degrees from Tel Aviv University in the field of Industrial Engineering and Management, where she graduated first and second in her class respectively. She served for three years as an officer in the Israeli Defense Forces.

Distributor. SACS distributes each Fund's shares. SACS, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's Class A and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Funds. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Broker-dealers may not use sales of the Funds' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the FINRA. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related

38

payments may be made to dealers or financial intermediaries for marketing or promotional services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to one or more Funds' inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds' Class A and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase the Funds through a Financial Institution, the Funds, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution's Website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. SunAmerica Fund Services, Inc. ("SAFS" or the "Servicing Agent") assists the Funds' transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A and Class C shares.

SunAmerica, the Distributor and the Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

Prudential Financial and PGF. Prudential Financial is one of the largest financial services institutions in the United States. Prudential Financial provides a wide range of insurance, investment management and other financial products and services and has more than 15 million individual and institutional customers in the United States and over 30 other countries.

PGF was established in 1985 and is an indirect subsidiary of Prudential Financial. PGF serves as a central processing point for all proprietary over-the-counter derivative transactions within the Prudential Financial family and enters into a wide range of derivative instruments. Given the breadth of Prudential Financial's activities domestically and internationally, PGF interfaces frequently with the numerous business units within the firm to facilitate business. The many functions of PGF include:

•  Providing derivative strategies to enhance product line sales and investments.

•  Centralizing all over-the-counter derivative trading, credit and operational risk.

•  Supporting Prudential Financial's debt issuance programs.

•  Engineering new products for Prudential Financial's retail and institutional client base.

•  Providing structured notes to qualified institutional buyers via Prudential Funding Corporation's Medium Term Note Program.

•  Hedging, within prescribed limits, Prudential Financial's foreign currency risk arising from investments in foreign subsidiaries.

The performance of PGF's obligations with respect to the Master Agreement is guaranteed by Prudential Financial. Prudential Financial's long-term senior debt is rated Baa2 (Moody's)/A (S&P) as of February 10, 2010.

Under the Master Agreement, each Fund pays PGF a fee of 0.35% of average daily net assets. Since this fee rate is specific to each Fund's Master Agreement, if the Master Agreement were terminated with respect to a Fund and the Trust entered into a new master agreement, the fee payable under the new agreement may be higher than 0.35%. Any increase in the fee payable would be borne by the Fund.

39

Financial Highlights

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, for the fiscal years ended October 31, 2009 and October 31, 2008, and by another independent registered public accounting firm for the fiscal years prior to October 31, 2008. The report of PricewaterhouseCoopers, LLP, along with each Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

Period Ended	Net Asset Value beginning of period	Net Invest- ment income(1)	Net gain (loss) on investment (both realized and unrealized)	Total from invest- ment operations	Dividends from net Invest- ment income	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expense to average net assets(3)	Ratio of net investment income to average net assets(3)	Portfolio Turnover
	2015 HIGH WATERMARK FUND
	Class A
11/01/04-10/31/05	$10.33	$0.22	$0.27	$0.49	$(0.04)	$(0.09)	$(0.13)	$10.69	4.74%	$58,350	1.65%	2.12%	1%
11/01/05-10/31/06	10.69	0.32	0.90	1.22	(0.16)	(0.08)	(0.24)	11.67	11.62	88,219	1.65	2.94	1
11/01/06-10/31/07	11.67	0.34	0.78	1.12	(0.32)	(0.76)	(1.08)	11.71	10.28	100,199	1.65	3.09	14
11/01/07-10/31/08	11.71	0.18	(1.67)	(1.49)	(0.33)	(0.65)	(0.98)	9.24	(13.76)	110,924	1.65	1.85	26
11/01/08-10/31/09	9.24	0.14	0.53	0.67	(0.15)	—	(0.15)	9.76	7.22	108,280	1.44	1.48	46
	Class C
11/01/04-10/31/05	$10.33	$0.15	$0.26	$0.41	$(0.03)	$(0.09)	$(0.12)	$10.62	3.92%	$32,569	2.30%	1.47%	1%
11/01/05-10/31/06	10.62	0.25	0.90	1.15	(0.10)	(0.08)	(0.18)	11.59	10.94	45,450	2.30	2.28	1
11/01/06-10/31/07	11.59	0.27	0.77	1.04	(0.25)	(0.76)	(1.01)	11.62	9.54	53,232	2.30	2.44	14
11/01/07-10/31/08	11.62	0.11	(1.64)	(1.53)	(0.26)	(0.65)	(0.91)	9.18	(14.18)	86,196	2.30	1.16	26
11/01/08-10/31/09	9.18	0.08	0.52	0.60	(0.10)	—	(0.10)	9.68	6.51	88,676	2.09	0.83	46
	2020 HIGH WATERMARK FUND
	Class A
11/01/04-10/31/05	$10.29	$0.21	$0.45	$0.66	$(0.03)	$(0.07)	$(0.10)	$10.85	6.42%	$22,847	1.65%	2.07%	0%
11/01/05-10/31/06	10.85	0.34	1.03	1.37	(0.16)	(0.09)	(0.25)	11.97	12.75	34,897	1.65	3.06	0
11/01/06-10/31/07	11.97	0.37	0.84	1.21	(0.33)	(0.86)	(1.19)	11.99	10.88	41,679	1.65	3.27	4
11/01/07-10/31/08	11.99	0.20	(3.30)	(3.10)	(0.36)	(0.79)	(1.15)	7.74	(28.39)	37,762	1.65	2.05	50
11/01/08-10/31/09	7.74	0.14	0.50	0.64	(0.16)	—	(0.16)	8.22	8.32	38,471	1.59	1.68	14
	Class C
11/01/04-10/31/05	$10.29	$0.15	$0.44	$0.59	$(0.02)	$(0.07)	$(0.09)	$10.79	5.73%	$9,008	2.30%	1.41%	0%
11/01/05-10/31/06	10.79	0.26	1.03	1.29	(0.09)	(0.09)	(0.18)	11.90	12.07	14,751	2.30	2.42	0
11/01/06-10/31/07	11.90	0.30	0.83	1.13	(0.27)	(0.86)	(1.13)	11.90	10.10	15,411	2.30	2.62	4
11/01/07-10/31/08	11.90	0.13	(3.27)	(3.14)	(0.28)	(0.79)	(1.07)	7.69	(28.82)	14,330	2.30	1.41	50
11/01/08-10/31/09	7.69	0.08	0.50	0.58	(0.11)	—	(0.11)	8.16	7.59	16,839	2.24	1.03	14

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load, but does include expense reimbursements.

(3)  Net of following expense reimbursements, waivers and custody credits, if applicable (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
2015 High Watermark Fund Class A	0.13%	0.07%	0.08%	0.04%	0.26%
2015 High Watermark Fund Class C	0.14	0.08	0.09	0.05	0.26
2020 High Watermark Fund Class A	0.43	0.19	0.17	0.15	0.23
2020 High Watermark Fund Class C	0.50	0.22	0.21	0.20	0.26

40

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Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to

www.sunamericafunds.com

2

Under the "Shareholder Services" section, click on the "Go Paperless" link.

3

Fill out the appropriate information including the email address to which you would like your information sent.

4

Click "Submit" —

It's that easy!

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Funds is contained in the financial statements and portfolio holdings in the Funds' annual and semi-annual reports. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information. The SAI contains additional information about the Trust's policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Funds by contacting SAFS at 800-858-8850, by visiting our website at www sunamericafunds.com, or by calling your broker or financial adviser.

View your account on line!

Visit our web site at www.sunamericafunds.com and click on "Shareholder Services and Account Information."

•  View your account and portfolio balance(s)

•  View the transaction history of your account(s)

•  See the net asset value of the Fund(s) you own

•  Perform financial transactions (some limitations apply)

•  Update account information (some limitations apply)

•  Access year-to-date tax summary information

•  View the dealer information on your account(s)

For Broker/Dealers: You can view your clients' account information on line by visiting our web site at www.sunamericafunds.com and clicking on the "Financial Professionals" link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports on line!

Enroll for electronic delivery of Prospectuses and annual reports by visiting our web site at www.sunamericafunds.com and clicking on "Shareholder Services and Account Information," and then the "Go Paperless" option to complete the consent form. Why Go Paperless?

•  Immediate receipt of important Fund information

•  Elimination of bulky documents from personal files

•  Reduction of the Fund's printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us on line if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other Information about the Funds is also available on the EDGAR Database on the SEC's web-site at http://www sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

Distributed by:

SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

www.sunamericafunds.com

HAPRO – [ ]

PROSPECTUS 2010

Class I Shares

High Watermark Funds

2015 High Watermark Fund

2020 High Watermark Fund

Shares of the SunAmerica Funds are not deposits or obligations of any bank, are not guaranteed by any other agency, and involve investment risk, including the possible loss of principal amount invested.

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms; and

• Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

• SunAmerica receives your prior written consent;

• SunAmerica believes the recipient is your authorized representative;

• SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

• SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

February 26, 2010  PROSPECTUS

SUNAMERICA SPECIALTY SERIES

2015 High Watermark Fund

2020 High Watermark Fund

Class	2015 High Watermark Fund: Ticker Symbols	2020 High Watermark Fund: Ticker Symbols
Class I Shares	N/A	N/A

The 2015 High Watermark Fund is no longer open to new investments

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND HIGHLIGHTS: 2015 HIGH WATERMARK FUND	2

FUND HIGHLIGHTS: 2020 HIGH WATERMARK FUND	8

SHAREHOLDER ACCOUNT INFORMATION	13

MORE INFORMATION ABOUT THE FUNDS	18

Investment Strategy	20

Additional Information About the Funds' Risks	23

Glossary	27

Investment and Other Terminology	27

Risk Terminology	29

FUND MANAGEMENT	30

FINANCIAL HIGHLIGHTS	33

Fund Highlights: 2015 High Watermark Fund

INVESTMENT GOALS

The 2015 High Watermark Fund (the "2015 High Watermark Fund" or the "Fund") seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have a net asset value ("NAV") on its Protected Maturity Date of August 31, 2015, at least equal to the Protected High Watermark Value. The Fund seeks high total return as a secondary objective.

The Fund is designed to return to shareholders on its Protected Maturity Date the highest net asset value (NAV) attained during its existence, adjusted as a result of dividends, distributions and any extraordinary expenses. More specifically, the Fund undertakes (the "Payment Undertaking") that on its Protected Maturity Date, each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for the Protected High Watermark Value.

The Payment Undertaking is backed by a master agreement ("Master Agreement") between the Trust, on behalf of the Fund, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent, Prudential Financial, Inc. ("Prudential Financial").

A shareholder's aggregate Protected High Watermark Value may be reduced under certain circumstances, including if he or she redeems any shares before the Protected Maturity Date. Additional information regarding circumstances in which the Protected High Watermark Value may be reduced is provided under the section "More Information About the Funds — Protected High Watermark Value," on page 18 of this Prospectus.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends)	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.99%
Master Agreement Fee(1)	0.35%
Total Annual Fund Operating Expenses Before Expense Reimbursement	1.64%
Fee Waivers and/or Expense Reimbursement(2)	0.46%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.18	%(3)

(1)  This fee is paid to PGF under the Master Agreement and is a component of Other Expenses.

(2)  Any waivers or reimbursements made by SunAmerica Asset Management Corp. ("SunAmerica") are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 2 below.

(3)  Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.18% for Class I shares. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
2015 High Watermark Fund
Class I Shares	$120	$375	$649	$1,432

2

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
2015 High Watermark Fund
Class I Shares	$120	$375	$649	$1,432

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund seeks to generate capital appreciation by dynamically allocating its portfolio exposure to U.S. equity markets (consisting of exchange traded S&P 500 Index futures and options on these futures or options on the index) and to U.S. fixed income markets (consisting of U.S. government securities, primarily STRIPS and other zero-coupon securities, and high-grade money market instruments).

The Fund's subadviser, Trajectory Asset Management LLC ("Trajectory" or the "Adviser"), implements the dynamic exposure allocation strategy through a disciplined quantitative investment approach that seeks to maximize prospects for capital appreciation while attempting to preserve investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund on its Protected Maturity Date.

Simply put, this involves initially purchasing a portfolio of government securities with maturities approximating to the Fund's Protected Maturity Date and investing the balance of the Fund's assets in money market instruments. The estimated future value of these fixed-income investments, reflecting the anticipated accretion in value from the bonds, exceeds the Fund's initial net assets, and provides an expected surplus value which can offset estimated potential losses that may result, in the future, from the Fund's equity market exposures. The Adviser's proprietary exposure allocation formulae employ this expected surplus value along with other factors to determine an Equity Risk Budget, which sets the Fund's maximum permitted equity exposure. To the extent of its Equity Risk Budget, the Fund achieves exposure to the equity market by purchasing S&P 500 Index futures and, at times, options on those futures. As gains are earned, they are re-invested in money market instruments, government securities, index futures and options in direct proportion to the Fund's existing portfolio. Losses on S&P 500 Index futures may reduce the Fund's Equity Risk Budget. Proceeds from net new purchases of Fund shares are invested in government securities, money market instruments, and S&P 500 Index futures and options in direct proportion to the Fund's existing portfolio; net redemptions of Fund shares are met through liquidation of each respective portion of the Fund's portfolio holdings. The Fund's Equity Risk Budget is recalculated daily and can lead to daily changes in the Fund's exposure to fixed-income and equity markets.

The Equity Risk Budget is determined mathematically by the Adviser, employing proprietary formulae that seek to limit the estimated maximum probable loss resulting from the Fund's exposure to equity markets to an amount which can be recouped by the future accretion of value in the Fund's fixed income portfolio, so that the Fund's expected NAV at maturity is greater than its Protected High Watermark Value. Generally, the Equity Risk Budget will drop to zero if the estimated future value of the Fund's fixed income portfolio (including margin deposits and other cash equivalent holdings) at the Fund's Protected Maturity Date, less an estimated probable maximum loss on the Fund's equity exposure, drops to a level that is equal to the Protected High Watermark Value of the Fund.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. You could lose money on an investment in the Fund.

Generally, the Funds should be purchased only by investors who:

•  have a long-term investment horizon compatible with the Fund's Protected Maturity Date,

•  seek potential for capital appreciation but place a premium on capital preservation,

•  want a professionally managed and diversified portfolio, and

•  are not seeking current income through cash dividends.

3

Fund Highlights: 2015 High Watermark Fund

The Fund is inappropriate as:

•  a means of "capturing" a Protected High Watermark Value that exceeds today's NAV. The protected "yield" that a new investor would earn would generally be inferior to Treasury bonds of like duration. If this were not the case, then the Early Closure Condition provision in the Master Agreement (as discussed above) would require that the Fund be closed to new investors. This is true even in periods of rising interest rates, when the disparity between current NAV and the Protected High Watermark Value may be pronounced.

•  a short-term investment, despite the Funds' daily liquidity, since interim losses in value are not protected.

•  an equity substitute, since the Funds' equity exposure is limited and generally declines over time.

The principal risks of an investment in the Fund involve opportunity costs, interim redemption risk (i.e., the risks associated with redemption prior to the Fund's Protected Maturity Date), and early termination risk, as well as the risks associated with exposure to the equity and fixed income markets. Opportunity costs involve the likelihood that the Fund's equity exposure drops to a low level or is eliminated altogether during periods of low interest rates or declining equity markets. This would reduce the Fund's ability to participate in upward equity market movements, and therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities. Investors can realize significant losses if they redeem their shares before the Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to the Fund's Protected Maturity Date and the actual NAV of Fund shares on the date of redemption. This shortfall could be more pronounced in an environment of rising interest rates or a declining stock market. If the Fund's portfolio were to terminate before the Fund's Protected Maturity Date and the Trust's Board of Trustees determine to liquidate the Fund, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses. In addition, because the the Fund participates in both the equity and debt markets, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when stocks are out of favor.

Additional principal risks of the Fund include the risk that, under certain circumstances, the Master Agreement may require all of the Fund's assets to be invested in fixed income securities, as well as the risk of an Early Closure Condition.

An Early Closure Condition is a circumstance where the Adviser allocates all of the Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments. If an Early Closure Condition occurs in the judgment of the Adviser, the Fund will close to new investments, though a new fund with the same Protected Maturity Date may be established to accept new contributions. The Manager may from time to time voluntarily waive a portion of its fees in order to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time.

An Early Fund Termination is a circumstance where the Fund will accelerate its Protected Maturity Date if all of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. In the event of an Early Fund Termination, the Master Agreement with PGF will be accelerated so that the Fund's NAV equals the Fund's Protected High Watermark Value. Thereafter, the Board of Trustees would consider appropriate action under all of the circumstances.

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year, and compares the Fund's average annual returns, before and after taxes, to those of the Dow Jones Target Maturity 2015 Index. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850 x6003.

4

2015 HIGH WATERMARK FUND  (CLASS I)

During the four-year period shown in the Bar Chart, the highest return for a quarter was 7.00% (quarter ended 9/30/06) and the lowest return for a quarter was -3.96% (quarter ended 6/30/08).

	Average Annual Total Returns (as of the periods ended December 31, 2009)
	Past One Year	Since Inception (2/18/05)
Return Before Taxes	–0.40%	2.86%
Return After Taxes on Distributions	–1.05%	1.36%
Return After Taxes on Distributions and Sale of Fund Shares(1)	–0.26%	1.74%
Dow Jones Target Maturity 2015 Index	16.75%	3.79%

(1)  When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class I. After-tax returns for other classes will vary.

INVESTMENT ADVISER AND SUBADVISER

The Fund's investment adviser is SunAmerica Asset Management Corp ("SunAmerica" or the "Manager"). The Fund's subadviser is Trajectory Asset Management, LLC.

PORTFOLIO MANAGERS

The Fund is managed by the Adviser's team of portfolio managers led Juan M. Ocampo.

Name	Portfolio Manager of the Fund Since	Title
Juan M. Ocampo	2004	President at Trajectory
Kim H. Erle	2004	Managing Director at Trajectory
Marita Ben Ari, CFA	2005	Portfolio Management and Investment Research Analyst at Trajectory

5

Fund Highlights: 2015 High Watermark Fund

PURCHASE AND SALE OF FUND SHARES

The 2015 High Watermark Fund no longer accepts orders to buy shares from new investors or existing shareholders. The 2015 High Watermark Fund will, however, continue to accept reinvestments of dividends and capital gains distributions from existing investors.

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. Purchase and redemption requests are executed at the Fund's next net asset value to be calculated after the Fund or its agents receives your request in good order. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.sunamericafunds.com.

For important information about tax information and financial intermediary compensation, please turn to "Important Additional Information" on page 12 of the Prospectus.

6

INVESTMENT GOALS

The 2020 High Watermark Fund (the "2020 High Watermark Fund" or the "Fund") seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have a net asset value ("NAV") on its Protected Maturity Date of August 31, 2020 at least equal to the Protected High Watermark Value. The Fund seeks high total return as a secondary objective. The investment goals of the Fund may be changed without shareholder approval, although you will receive notice of any change.

The Fund is designed to return to shareholders on its Protected Maturity Date the highest net asset value (NAV) attained during its existence, adjusted as a result of dividends, distributions and any extraordinary expenses. More specifically, the Fund undertakes (the "Payment Undertaking") that on its Protected Maturity Date, each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for the Protected High Watermark Value.

The Payment Undertaking is backed by a master agreement ("Master Agreement") between the Trust, on behalf of the Fund, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent, Prudential Financial, Inc. ("Prudential Financial").

A shareholder's aggregate Protected High Watermark Value may be reduced under certain circumstances, including if he or she redeems any shares before the Protected Maturity Date. Additional information regarding circumstances in which the Protected High Watermark Value may be reduced is provided under the section "More Information About the Funds — Protected High Watermark Value," on page 18 of this Prospectus.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends)	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.11%
Master Agreement Fee(1)	0.35%
Total Annual Fund Operating Expenses Before Expense Reimbursement/(Recoupment)	1.76%
Fee Waivers and/or Expense Reimbursement/(Recoupment)(2)	0.58%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.18	%(3)

(1)  This fee is paid to PGF under the Master Agreement and is a component of Other Expenses.

(2)  Any waivers or reimbursements made by SunAmerica Asset Management Corp. ("SunAmerica") are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 2 below.

(3)  Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.18% for Class I shares. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
2020 High Watermark Fund
Class I Shares	$120	$375	$649	$1,432

7

Fund Highlights: 2020 High Watermark Fund

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
2020 High Watermark Fund
Class I Shares	$120	$375	$649	$1,432

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund seeks to generate capital appreciation by dynamically allocating its portfolio exposure to U.S. equity markets (consisting of exchange traded S&P 500 Index futures and options on these futures or options on the index) and to U.S. fixed income markets (consisting of U.S. government securities, primarily STRIPS and other zero-coupon securities, and high-grade money market instruments).

The Fund's subadviser, Trajectory Asset Management LLC ("Trajectory" or the "Adviser"), implements the dynamic exposure allocation strategy through a disciplined quantitative investment approach that seeks to maximize prospects for capital appreciation while attempting to preserve investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund on its Protected Maturity Date.

Simply put, this involves initially purchasing a portfolio of government securities with maturities approximating to the Fund's Protected Maturity Date and investing the balance of the Fund's assets in money market instruments. The estimated future value of these fixed-income investments, reflecting the anticipated accretion in value from the bonds, exceeds the Fund's initial net assets, and provides an expected surplus value which can offset estimated potential losses that may result, in the future, from the Fund's equity market exposures. The Adviser's proprietary exposure allocation formulae employ this expected surplus value along with other factors to determine an Equity Risk Budget, which sets the Fund's maximum permitted equity exposure. To the extent of its Equity Risk Budget, the Fund achieves exposure to the equity market by purchasing S&P 500 Index futures and, at times, options on those futures. As gains are earned, they are re-invested in money market instruments, government securities, index futures and options in direct proportion to the Fund's existing portfolio. Losses on S&P 500 Index futures may reduce the Fund's Equity Risk Budget. Proceeds from net new purchases of Fund shares are invested in government securities, money market instruments, and S&P 500 Index futures and options in direct proportion to the Fund's existing portfolio; net redemptions of Fund shares are met through liquidation of each respective portion of the Fund's portfolio holdings. The Fund's Equity Risk Budget is recalculated daily and can lead to daily changes in the Fund's exposure to fixed-income and equity markets.

The Equity Risk Budget is determined mathematically by the Adviser, employing proprietary formulae that seek to limit the estimated maximum probable loss resulting from the Fund's exposure to equity markets to an amount which can be recouped by the future accretion of value in the Fund's fixed income portfolio, so that the Fund's expected NAV at maturity is greater than its Protected High Watermark Value. Generally, the Equity Risk Budget will drop to zero if the estimated future value of the Fund's fixed income portfolio (including margin deposits and other cash equivalent holdings) at the Fund's Protected Maturity Date, less an estimated probable maximum loss on the Fund's equity exposure, drops to a level that is equal to the Protected High Watermark Value of the Fund.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. You could lose money on an investment in the Fund.

Generally, the Funds should be purchased only by investors who:

•  have a long-term investment horizon compatible with the Fund's Protected Maturity Date,

•  seek potential for capital appreciation but place a premium on capital preservation,

8

•  want a professionally managed and diversified portfolio, and

•  are not seeking current income through cash dividends.

The Fund is inappropriate as:

•  a means of "capturing" a Protected High Watermark Value that exceeds today's NAV. The protected "yield" that a new investor would earn would generally be inferior to Treasury bonds of like duration. If this were not the case, then the Early Closure Condition provision in the Master Agreement (as discussed above) would require that the Fund be closed to new investors. This is true even in periods of rising interest rates, when the disparity between current NAV and the Protected High Watermark Value may be pronounced.

•  a short-term investment, despite the Funds' daily liquidity, since interim losses in value are not protected.

•  an equity substitute, since the Funds' equity exposure is limited and generally declines over time.

The principal risks of an investment in the Fund involve opportunity costs, interim redemption risk (i.e., the risks associated with redemption prior to the Fund's Protected Maturity Date), and early termination risk, as well as the risks associated with exposure to the equity and fixed income markets. Opportunity costs involve the likelihood that the Fund's equity exposure drops to a low level or is eliminated altogether during periods of low interest rates or declining equity markets. This would reduce the Fund's ability to participate in upward equity market movements, and therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities. Investors can realize significant losses if they redeem their shares before the Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to the Fund's Protected Maturity Date and the actual NAV of Fund shares on the date of redemption. This shortfall could be more pronounced in an environment of rising interest rates or a declining stock market. If the Fund's portfolio were to terminate before the Fund's Protected Maturity Date and the Trust's Board of Trustees determine to liquidate the Fund, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses. In addition, because the the Fund participates in both the equity and debt markets, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when stocks are out of favor.

Additional principal risks of the Fund include the risk that, under certain circumstances, the Master Agreement may require all of the Fund's assets to be invested in fixed income securities, as well as the risk of an Early Closure Condition.

An Early Closure Condition is a circumstance where the Adviser allocates all of the Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments. If an Early Closure Condition occurs in the judgment of the Adviser, the Fund will close to new investments, though a new fund with the same Protected Maturity Date may be established to accept new contributions. The Manager may from time to time voluntarily waive a portion of its fees in order to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time.

An Early Fund Termination is a circumstance where the Fund will accelerate its Protected Maturity Date if all of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. In the event of an Early Fund Termination, the Master Agreement with PGF will be accelerated so that the Fund's NAV equals the Fund's Protected High Watermark Value. Thereafter, the Board of Trustees would consider appropriate action under all of the circumstances.

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year, and compares the Fund's average annual returns, before and after taxes, to those of the Dow Jones Target Maturity 2020 Index. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850 x6003.

9

Fund Highlights: 2020 High Watermark Fund

2020 HIGH WATERMARK FUND  (CLASS I)

During the four-year period shown in the Bar Chart, the highest return for a quarter was 8.15% (quarter ended 9/30/06) and the lowest return for a quarter was -7.14% (quarter ended 3/31/08).

	Average Annual Total Returns (as of the periods ended December 31, 2009)
	Past One Year	Since Inception (2/18/05)
Return Before Taxes	–6.15%	–0.76%
Return After Taxes on Distributions	–6.85%	–2.36%
Return After Taxes on Distributions and Sale of Fund Shares(1)	–3.99%	–1.27%
Dow Jones Target Maturity 2020 Index	19.99%	3.45%

(1)  When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class I. After-tax returns for other classes will vary.

INVESTMENT ADVISER AND SUBADVISER

The Fund's investment adviser is SunAmerica Asset Management Corp ("SunAmerica" or the "Manager"). The Fund's subadviser is Trajectory Asset Management, LLC.

PORTFOLIO MANAGERS

The Fund is managed by the Adviser's team of portfolio managers led Juan M. Ocampo.

Name	Portfolio Manager of the Fund Since	Title
Juan M. Ocampo	2004	President at Trajectory
Kim H. Erle	2004	Managing Director at Trajectory
Marita Ben Ari, CFA	2005	Portfolio Management and Investment Research Analyst at Trajectory

10

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.sunamericafunds.com.

For important information about tax information and financial intermediary compensation, please turn to "Important Additional Information" on page 12 of the Prospectus.

11

Important Additional Information

TAX INFORMATION

Each Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

12

Shareholder Account Information

DISTRIBUTION AND SERVICE FEES

Class I Shares are not subject to distribution and account maintenance fees. However, SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES

Class I shares of the Funds are offered to the following:

•  A retirement plan (or the custodian for such plan) with aggregate fund assets of at least $5 million within the first 13 months;

•  A client of a broker-dealer or registered investment adviser that both recommend the purchase of fund shares and charge such client an asset-based fee with fund assets of at least $5 million within the first 13 months;

•  An investor who invests at least $5 million in one Fund within the first 13 months; and

•  An investor that participates through an annuity contract or variable life policy with an insurance company with aggregate fund assets of at least $5 million within the first 13 months.

Inquiries regarding the purchase, redemption or exchange of Class I shares or making or changing of investment choices should be directed to your financial adviser or plan administrator.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended ("the PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order and it therefore cannot be processed. Your application and any check or other deposit that accompanied will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time of receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If the Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account redeemed at the net asset value next calculated after the fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with you tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealer, brokers, financial advisers or other financial institutions (collectively, "Financial Institutions" or "Financial Intermediaries") may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Funds directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Funds (toll free) at (800) 858-8850. If you invest in a Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about its applicable fees.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for each Fund and class is determined each Fund business day at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class's outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and

13

Shareholder Account Information

approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those used by other funds.

Buy and sell prices. When you buy Class I shares, you pay NAV. When you sell Class I shares, you receive the NAV.

Execution of requests. Each Fund is open on those days when the NYSE is open for regular trading ("Fund business day"). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in "good order" when a Fund, SACS and/or its agent receives all required information, including properly completed and signed documents. If the Fund or SACS receives your order before the Fund's close of business (generally 4:00 p.m., Eastern Time), you will receive that day's closing price. If the Fund or SACS receives your order after that time, you will receive the next business day's closing price.

Certain qualified Financial Institutions may transmit an Investor's purchase or redemption order to the Fund's Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund's shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously. The Fund and the Distributor reserve the right to reject any order to buy shares.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission ("SEC"). The Funds and their agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, each Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other retail fund distributed by SACS. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Funds at all times also reserve the right to restrict, or reject any exchange transactions, for no reason or any reason, without notice. For example, the Funds may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade: (1) may interfere with the efficient management of the Fund's portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures' section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history in the Fund and in other SunAmerica Funds.

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Rejected exchanges. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable fees.

An investor who exchanges out of one Fund and into another Fund does not "Import" the Protected High Watermark Value from the first Fund; rather, the redemption extinguishes any entitlement to the first Fund's Protected High Watermark Value and the purchase of the second Fund starts a new entitlement to the second Fund's Protected High Watermark Value if the shares are held to the second Fund's Protected Maturity Date.

Certificated Shares. The Funds do not issue certificated shares.

Fund holdings. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Funds discourage excessive or short-term trading, often referred to as "market timing," and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds' Board of Trustees has determined that the Funds should not serve as vehicles for frequent trading, and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds' Transfer Agent. While the Funds' expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Funds' prospectuses, the Funds may be limited in their ability to monitor the trading activity or enforce the Funds' market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, a Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents an the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transactions costs, administrative costs and taxes and/or impact Fund performance.

Market timing procedures. The Funds' procedures include committing staff of the Funds' shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund's investment objective, the size of the fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into SunAmerica Funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

The Funds' distributor has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Funds pursuant to which the Financial Intermediary undertakes to provide certain information to the Funds, including trading information, and also agrees to execute certain instructions from the Funds in connection with the Funds' market timing policies. In certain circumstances, a Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary's policy relating to short-term or excessive trading may be more or less restrictive that the Fund's policy.

A Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the insurance company may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

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Shareholder Account Information

Though the implementation of the Funds' procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and their service providers seek to make judgments that are consistent with the interests of the Funds' shareholders. While a Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of a Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be rejected or revoked by the Fund on the next Fund business day following receipt by the Fund.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Prospectuses, Annual, and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at www.sunamericafunds.com, and select the "Go Paperless" hyperlink (note: this option is only available to accounts opened through the Fund).

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Funds.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options.

Unless otherwise specified, all dividends and distributions will be automatically reinvested in additional full and fractional shares of a Fund. If you do not reinvest all of your dividends and capital gains distribution in the Fund, your aggregate Protected High Watermark Value will be reduced.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in a Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. By February 15 of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

The dynamic exposure allocation process may increase turnover of a Fund's assets, which may result in the realization of additional gains by the Fund. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in Fund shares. Any gains from the Fund's investments in futures contracts will generally be treated as long-term capital gain to the extent of 60% of the gain and the remainder will generally be treated as short-term capital gain. Shareholders will also receive taxable distributions of net income from investments in fixed income securities even in situations where a Fund has capital losses from investments in the equity markets.

The determination of the tax character of any payment under the Master Agreement to the Fund as capital gain or ordinary income is not free from doubt under federal tax law. Each Fund intends to take the position that its right to receive the payment under the Master Agreement is itself a capital asset, and that the payment in termination of this right gives rise to capital gain. Were the Internal Revenue Service to challenge this position, it is believed that at least the portion of the payment attributable to capital losses previously realized by the Fund, and perhaps attributable to the Fund's unrealized capital losses, should be treated as capital gain. Any such gain would be offset by otherwise allowable capital losses, if any. To the extent that a Fund distributes the payment to its shareholders, a portion of the payment may constitute ordinary income to the shareholders, provided, however, because each Fund will terminate at the Protected Maturity Date, it is anticipated that the shareholders receiving the payment in exchange for their shares would be treated as receiving a return of capital to the extent of their basis in the shares of the Fund, and to the extent the payment exceeds basis, as having capital gain.

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The Funds will invest in zero-coupon government securities and other debt securities that are issued at a discount or provide for deferred interest. Even though the Funds receive no actual interest payments on these securities, the Funds will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements if shareholders request cash distributions.

Remember, there may be taxes on transactions. Because the Funds' share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of capital can occur. In certain cases, distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

The IRS Form 1099 that is mailed to you by February 15 details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in a Fund.

By law, each Fund must withhold 28% (currently scheduled to increase to 31% after 2010) of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Funds. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Funds under all applicable laws.

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More Information About the Funds

INVESTMENT GOALS

Each Fund seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have an NAV on its Protected Maturity Date at least equal to the Protected High Watermark Value. Each Fund seeks high total return as a secondary objective. The investment goals of each Fund may be changed without shareholder approval, although you will receive notice of any change.

THE PAYMENT UNDERTAKING

Each Fund's Payment Undertaking provides that if you hold your Fund shares until the Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the Fund reaching this value, and any extraordinary expenses, and increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value. Even if the Fund is itself unable to meet the Payment Undertaking on the Protected Maturity Date, the Fund can rely on the Master Agreement which provides that PGF will pay the amount of any shortfall between the Fund's Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met.

More specifically, Protected High Watermark means, with respect to each share class, the higher of the initial NAV of a share and the NAV for a share on the date a share of that class is first issued. Thereafter, on each date on which NAV is calculated (a "Share Valuation Date"), the Protected High Watermark Value for a share of that class will be reset to equal the greater of (I) the NAV for a share on that Share Valuation Date or (II) the Protected High Watermark Value for a share for the immediately prior Share Valuation Date less the sum of (A) the product obtained by multiplying (i) the share distribution amount (recorded on that date if the Share Valuation Date is an ex-dividend date) for shares of that class, if any, by (ii) a ratio equal to the Protected High Watermark Value for a share on the immediately preceding Share Valuation Date divided by the sum of (a) NAV on that Share Valuation Date and (b) the share distribution amount, if any, declared on that Share Valuation Date, plus (B) extraordinary expenses per share, if any, accrued or paid on that Share Valuation Date (to the extent there was no prior accrual for this expense).

PROTECTED HIGH WATERMARK VALUE

The Protected High Watermark Value on a per share basis is reduced by dividends and distributions paid; a shareholder who reinvests dividends and distributions, however, receives additional shares that maintain his or her aggregate Protected High Watermark Value. A shareholder's aggregate Protected High Watermark Value may be reduced, as more fully explained in this Prospectus:

•  If the shareholder takes any dividends or distribution in cash instead of reinvesting them in additional shares of the Funds;

•  If he or she redeems any shares before the Protected Maturity Date;

•  If there are extraordinary expenses incurred by the Fund;

•  If the Funds' investment strategy otherwise is unsuccessful, or if the manager, the Fund or the Adviser fails to perform certain obligations under the Master Agreement;

•  If both PGF and Prudential Financial fail to meet their obligations under the Master Agreement;

•  If there is an early termination of the Master Agreement; or

•  If there is an automatic conversion from Class C Shares to Class A Shares.

HOW IS THE PROTECTED HIGH WATERMARK VALUE DETERMINED?

Below are several illustrations indicating how the Protected High Watermark Value would be calculated under different circumstances. These examples relate to Class I shares. These examples start with the following assumptions:

Shares Purchased: Class I shares of the 2015 High Watermark Fund

Amount of Purchase: $20,000

Net Asset Value at Time of Purchase: $10.00 per share

Public offering price per share: $10.00

Total number of shares purchased: 2000 ($20,000/$10.00 per share = 2000 shares)

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Other Assumptions: You hold your shares until the Protected Maturity Date and if the Fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Master Agreement by either the Fund or PGF (and Prudential Financial).

Example 1: The Fund's highest NAV attained is $11.00 per share and no dividends or distributions are paid after that value is reached.

You will receive $22,000.00, which is equal to the Protected High Watermark Value times the number of shares that you own ($11.00 x 2000 = $22,000). This amount would be paid whether the Fund's highest NAV (Protected High Watermark Value) is reached before or after you purchase your shares.

Example 2: Make the same assumptions as in example 1, except that the Fund's NAV reaches its highest point of $10 per share on the date of your purchase, then declines to $9.00 per share and no dividends or distributions are paid by the Fund after this date.

The amount payable to you upon redemption at the Protected Maturity Date would be $20,000 (2,000 x $10.00), the value of the shares you purchased, even though the Fund's NAV has gone down subsequently.

The following examples illustrate that if you reinvest your dividends and distributions in additional shares of the Fund, the Protected High Watermark Value per share will decline as dividends and distributions are paid out, but this decline will be offset by the increase in the number of shares you own as a result of your reinvestment. If you do not reinvest your dividends and distributions in additional shares of the Fund, your aggregate High Watermark Value will be reduced. If you redeem your shares prior to the Protected Maturity Date, you will not be entitled to receive the Protected High Watermark Value on those shares. If you redeem shares, you will then hold fewer shares at the then-current Protected High Watermark Value, thereby reducing your aggregate Protected High Watermark Value. A redemption made from the Fund prior to the Protected Maturity Date will be made at the Fund's then-current NAV, which may be lower than the Protected High Watermark Value.

Example 3: Same assumptions as above, except that the Fund's highest NAV reaches $12.50 per share. It subsequently declines to $12.00 per share and on the Share Valuation Date, a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the Share Valuation Date, the NAV per share is $11.00 (remember the dividend is paid out of Fund assets $12.00 - $1.00 = $11.00).

To recalculate the new Protected High Watermark Value per share:

1.  The new Protected High Watermark Value is the greater of $11.00 per share or the following:

2.  High Watermark Value immediately prior to the Share Valuation Date ($12.50)

3.  Less the sum of (A) the product obtained by multiplying (i) the share distribution amount ($1.00) by (ii) a ratio equal to the Protected High Watermark Value per share immediately preceding the Share Valuation Date ($12.50) divided by a sum of (a) NAV on the Share Valuation Date ($11.00) and (b) the share distribution amount on the Share Valuation Date ($1.00) plus extraordinary expenses, if any ($0.00): $1.00 x $12.50/($11.00+$1.00) = $1.04167

4.  Item 2 minus Item 3: $12.50 - $1.04167 = $11.46.

Because $11.46 is greater than the NAV on the Share Valuation Date ($11.00), $11.46 becomes the new Protected High Watermark Value.

In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 181.818 shares: 2,000 (shares owned) x 1.00 per share dividend /$11 (NAV) = 181.818 (additional shares purchased) bringing your total shares owned to 2000 + 181.818 = 2,181.818.

Consequently, the new AGGREGATE Payment Undertaking Amount to you is now 2,181.818 x $11.46 = $25,003.63.

Example 4: You elect to receive Fund dividends and distributions in cash. We will use the same assumptions in Example 3 above, except that you elect to receive dividend in cash.

To recalculate your aggregate Protected High Watermark Value:

1.  Determine the value of your dividend: 2,000 shares x $1.00 = $2,000.00.

2.  Determine the new Protected High Watermark Value: $11.46.

3.  Recalculate the new AGGREGATE Payment Undertaking: $11.46 (new Protected High Watermark Value) x 2,000 (because you will receive the dividend in cash rather than additional shares, the number of Fund shares you own remains at 2,000.) = $22,920.00 (This amount is $2,083.63 less than the value of the AGGREGATE Payment Undertaking if you reinvested the dividend which accounts for the cash value that you chose to take currently, $2,000.00.) Thus if you do not reinvest dividends, the value of the AGGREGATE Payment Undertaking will be reduced by the an amount related to the amount that you remove

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More Information About the Funds

from the Fund. If the Fund's NAV immediately prior to the dividend is less than the Protected High Watermark Value per share and you do not reinvest your dividend, the value of the dividend in cash would be less than the High Watermark value of the shares received through the reinvested dividends by an amount equal to the difference between the NAV and the Protected High Watermark Value per share.

Although you can perform this calculation yourself, the Fund will recalculate the Protected High Watermark Value for each share class on each Fund business day and will publish it on the SunAmerica website —www.sunamericafunds.com—together with the current NAV. It is possible that the Fund's calculations may differ from a shareholder's calculation, for example, because of rounding or the number of decimal places used. In each case, the Fund's calculations will control.

HOW DO THE FUNDS DIFFER FROM ORDINARY PRINCIPAL PROTECTED OR TARGET MATURITY/LIFESTYLE FUNDS?

Ordinary principal protected funds normally only offer protection on an investor's initial investment and provide no assurance of preserving investment gains. Moreover, those funds only offer their shares for a limited period and then close to new investments.

In contrast, the High Watermark Funds continuously offer their shares and provide the flexibility to make systematic investments over time targeted to chosen Protected Maturity Dates. More importantly, the Funds seek to preserve investment gains and return the Protected High Watermark Value at the Protected Maturity Date — even if it was attained before the investor was a shareholder of the Fund.

Ordinary target maturity or lifestyle funds seek to tailor their portfolios' risk levels to suit their time horizons. As maturity approaches, these funds generally reallocate their portfolios (e.g., by reducing their portfolios' allocation to stocks and increasing their fixed income exposure, but reducing the duration of their fixed income securities) so as to reduce expected risk and consequently expected return.

The High Watermark Funds generally tailor their portfolios' risk level over time in a manner similar to ordinary target maturity or lifestyle funds. In contrast to ordinary target maturity or lifestyle funds, however, the High Watermark Funds seek to preserve principal and investment gains at the Protected Maturity Date.

INVESTMENT STRATEGY

General

The Funds seek to generate capital appreciation by maintaining exposure to U.S. equity markets, while also being invested in fixed income securities. Exposures to both markets are managed to minimize the risk of loss of principal and investment gains over the Funds' respective maturities and to become generally more conservative (that is, less exposed to equity markets) as the Fund's Protected Maturity Date approaches. Under normal market conditions, the Funds will initially seek significant equity exposures and relatively long duration fixed income exposures and will be managed such that, as the Protected Maturity Date approaches, Fund holdings are increasingly devoted to high-grade, short-term fixed income securities. This reduction of investment risk exposure over time is broadly typical of target maturity or lifecycle funds and is frequently considered to be appropriate for prudent investors who are investing to provide for retirement, education or other purposes that prescribe an investment time horizon.

The Funds may trade portfolio holdings actively, which could increase the Funds' transaction costs (thus affecting performance) and may increase your taxable distributions.

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PORTFOLIO CONSTRUCTION AND REBALANCING

The Funds' Adviser, Trajectory Asset Management LLC, uses disciplined quantitative investment formulae that seek to maximize the Funds' prospects for capital appreciation while preserving investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the Protected Maturity Date.

The Adviser employs the disciplined quantitative approach through a proprietary, computer assisted methodology to construct and rebalance the Funds' portfolios. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as government securities, but also the portfolios' notional exposures to equity markets via futures contracts and from time to time options contracts. The quantitative methodology evaluates a number of factors including, but not limited to:

•  The Fund's NAV as compared to its Protected High Watermark Value

•  The prevailing level of interest rates

•  Fund expenses

•  The current value of S&P 500 Index futures compared to their previous high-water value

•  Margin requirements relating to S&P 500 Index futures

•  The level of Fund holdings of money market instruments, including margin deposits

•  The length of time remaining until the Fund's Protected Maturity Date

Through this quantitative methodology, the Adviser determines each Fund's initial portfolio holdings of S&P 500 Index futures, government securities and money market instruments, and determines portfolio rebalancing requirements thereafter.

Under certain market conditions, the Adviser may collar a portion of the S&P 500 Index exposure by writing calls and buying puts. A collar is a trade that establishes both a maximum profit (the ceiling) and maximum loss (the floor) when holding the underlying asset. The premium received from the sale of the ceiling reduces that due from the purchase of the floor. Strike prices are often chosen at the level at which the premiums net out or generate net positive premiums to the Fund. An example would be: owning 100 futures contracts, while simultaneously selling a call, and buying a put. Under most market conditions, the Funds are rebalanced daily on each business day. In volatile markets, however, the Adviser may rebalance the Funds' exposures more frequently and execute intra-day trades. By rebalancing daily, the Adviser seeks to reallocate each day's gains so as to protect them until the Protected Maturity Date, along with initial capital and prior days' gains, which are similarly protected by portfolio rebalancing.

The quantitative methodology is calibrated so as to control investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the Protected Maturity Date, while maintaining equity market exposure over a broad range of market conditions. Targeted persistence of equity exposures is generally consistent with a target maturity or lifecycle fund. However, in the event of a significant decline in interest rates, or equity market values, or both, the methodology may significantly reduce or eliminate a Fund's equity exposure well before the Fund's protected maturity date, which could constitute an early closure condition, discussed below.

Equity Exposure. The Funds use S&P 500 Index futures to generate equity market exposures. The S&P 500 Index is a stock market index comprising common stocks in the U.S. selected by Standard and Poor's Corporation ("S&P"). By buying these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index. By holding futures contracts and holding them together with high grade fixed income securities, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

The Funds intend to hold only S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange. These contracts generally provide a high degree of liquidity and a low level of

Notional Exposure is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

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More Information About the Funds

counterparty performance and settlement risk. The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

The 2015 High Watermark Fund and the 2020 High Watermark Fund will cap their notional exposure to the equity markets at approximately 95% of current net assets.

The Funds' investments in S&P 500 Index futures are fully covered by high-grade fixed income securities. The Funds intend to maintain at least 100% coverage of notional equity exposures in the form of U.S. government securities and other high-grade fixed income securities.

Through the use of futures strategies, the Funds seek to contain trading costs and expenses related to dynamic rebalancing. In employing these strategies, the Funds also seek to earn higher aggregate cumulative interest income over the life of each Fund than would typically be available through a portfolio of comparable credit quality that generates its equity exposure through direct holdings of shares of stock.

Table 1 below shows the targeted notional equity exposure ranges, expressed as a percent of net assets, for each of the Funds. The Table includes an estimated range, as of the date of this Prospectus, of average notional equity exposures that the Funds might experience through their Protected Maturity Dates on a time-weighted basis.

Table 1

Fund	Indicative Range of Targeted Average Notional Equity Exposures Over Time
High Watermark 2015 Fund	0-15%
High Watermark 2020 Fund	0-50%

The target exposures shown in Table 1 are indicative only; actual exposures may differ significantly from these estimates. The average notional equity exposure that a Fund actually attains over time may be at or near the lower end of the range indicated in Table 1 if the Fund encounters significant equity market declines, low interest rates, or a combination of the two over its Investment Period. As of December 31, 2009, the actual notional equity exposure of each Fund was less than 1% of net assets. The Funds may collar the equity index futures position by purchasing puts and writing calls on a portion of the equity exposure.

Fixed Income Participation. Generally, all or nearly all of the assets in the fixed income portfolio will be invested in U.S. government securities and high-grade money market instruments. Initially the Funds will hold a fixed income portfolio composed of longer duration U.S. government securities and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.

The Funds' investment in U.S. government securities will generally, if not wholly, consist of zero-coupon government securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the government security will accrue and compound over the period until the Protected Maturity Date or the particular interest payment date at a rate of interest reflecting the market rate of the securities at the time of issuance. Zero-coupon government securities do not make periodic payment of interest and are highly interest rate sensitive.

Zero-coupon government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated either AAA by Standard & Poor's ("S&P") or Aaa by Moody's Investors Service ("Moody's"), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody's has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody's, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody's. Holdings of long-term securities issued by agencies or instrumentalities may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations if a Fund is in an Early Closure Condition, discussed below. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury. Short-term securities held by a Fund will be issued by issuers rated in the highest rating categories by S&P or Moody's.

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Table 2 below shows the ranges of targeted durations for the Funds' fixed income portfolios. The Table includes an estimated range, as of the date of this Prospectus, of average portfolio duration that the Fund might experience through its Protected Maturity Date on a time-weighted basis.

Table 2

Fund	Estimated Range of Targeted Fixed Income Portfolio Exposures Over Time
High Watermark 2015 Fund	1.5-3.0 years
High Watermark 2020 Fund	3.0-5.0 years

The targeted average durations shown in Table 2 are indicative only; actual durations may differ significantly from these estimates due to changes in market conditions, particularly interest rates, and fixed income and equity market conditions over time.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS

A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. This section discusses the risks associated with certain types of securities in which the Funds may invest and certain investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information.

HOW RISKY ARE THE FUNDS OVERALL?

The principal risks of an investment in a Fund involve opportunity costs, as well as the risks associated with exposure to the equities and fixed income markets. These risks are discussed in detail below.

Fund performance is significantly dependent upon the Adviser's skill in managing assets to implement the Funds' strategy. There is no assurance that a Fund's investment strategy alone will achieve its investment objective of fulfilling the Payment Undertaking.

If a Fund's investment strategy is unsuccessful, you can lose money if the financial condition of PGF and Prudential Financial deteriorates and they are unable to satisfy the Master Agreement with the Fund. It is also possible, though unlikely, that the Fund will not be able to satisfy its obligations under the Master Agreement and PGF and Prudential Financial are relieved of their obligations under the Master Agreement. As a result, the Fund may not be able to redeem your shares for the Protected High Watermark Value on the Protected Maturity Date. You also could lose money if, among other reasons, the Fund incurs extraordinary expenses, or if you redeem your shares prior to the Protected Maturity Date.

OPPORTUNITY COSTS

If at any time during the Investment Period interest rates are low, a Fund's exposure may be largely limited to fixed income securities in order to decrease the likelihood that a payment would be required under the Payment Undertaking. In addition, if the equity markets experience a major decline, the Fund's exposure may become largely limited to fixed income securities. In fact, if the value of the equity index futures portfolio were to decline by a significant amount, a complete allocation to fixed income exposure would likely occur. In the event of an allocation of 100% of the portfolio exposure to fixed income securities, the Fund would likely lose exposure to the equity markets prior to the Protected Maturity Date. In this circumstance, the Fund may not participate meaningfully in any subsequent recovery in the equity markets.

In addition, the terms of the Master Agreement prescribe certain investment parameters within which a Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement. Accordingly, the Master Agreement could limit the Adviser's ability to alter the allocation of Fund assets in response to changing market conditions. The terms of the Master Agreement could require the Fund to liquidate an equity index futures position when it otherwise would not be in the shareholders' best interests.

Use of fixed income securities reduces the Funds' ability to participate as fully in upward equity market movements, and therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities.

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More Information About the Funds

RISK OF INTERIM REDEMPTION

Investors can realize significant losses if they redeem their shares before a Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to maturity and the actual NAV of Fund shares.

EARLY FUND TERMINATION

If a Fund's portfolio were to terminate before the Fund's Protected Maturity Date and the Trust's Board of Trustees determined to liquidate the Fund, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses.

INTEREST RATE RISK

Debt securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. In addition, the market value of zero-coupon securities (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically.

ZERO-COUPON SECURITIES

Federal tax law requires that a holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because a Fund must distribute substantially all of its net income (including non-cash income attributable to the accretion of value of zero-coupon securities) to its shareholders each year for income and excise tax purposes, this accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders.

CREDIT RISK

Commercial paper and other high quality short-term notes held by the Funds are promissory notes of private issuers that depend solely on the credit of the issuing company. Securities directly issued by the U.S. Treasury and certain U.S. government agencies that are backed by the full faith and credit of the U.S. government have little credit risk. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. All U.S. government securities may be subject to price declines due to changing interest rates.

USE OF FUTURES

While the use of futures contracts by the Funds can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin. In addition, although the Funds intend to purchase or sell futures contracts on the Chicago Mercantile Exchange where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a futures investment position when it wanted to do so.

TRANSACTION COSTS

The dynamic exposure allocation process results in additional transaction costs such as dealer spreads and charges incurred from futures commission merchants. This process can have an adverse effect on the performance of the Funds during periods of increased equity market volatility. In addition, the dynamic exposure allocation strategy may require a Fund to have a higher portfolio turnover rate. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

U.S. GOVERNMENT SECURITIES

Some U.S. government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

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FUND SUITABILITY

If you may need access to your money at any point prior to the Protected Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the Funds. Investors who redeem before the Protected Maturity Date will receive the current NAV of their investment, which may be less than either the Protected High Watermark Value or their initial investment.

While you may redeem your shares in accordance with the policies described under "Transaction Policies," shareholders who do not reinvest their distributions or dividends will reduce their aggregate Protected High Watermark Value and shareholders who redeem prior to the Protected Maturity Date will bear the cost of the Master Agreement without receiving any corresponding benefit. As explained in the examples on pages [ ], if you reinvest your dividends and distributions, the number of shares you own in a Fund will increase at each date on which a dividend or distribution is paid and the Protected High Watermark Value will decrease so that your overall aggregate Protected High Watermark Value will not change. However, if you fail to reinvest dividends or distributions or you redeem Fund shares, your overall aggregate Protected High Watermark Value will decrease because you will have fewer shares multiplied by the applicable Protected High Watermark Value.

RISKS ASSOCIATED WITH THE MASTER AGREEMENT

If the NAV of a Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the Funds' ability to meet the Payment Undertaking.

CONTRACTUAL RESTRICTIONS UNDER THE MASTER AGREEMENT

The Funds are subject to conditions of the Master Agreement that require the Adviser to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the Funds' assets will be insufficient to allow a Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date. Accordingly, the Master Agreement could limit the Adviser's ability to respond to changing market conditions. If the Adviser fails to provide the required information to PGF or if the Adviser does not comply with the agreed-upon investment parameters or other requirements in the Master Agreement and fails to cure such deficiency within specified cure periods, PGF may terminate the Master Agreement (as described below) or exercise its right to instruct the Funds' custodian to immediately rebalance a Fund's portfolio so that it complies with the investment parameters. Compliance with these investment parameters may require that a Fund's assets be invested exclusively in fixed income securities, in which case a Fund's ability to participate in upward equity market movements could be eliminated.

RISK OF CANCELLATION OF THE MASTER AGREEMENT

While the Adviser intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

EARLY CLOSURE CONDITIONS

If the Fund has irrevocably allocated its assets to the fixed income portfolio, it will close to new share issuances. A new Fund may be formed with the same Protected Maturity Date to accept new contributions. The Manager and the Adviser have contractually agreed to reduce their respective fees in the event that a Fund becomes completely and irreversibly invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the Fund's fixed income securities, and the Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Trust's Board of Trustees will consider appropriate action under all of the circumstances as described below. PGF may, however, permit the Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

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More Information About the Funds

EARLY FUND TERMINATION CONDITIONS

Under the Master Agreement, if certain low interest rate conditions occur and a Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If a Fund terminates early under these circumstances, the Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. Thereafter, the Trust's Board of Trustees will consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark strategy.

Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds or other action following a Protected Maturity Date or Early Fund Termination.

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GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Capital Appreciation is growth of the value of an investment.

A Derivative Instrument is a contract, such as an option or future, whose value is based on the performance of an underlying financial instrument.

The Dow Jones Target Maturity 2015 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three/AMBAC bond indexes and the one-to-three months T-bill index. You may not invest directly in the Dow Jones Target Maturity 2015 Index and, unlike the Fund, this index does not incur fees and expenses.

The Dow Jones Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three/AMBAC bond indexes and the one-to-three months T-bill index. You may not invest directly in the Dow Jones Target Maturity 2020 Index and, unlike the Fund, this index does not incur fees and expenses.

An Early Closure Condition is a circumstance where the Adviser allocates all of a Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments.

An Early Fund Termination is a circumstance where a Fund will terminate by accelerating its Protected Maturity Date if ALL of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. Thereafter, the Board of Trustees of the Trust would consider appropriate action under all of the circumstances. Also, the Board of Trustees of the Trust or PGF can terminate the Fund under certain circumstances.

Equity Exposure means investing a portion of the Funds' assets in S&P 500 Index futures to generate equity market exposures. By buying these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.

The Equity Risk Budget for a Fund defines its maximum permissible equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk Budget sets the maximum permissible equity exposure for the Fund.

Extraordinary Expenses means any Fund fees and expenses that are not incurred or accrued in the ordinary course of the Fund's business (including for example, all costs of defending or prosecuting any claim, or litigation, to which the Fund is a party, together with any amounts in judgment, settlement or indemnification expense incurred by the Fund) or any other non-recurring, non-operating expenses.

Fixed Income Participation means investing a portion of the Funds' assets in U.S. government securities and high-grade money market instruments, including zero-coupon government securities and STRIPS.

Fixed Income Securities provide consistent interest or dividend payments. They include U.S. government securities. A high-quality fixed income security is rated in the highest ratings category by a debt rating agency (or is considered of comparable quality by the Adviser).

Futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

The Investment Period for Class I of each Fund commenced on February 17, 2005 and ends on that Fund's Protected Maturity Date, at which time the Board of Trustees of the Trust would consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or

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More Information About the Portfolios

continuing to operate the Fund and pursuing a strategy other than the High Watermark Strategy. During its Investment Period, a Fund will make continuous public offerings of its shares. Under certain limited circumstances, the Fund may close to new investments or liquidate altogether prior to its scheduled Protected Maturity Date.

The Master Agreements are the agreements between each of the Funds, and Prudential Global Funding, under which PGF will pay to each Fund any shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund's Protected Maturity Date, provided certain conditions are met.

Money Market Instruments include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers' acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

Net Asset Value, or NAV, is the value of a Fund's assets minus all liabilities divided by the number of shares outstanding. The Funds calculate their NAV each business day.

Notional Exposure is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

Each Fund's Payment Undertaking is the undertaking by the Fund to pay the Protected High Watermark Value on the Protected Maturity Date.

Preservation of Principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

The Protected High Watermark Value for a Fund is the highest net asset value per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution.

The Protected Maturity Date is the date on which a Fund's shareholders are entitled to receive their aggregate Protected High Watermark Value.

Repurchase Agreements are agreements in which the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months.

S&P 500 Index is a stock market index comprised of common stocks in the U.S. selected by S&P.

S&P 500 Index Futures are legally binding agreements for the future sale by one party and purchase by another party of a specified amount of the S&P 500 Index for a specified price on a designated future date. A futures contract is part of a class of instruments called derivatives, so named because these instruments derive their value from the worth of the underlying investments.

STRIPS (Separate Trading of Registered Interest and Principal of Securities) are separately traded interest or principal components of securities issued or guaranteed by the U.S. Treasury. Under the STRIPS program, the interest and principal components of these securities are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A Zero-Coupon Security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

Zero-Coupon Government Securities are: (i) securities issued or guaranteed by the U.S. Treasury or other government sponsored agency or instrumentality that have been stripped of their unmatured interest coupons and receipts; (ii) certificates representing interest in such stripped debt obligations or coupons; or (iii) zero-coupon government securities that are originally issued at a discount from their face value (original issue zeros). Zero-coupon government securities do not require periodic payment of interest and are highly

28

interest rate sensitive. The difference between what you pay for a zero-coupon government security and what it pays at maturity is the amount of interest earned, assuming the zero-coupon government security is held until maturity.

RISK TERMINOLOGY

Active Trading: A Fund may engage in frequent trading of portfolio holdings to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

Bond Market Volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Default Risk: The risk that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. In these circumstances, Fund shareholders could receive an amount less than the Protected High Watermark Value.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Early Termination Risk. The principal risk of Early Fund Termination is that, if thereafter the Trust's Board of Trustees determines to liquidate the Fund, an investor will need to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which may involve transaction expenses.

Equity Risk: The risk that the equity market may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest Rate Risk: The market value of the interest-bearing debt securities held by the Funds are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. Zero-coupon bonds, including STRIPS, longer term and lower coupon bonds tend to be more sensitive to changes in interest rates. As a result, an investment in the Funds is subject to risk even if all fixed income securities in a Fund's investment portfolio are paid in full at maturity.

Interim Redemption Risk: The risk that investors can realize significant losses if they redeem their shares before maturity, particularly if they need to sell their shares when a Fund's Protected Maturity Date is still a long way off.

Opportunity Cost: The difference in return between a chosen investment and one that is passed up. Investment in fixed income securities during the Investment Period reduces the Funds' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that invests principally in equity securities.

Securities Selection: A strategy used by a Fund, or securities selected by its Adviser, may fail to produce the intended return.

Yield Shortfall Risk: The risk that portfolio yield drops below a Fund's expense ratio and the Fund would have to use capital (i.e., NAV) to cover its expenses.

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Fund Management

FUND MANAGEMENT

Manager. SunAmerica Asset Management Corp. ("SunAmerica" or "Manager") supervises the daily business affairs of each Fund and provides various administrative services to the Funds. SunAmerica has delegated portfolio management responsibilities to the Adviser.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $40.5 billion as of December 31, 2009. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., AIG SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust. Pursuant to an Investment Advisory and Management Agreement the Fund will pay SunAmerica a management fee at the annual fee of 0.65% of average daily net assets. If a Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the Investment Period. For the fiscal year ended October 31, 2009, each Fund paid SunAmerica a management fee of 0.65%.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory and Management Agreement and Subadvisory Agreement of the Funds is available in the Funds' Annual Report to shareholders for the period ending October 31, 2009.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Funds in the amounts set forth in the Fund's SAI and as described in the footnotes to the Expense Tables of this Prospectus. SunAmerica also may voluntarily waive or reimburse additional amounts, including to increase the investment return to a Fund's investors or in order to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. Further, any waivers or reimbursements made by SunAmerica are subject to recoupment from that fund within the previous two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

Please see additional information on the distribution-related payments made by SunAmerica under "Distributor" on page 31.

Adviser. Trajectory Asset Management LLC was organized in 2003 under the laws of Delaware and its principal offices are at 150 East 52nd Street, 7th Floor, New York, NY 10022. The Funds are managed by a team of investment professionals who are employed by the Adviser.

The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates for the Funds. SunAmerica may terminate any agreement with the Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated advisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated advisers for new or existing Funds, change the terms of particular agreements with unaffiliated advisers or continue the employment of existing unaffiliated advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Fund have the right to terminate an agreement with an adviser for that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any adviser changes. The order also permits the Fund to disclose the Adviser's fees only in the aggregate for each Fund.

The Adviser's fee will be 43% of the net management fees after reimbursements paid to SunAmerica. SunAmerica has agreed to pay the Adviser a minimum fee (the "Minimum Fee") equal to 0.25% and 0.20% of the average daily net assets with respect to the 2015 High Watermark Fund and 2020 High Watermark Fund, respectively. The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and the Adviser, subject to approval by the Board of trustees, including a majority of the Independent Trustees.

For the fiscal year ended October 31, 2009, SunAmerica paid Trajectory a fee of 0.25% and 0.20% of average daily net assets with respect to the 2015 High Watermark Fund and 2020 High Watermark Fund, respectively. Payments to the Adviser for its services are made by SunAmerica, not by the Funds.

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The Funds are managed by the Adviser's team of portfolio managers led by Juan M. Ocampo. Additional information about the portfolio managers compensation, other accounts under management and ownership of each Fund's shares, is contained in the SAI. The portfolio managers are described below:

Juan M. Ocampo
President

Prior to founding Trajectory Asset Management LLC and its parent company Demand Insights LLC, Mr. Ocampo served as a Partner of McKinsey & Company, Mitchell Madison Group (and its successor, marchFIRST), and as a Managing Director of Securitas Capital, a private equity investment fund jointly funded by Credit Suisse and Swiss Re. Mr. Ocampo is co-author of the book Securitization of Credit, published by John Wiley and Sons, and author of articles published in the Journal of Applied Corporate Finance and the McKinsey Quarterly. Mr. Ocampo is a graduate of the Massachusetts Institute of Technology and he received an MBA from Harvard Business School.

Kim H. Erle
Managing Director

Prior to founding Trajectory Asset Management and its parent company Demand Insights LLC, Ms. Erle was a Partner of marchFIRST, the successor firm of Mitchell Madison Group. Ms. Erle has also held positions at Bloomberg LP and at Salomon Brothers. Ms. Erle is a graduate of the Operations Research and Industrial Engineering program at Cornell University (with honors). She holds an MA in International Affairs and Economics from the Johns Hopkins School of Advanced International Studies, and an MBA (with honors) in Finance from Columbia Business School.

Marita Ben Ari, CFA

Ms. Ben Ari is a Portfolio Management and Investment Research Analyst at Trajectory Asset Management LLC, where her responsibilities include: portfolio position and collateral reconciliation; trading of fixed income securities and equity derivatives; and quantitative investment research. Prior to joining Trajectory Asset Management LLC in October 2005, Ms. Ben Ari was a Financial Strategy Consultant at TA Strategic Consulting/Ernst & Young (TASC), an Israeli management consultancy since January 2004. At TASC, Ms. Ben Ari served clients in the banking and telecom industries, as well as the Israeli government. Prior to that Ms. Ben Ari also held a position as a research assistant at Tel Aviv University from September 2001 through August 2003, where she specialized in data mining. Ms. Ben Ari holds Bachelor and Master's degrees from Tel Aviv University in the field of Industrial Engineering and Management, where she graduated first and second in her class respectively. She served for three years as an officer in the Israeli Defense Forces.

Distributor. SACS distributes each Fund's shares. SACS, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares (which are offered in a separate prospectus); (ii) additional compensation with respect to the sale of Class A or Class C shares (which are offered in a separate prospectus), as well as Class I shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Funds. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Broker-dealers may not use sales of the Funds' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the FINRA. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, the SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, the Manager, SACS or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing or promotional services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by the Adviser. In some circumstances, those type of payments may relate to one or more Funds' inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its

31

Fund Management

representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Financial Institution Compensation. If you purchase the Funds through a Financial Institution, the Funds, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution's Website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Payments by the Manager are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources.

Servicing Agent. SunAmerica Fund Services, Inc. ("SAFS" or the "Servicing Agent") assists the Funds' transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class I shares.

SunAmerica, the Distributor and Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

Prudential Financial and PGF. Prudential Financial is one of the largest financial services institutions in the United States. Prudential Financial provides a wide range of insurance, investment management and other financial products and services and has more than 15 million individual and institutional customers in the United States and over 30 other countries.

PGF was established in 1985 and is an indirect subsidiary of Prudential Financial. PGF serves as a central processing point for all proprietary over-the-counter derivative transactions within the Prudential Financial family and enters into a wide range of derivative instruments. Given the breadth of Prudential Financial's activities domestically and internationally, PGF interfaces frequently with the numerous business units within the firm to facilitate business. The many functions of PGF include:

•  Providing derivative strategies to enhance product line sales and investments.

•  Centralizing all over-the-counter derivative trading, credit and operational risk.

•  Supporting Prudential Financial's debt issuance programs.

•  Engineering new products for Prudential Financial's retail and institutional client base.

•  Providing structured notes to qualified institutional buyers via Prudential Funding Corporation's Medium Term Note Program.

•  Hedging, within prescribed limits, Prudential Financial's foreign currency risk arising from investments in foreign subsidiaries.

The performance of PGF's obligations with respect to the Master Agreement is guaranteed by Prudential Financial. Prudential Financial's long-term senior debt is rated Baa2 (Moody's)/A (S&P) as of February 10, 2010.

Under the Master Agreement, each Fund pays PGF a fee of 0.35% of average daily net assets. Since this fee rate is specific to each Fund's Master Agreement, if the Master Agreement were terminated with respect to a Fund and the Trust entered into a new master agreement, the fee payable under the new agreement may be higher than 0.35%. Any increase in the fee payable would be borne by the Fund.

32

Financial Highlights

The Financial Highlights table for each Fund is intended to help you understand the Funds' financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, for the fiscal years ended October 31, 2009 and October 31, 2008, and by another independent registered public accounting firm for the fiscal years prior to October 31, 2008. The report of PricewaterhouseCoopers, LLP along with each Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

Period Ended	Net Asset Value beginning of period	Net Invest- ment income(1)	Net gain (loss) on investment (both realized and unrealized)	Total from invest- ment operations	Dividends from net Invest- ment income	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expense to average net assets(4)		Ratio of net investment income to average net assets(4)		Portfolio Turnover
	2015 HIGH WATERMARK FUND
	Class I
2/18/05#–10/31/05	$10.75	$0.20	$(0.23)	$(0.03)	$—	$—	$—	$10.72	(0.28)%	$16,269	1.15	%(3)	2.73	%(3)	1%
10/31/06	10.72	0.37	0.92	1.29	(0.21)	(0.08)	(0.29)	11.72	12.22	25,097	1.18		3.42		1
10/31/07	11.72	0.40	0.77	1.17	(0.37)	(0.76)	(1.13)	11.76	10.71	27,845	1.18		3.56		14
10/31/08	11.76	0.23	(1.67)	(1.44)	(0.38)	(0.65)	(1.03)	9.29	(13.28)	27,304	1.18		2.34		26
10/31/09	9.29	0.19	0.53	0.72	(0.19)	—	(0.19)	9.82	7.76	28,385	0.97		1.95		46
	2020 HIGH WATERMARK FUND
	Class I
2/18/05#–10/31/05	$10.88	$0.20	$(0.19)	$0.01	$—	$—	$—	$10.89	0.09%	$5,841	1.15	%(3)	2.73	%(3)	0%
10/31/06	10.89	0.39	1.04	1.43	(0.20)	(0.09)	(0.29)	12.03	13.34	10,621	1.18		3.55		0
10/31/07	12.03	0.43	0.83	1.26	(0.38)	(0.86)	(1.24)	12.05	11.32	13,135	1.18		3.74		4
10/31/08	12.05	0.25	(3.31)	(3.06)	(0.41)	(0.79)	(1.20)	7.79	(27.97)	10,457	1.18		2.53		50
10/31/09	7.79	0.17	0.50	0.67	(0.20)	—	(0.20)	8.26	8.66	12,497	1.12		2.15		14

#  Inception date of class

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load, but does include expense reimbursements.

(3)  Annualized.

(4)  Net of following expense reimbursements and custody credits, if applicable (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
2015 High Watermark Fund Class I . . . . . . . . . . . .	0.52%	0.48%	0.42%	0.41%	0.67%
2020 High Watermark Fund Class I . . . . . . . . . . . .	0.87	0.65	0.53	0.59	0.64

33

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to

www.sunamericafunds.com

2

Under the "Shareholder Services" section, click on the "Go Paperless" link.

3

Fill out the appropriate information including the email address to which you would like your information sent.

4

Click "Submit" —

It's that easy!

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Funds is contained in the financial statements and portfolio holdings in the Funds' annual and semi-annual reports. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information. The SAI contains additional information about the Trust's policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Funds by contacting SAFS at 800-858-8850, by visiting our website at www sunamericafunds.com, or by calling your broker or financial adviser.

View your account on line!

Visit our web site at www.sunamericafunds.com and click on "Shareholder Services and Account Information."

•  View your account and portfolio balance(s)

•  View the transaction history of your account(s)

•  See the net asset value of the Fund(s) you own

•  Perform financial transactions (some limitations apply)

•  Update account information (some limitations apply)

•  Access year-to-date tax summary information

•  View the dealer information on your account(s)

For Broker/Dealers: You can view your clients' account information on line by visiting our web site at www.sunamericafunds.com and clicking on the "Financial Professionals" link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports on line!

Enroll for electronic delivery of Prospectuses and annual reports by visiting our web site at www.sunamericafunds.com and clicking on "Shareholder Services and Account Information," and then the "Go Paperless" option to complete the consent form. Why Go Paperless?

•  Immediate receipt of important Fund information

•  Elimination of bulky documents from personal files

•  Reduction of the Fund's printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us on line if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other Information about the Funds is also available on the EDGAR Database on the SEC's web-site at http://www sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

Distributed by:

SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

www.sunamericafunds.com

HIPRO – [ ]

PROSPECTUS 2010

SUNAMERICA

Alternative Strategies Fund

Shares of the SunAmerica Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risk, including the possible loss of principal amount invested.

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms; and

• Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

• SunAmerica receives your prior written consent;

• SunAmerica believes the recipient is your authorized representative;

• SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

• SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

February 26, 2010  PROSPECTUS

SUNAMERICA SPECIALTY SERIES

SunAmerica Alternative Strategies Fund

Class	Ticker Symbols
Class A Shares	SUNAX
Class C Shares	SUNCX
Class W Shares	SUNWX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND HIGHLIGHTS	2

SHAREHOLDER ACCOUNT INFORMATION	10

MORE INFORMATION ABOUT THE FUND	21

Investment Strategies and Techniques	21

Additional Information About the Fund's Risks	23

Glossary	27

Investment and Other Terminology	27

Risk Terminology	29

FUND MANAGEMENT	30

FINANCIAL HIGHLIGHTS	33

Fund Highlights

INVESTMENT GOAL

The SunAmerica Alternative Strategies Fund (the "Fund") seeks to achieve long-term total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional institution and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 11 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 66 of the Fund's statement of additional information.

	Class A		Class C		Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None		1.00%		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends)	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Maximum Account Fee	None		None		None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.35%		1.00%		None
Other Expenses
Other Expenses of the Fund	0.44%		0.60%		1.03%
Other Expenses of the Subsidiary (including Subsidiary Management Fee)(2)(7)	0.17%		0.17%		0.17%
Acquired Fund Fees and Expenses	0.03%		0.03%		0.03%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement/(Recoupment)	1.99%		2.80%		2.23%
Fee Waiver(3)(7)	0.15%		0.15%		0.15%
Fee Waiver and/or Expense Reimbursement/(Recoupment)(4)	0.09%		0.25%		0.53%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(6)	1.75	%(4)(5)	2.40	%(4)(5)	1.55	%(4)(5)

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See page 10 of the Prospectus for more information about the CDSCs.

(2)  Fund invest in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary has entered into a separate contract with SunAmerica for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of its net assets.

(3)  SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to SunAmerica by the Subsidiary (as described in footnote 2 above) ("Management Fee Waiver"). This waiver may not be terminated by SunAmerica and will remain in effect for as long as SunAmerica's contract with the Subsidiary is in place.

(4)  Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% for Class A shares, 2.37% for Class C shares and 1.52% for Class W shares. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

(5)  Any waivers or reimbursements made by SunAmerica (except the Management Fee Waiver) are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the forgoing expense limitations.

(6)  The Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses. The Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements shown in the table above exceed the contractual expense limitations shown in footnote 4 because they include Acquired Fund Fees and Expenses, whereas the contractual expense limitations are based on operating expenses and do not include Acquired Fund Fees and Expenses.

(7)  The Subsidiary commenced operations on May 22, 2009. "Other Expenses of the Subsidiary," and corresponding Management Fee Waiver, have been restated to reflect the Management Fee and Other Expenses of the Subsidiary as if the Subsidiary had been in operation for a full fiscal year, based on the Fund's and Subsidiary's net assets as of October 31, 2009.

2

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SunAmerica Alternative Strategies Fund
Class A Shares	$743	$1,094	$1,469	$2,519
Class C Shares	$343	$748	$1,280	$2,736
Class W Shares	$158	$490	$845	$1,845

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
SunAmerica Alternative Strategies Fund
Class A Shares	$743	$1,094	$1,469	$2,519
Class C Shares	$243	$748	$1,280	$2,736
Class W Shares	$158	$490	$845	$1,845

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund's adviser, Pelagos Capital Management, LLC (the "Adviser" or "Pelagos"), seeks to provide long-term total return by utilizing an actively managed quantitative investment process to provide commodity and hedge fund exposure and by investing in U.S. Government securities and other fixed income securities.

The Fund is designed to be a complement to an existing portfolio of equity and fixed income investments, enhancing a shareholder's overall portfolio efficiency (i.e., adding more return per unit of risk). The Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure. The returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments and as such, an investment in the Fund may provide investors with a way to achieve diversification in their overall portfolio. The Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities and hedge funds. Investors should consider buying shares of the Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the Fund should be willing to assume the greater risks of potentially significant short-term share price fluctuations because of the Fund's investments in commodity-linked and hedge fund-linked instruments. The Fund is also not designed for investors seeking current income or preservation of capital.

Commodity Exposure. The Fund seeks exposure to the commodities markets by investing in commodity-linked derivative instruments. By investing in these derivative instruments, the Fund seeks to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include such things as industrial and precious metals, gas, oil, livestock, agricultural or meat products and other items.

The Fund expects to gain a significant percentage of its exposure to the commodities markets through investment in commodity-linked notes and through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Commodity-linked notes pay a return linked to the performance of commodity indexes (such as the S&P GSCI Commodity Index ("S&P GSCI")) or baskets of futures contracts with respect to all of the commodities in an index. The Fund will not invest in or track the performance of any Dow Jones – AIG Commodity Index or any other index sponsored by AIG. The principal and/or interest payments of commodity-linked notes are tied to the value of a real asset or commodity index. These commodity-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The notes are debt instruments with principal payments generally linked to the value of (derived from)

3

Fund Highlights

commodities, commodity futures contracts or the performance of commodity indexes and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank's prime rate. The value of these notes is expected to rise or fall in response to commodity index changes, and thus provide the Fund with economic exposure to movements in commodity prices. The Fund may also invest in other commodity-linked derivatives, including commodity swaps, commodity options, futures contracts and exchange-traded notes ("ETNs"). The Fund will not invest directly in commodities.

A derivative is a security whose price is dependent upon or derived from one or more underlying assets. The derivative itself is merely a contract between two or more parties. Its value is determined by fluctuations in the underlying asset. The most common underlying assets include stocks, bonds, commodities, currencies, interest rates and market indexes. Futures contracts, forward contracts, options and swaps are the most common types of derivatives. Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

Hedge Fund Exposure. The Fund seeks exposure to hedge funds by investing in hedge fund-linked derivative instruments. The Fund's overall hedge fund exposure will be a broad-based exposure that is diversified across a spectrum of hedge fund strategies and managers.

The Fund may gain exposure to hedge funds through investments in hedge fund-linked notes and/or total return swaps and through investments in the Subsidiary. The principal and/or interest payments of hedge fund-linked notes and swaps are linked to the value of a hedge fund index (such as the HFRX Equal Weighted Strategies Index). These hedge fund-linked notes or swaps are sometimes referred to as "structured notes" or "structured swaps" because the terms of these notes or swaps may be structured by the issuer and the purchaser of the note or swap. The notes and swaps are debt instruments or contractual obligations, respectively, with principal payments generally linked to the value of hedge fund indexes, and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank's prime rate. The value of these notes and swaps is expected to rise or fall in response to hedge fund index changes, and thus provide the Fund with economic exposure to movements in hedge fund index levels. The Fund will not invest directly in hedge funds.

Hedge fund-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

The Fund may also seek hedge fund exposure through a replication strategy, as described below. The Adviser, it its sole discretion, will determine how the Fund allocates its hedge fund exposure with respect to investments made in connection with the replication strategy and/or investments in structured notes and swaps. This allocation may vary from time to time depending on market conditions and other factors, and may result in the Fund obtaining hedge fund exposure solely through the replication strategy or solely through structured notes or swaps.

Hedge Fund Index Replication Strategy. The Fund will also utilize a proprietary quantitative investment process that seeks to provide returns similar to a broad-based hedge fund index over time (e.g., HFRX Equal Weighted Strategies Index, HFRI Fund Weighted Composite Index). This process attempts to achieve hedge fund index replicated returns primarily via liquid exposure vehicles such as exchange traded funds ("ETFs"), ETNs, financial futures and fixed income securities. The Fund will not invest directly in hedge funds.

Investments in U.S. Government Securities. Assets not invested in commodity-linked derivatives, hedge fund-linked derivatives or in accordance with the hedge fund replication strategy will primarily be invested in U.S. Government securities, including "Treasury inflation-protected securities" or "TIPS." The Fund may also invest in other fixed income securities.

Investments in the Wholly-Owned Subsidiary. The Fund may gain exposure to the commodities markets and hedge funds by investing in the Subsidiary. The Subsidiary is managed by SunAmerica Asset Management Corp. ("SunAmerica" or the "Manager") and advised by Pelagos and has the same investment objective as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the Fund with commodity and hedge fund exposure within the limitations of the federal tax requirements that apply to the Fund.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

4

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

The principal risks of the Fund are:

Commodity Exposure Risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Hedge Fund Exposure Risks. Indirect exposure to hedge funds may subject the Fund to greater volatility than investments in traditional securities. The hedge funds comprising a hedge fund index, for example, invest in and may actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. The managers of the hedge funds also may use proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated. In addition, the hedge fund managers often are entitled to receive performance-based allocations out of the net profits of the hedge funds, which may create an incentive for the managers to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

Risks of Commodity-Linked and Hedge Fund-Linked Notes. The commodity-linked and hedge fund-linked notes in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk and hedge fund risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and fixed income securities.

Risks of Commodity-Linked and Hedge Fund-Linked Derivatives. The commodity and hedge fund-linked derivative instruments in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked and hedge fund-linked notes and swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Fund earns from these notes and/or swaps as compared to the index.

Risks of Derivative Instruments. The Fund can use other derivative instruments, such as options, futures and swaps, to seek greater investment returns or to hedge against declines in the value of the Fund's other portfolio investments. There are special risks in particular derivative instruments and hedging strategies the Fund might use. If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, use of a derivative instrument may result in a significant loss to the Fund and reduce the Fund's return. The Fund could also experience losses if the prices of its derivative instruments were not properly correlated with its other investments.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and advised by Pelagos, making it unlikely that the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information ("SAI") and could adversely affect the Fund.

Risks of Leverage. Some derivatives the Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

5

Fund Highlights

When the Fund uses derivatives for leverage, a shareholder's investment in the Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund's investments.

Credit Risk. The commodity-linked notes, hedge fund-linked notes, swaps, "over-the-counter" ("OTC") options, and fixed income securities the Fund buys are subject to credit risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the Fund's income might be reduced. If the issuer fails to pay principal, the Fund can lose money on the investment, and its share price may fall.

Counterparty Risk. The Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Interest Rate Risk. Fixed income securities are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The Fund's share price can go up or down when interest rates change because of the effect of the change in the value of the Fund's portfolio of fixed income securities.

Illiquidity Risk. Certain investments may be difficult or impossible to sell at the time and the price that the Fund would like. In addition, while not necessarily illiquid securities, certain derivatives in which the Fund invests are generally not listed on any exchange and the secondary market for those derivatives has less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

Foreign Exposure. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Risks of Exchange-Traded Funds. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.

Financial Services Risk. The commodity-linked notes and hedge fund-linked notes in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance industries. In addition, companies in the financial services sector may serve as counterparties to other derivative transactions in which the Fund engages. As a result, events affecting issuers in the financial services sector may cause the Fund's share value to fluctuate and may impact a company's creditworthiness or ability to perform under its agreement with the Fund, as described in more detail under "Credit Risk" and "Counterparty Risk."

Investors should note that the Adviser has no prior experience managing a mutual fund and that the ability of the Adviser to successfully implement the Fund's strategies, including the quantitative investment process used by the Adviser to provide commodity and hedge fund exposure and the proprietary strategy used in connection with the hedge fund index replication strategy, will influence the performance of the Fund significantly.

6

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by comparing the Fund's performance with the S&P 500, a broad measure of market performance, and compares the Fund's average annual returns, before and after taxes, to those of the S&P 500 Index and the Alternative Strategies Blended Benchmark Index, which is comprised of the S&P GSCI Light Energy Total Return Index (50%) and the Hedge Fund Research Equal Weighted Strategies Index (50%), as calculated by SunAmerica. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.sunamericafunds.com [or can be obtained by phone at 800-858-8850 x6003.

SUNAMERICA ALTERNATIVE STRATEGIES FUND (CLASS A)

  During the one-year period shown in the Bar Chart, the highest return for a quarter was 8.48% (quarter ended 6/30/09) and the lowest return for a quarter was -4.22% (quarter ended 3/31/09).

	Average Annual Total Returns (as of the periods ended December 31, 2009)
	Past One Year	Since Inception (11/4/08)
Class C	7.76%	2.58%
Class W	9.67%	3.41%
Class A	3.06%	–1.98%
Return After Taxes on Distributions (Class A)	2.93%	–2.09%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	1.99%	–1.74%
S&P 500 Index	26.46%	16.14%
Alternative Strategies Blended Benchmark Index	13.75%	2.48%

(1)  When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

7

Fund Highlights

INVESTMENT ADVISER AND SUBADVISER

The Fund's investment adviser is SunAmerica Asset Management Corp. The Fund's subadviser is Pelagos Capital Management, LLC.

PORTFOLIO MANAGERS

The Fund is managed by the Adviser's team of portfolio managers led Stephen P. Burke.

Name	Portfolio Manager of the Fund Since	Title
Stephen P. Burke	2008	Managing Director, Chief Executive Officer and Chief Investment Officer at Pelagos
John C. Pickart	2008	Senior Portfolio Manager and Partner at Pelagos
Wayne D. Ryan	2008	Portfolio Associate and Structured Product Analyst at Pelagos

8

Important Additional Information

PURCHASE AND SALE OF FUND SHARES

Each Fund's initial investment minimums generally are as follows:

Minimum Initial Investment	Class A and Class C Shares • non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month	Class W Shares • $50,000

Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A

You may purchase or sell shares of each Fund each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.sunamericafunds.com.

TAX INFORMATION

Each Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

9

Shareholder Account Information

SELECTING A SHARE CLASS

The Fund offers three classes of shares through this Prospectus: Class A, Class C and Class W shares. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

Class A • Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class C shares.	Class C • Higher annual expenses than Class A shares. • Deferred sales charge on shares you sell within twelve months of purchase, as described below.	Class W
• Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.
• No sales charges.
• Lower annual expenses than Class A or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*  Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more: Class A shares are offered with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

10

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Fund's transfer agent (the "Transfer Agent") (or the financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described on page 12 under "Information and records to be provided to Fund."

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or to cease offering these programs at any time.

•  Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at net asset value), amounts to $50,000 or more. In determining the value of shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of the other classes of the same fund, as well as shares of any class of any other fund or of any of the other funds advised by SunAmerica, as long as such shares were sold.

•  Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•  Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Fund reserves the right to modify or to cease offering these programs at any time.

•  Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). The following conditions established by SACS apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis; and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the funds may be purchased by clients at net asset value.

•  Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•  Fund Trustees and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•  Registered management investment companies that are advised by SunAmerica.

•  Selling brokers and their employees and sales representatives and their families.

11

Shareholder Account Information

Waivers for Certain Investors for Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class C shares. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•  Within one year of the shareholder's death or becoming legally disabled (individually and spousal joint accounts only).

•  Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. ("SAFS") serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•  To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•  Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under "Waivers For Certain Investors for Class A Shares," such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•  Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Fund and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•  Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•  Exchange of Shares. Shares of the Fund may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to the "Additional Investor Services" in this Prospectus for more details about this program.

•  Reinstatement Privilege. Within one year of a redemption of certain Class A and Class C shares, the proceeds of the sale may be invested in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the "Additional Investor Services" hyperlink. The Fund's SAI also contains additional information about sales charges and certain reductions and waivers.

12

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class W) of the Fund has its own plan of distribution pursuant to Rule 12b-1 ("Rule 12b-1") that provides for distribution and account maintenance fees (collectively, "Rule 12b-1 Fees") (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SACS is paid a fee of 0.15% of the average daily net assets of Class W shares of the Fund in compensation for providing additional shareholder services to Class W shareholders.

OPENING AN ACCOUNT (CLASSES A AND C)

1.  Read this Prospectus carefully.

2.  Determine how much you want to invest. The minimum initial investments for Classes A and C of the Fund are as follows:

•  non-retirement account: $500

•  retirement account: $250

•  dollar cost averaging: $500 to open; you must invest at least $25 a month.

The minimum subsequent investments for the Fund are as follows:

•  non-retirement account: $100

•  retirement account: $25

•  The minimum initial and subsequent investments may be waived for certain-fee based programs and/or group plans held in omnibus accounts.

3.  Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850.

4.  Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.  Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If the Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisors or other financial institutions (collectively, "Financial Institutions" or "Financial Intermediaries") may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution please call your Financial Institution or the Fund (toll free) at (800) 858-8850.

13

Shareholder Account Information

HOW TO BUY SHARES (CLASSES A AND C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution that is authorized to sell the Fund's shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under "Adding to an Account." The Fund will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying Shares Through the Fund

Opening an Account	Adding to an Account
By check

• Make out a check for the investment amount, payable to the SunAmerica Funds. An account cannot be opened with a Fund check.
• Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
• All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.
• Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or postdated checks will not be accepted.	• Make out a check for the investment amount payable to the Fund or SunAmerica Funds. Shares cannot be purchased with a Fund check.
• Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.
• Indicate the Fund and account number in the memo section of your check.
• Deliver the check and your stub or note to your broker or financial adviser, or mail them to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, Missouri 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514

By wire

• Fax your completed application to SAFS at 816-218-0519.
• Obtain your account number by calling Shareholder Services at 800-858-8850.
• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.	• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional Investor Services."

14

HOW TO SELL SHARES (CLASSES A AND C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Fund as described below under "Selling Shares Through the Fund." Shares held for you in your Financial Institution's name must be sold through the Financial Institution.

Selling Shares Through the Fund

By mail

(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514	Your request should include:
• Your name
• Fund name, share class and account number
• The dollar amount or number of shares to be redeemed
• Any special payment instructions
• The signature of all registered owners exactly as the account is registered, and
• Any special documents required to assure proper authorization
For overnight mail redemption, a $15 fee will be deducted from your account.

By phone

• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. (Eastern Time) on most business days.	• Or, for automated 24-hour account access call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. (Eastern Time) on most business days. Otherwise, you must provide, in writing, the following information:
• Fund name, share class and account number you are redeeming
• Bank or financial institution name
• ABA routing number
• Account number, and
• Account registration	If the account registration at your bank is different than your account at SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.
Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.

By Internet

Visit our web site at www.sunamericafunds.com, and select the "View Your Account" hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

Certain Requests Require a Medallion Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee):

•  Redemptions of $100,000 or more

•  The proceeds are to be payable other than as the account is registered

•  The redemption check is to be sent to an address other than the address of record

•  Your address of record has changed within the previous 30 days

•  Shares are being transferred to an account with a different registration

•  Someone (such as an executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

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Shareholder Account Information

You can generally obtain a medallion guarantee from the following sources:

•  a broker or securities dealer

•  a federal savings, cooperative or other type of bank

•  a savings and loan or other thrift institution

•  a credit union

•  a securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS W)

As previously mentioned, you may purchase Class W shares only through advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Fund is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial advisor.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for the Fund and each class is determined each Fund business day (as defined below) at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class's outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved, and periodically reviewed, by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those used by other funds. The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Buy and sell prices. When you buy Class A and Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class W shares, you pay the NAV. When you sell Class W shares, you receive the NAV.

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading ("Fund business day"). We execute buy and sell requests at the next NAV to be calculated after the Fund or its agents receives your request in good order. A purchase, exchange or redemption order is in "good order" when a Fund, SACS and/or its agent receives all required information, including properly completed and signed documents. If the Fund or the Transfer Agent receives your order before the Fund's close of business (generally 4:00 p.m., Eastern Time), you will receive that day's closing price. If the Fund or the Transfer Agent receives your order after that time, you will receive the next business day's closing price. The Fund reserves the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor's purchase or redemption order to the Fund's Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund's shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

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If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Fund for shares of the same class of any other retail fund distributed by SACS. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Fund at all times also reserves the right to restrict or reject any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade: (1) may interfere with the efficient management of the Fund's portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history in the Fund and in other SunAmerica Funds.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

Certificated Shares. The Fund does not issue certificated shares.

Fund holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as "market timing," and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund's Board of Trustees has determined that the Fund should not serve as a vehicle for frequent trading, and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund's Transfer Agent. While the Fund's expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund's prospectuses, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, the Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

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Shareholder Account Information

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transactions costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the Fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading under certain circumstances may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the Fund's shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the Fund's shares to the extent that the Fund holds significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. The Fund may hold significant investments in foreign securities and thus may be susceptible to this type of arbitrage. The Fund has adopted certain fair valuation practices intended to protect the Fund from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Fund. However, to the extent the Fund's NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Fund's shares.

Market timing procedures. The Fund's procedures include committing staff of the Fund's shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund's investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Fund reserves the right to temporarily or permanently bar your future purchases into SunAmerica Funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

The Distributor has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund's market timing policies. In certain circumstances, the Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Fund's policy.

The Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Fund's procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Fund and its service providers seek to make judgments that are consistent with the interests of the Fund's shareholders. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be rejected or revoked by the Fund on the next Fund business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES (CLASSES A AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder/Dealer Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

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Systematic Exchange Program may be used to exchange shares periodically of one or more other retail funds distributed by the Distributor for shares of the same class of the Fund. To use the Systematic Withdrawal Program:

•  Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Specify the amount(s). Each exchange must be worth at least $50, although this may be waived at SunAmerica's discretion.

•  Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement Plans. SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (K) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, extension 6074.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dolar amount or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•  Make sure you have at least $5,000 worth of shares in your account.

•  Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•  Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Make sure your dividends and capital gains are being reinvested.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account statements. In general, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•  after every transaction that affects your account balance (except a dividend reinvestment, automatic redemption or automatic purchase from your bank account); and

•  after any change of name or address of the registered owner(s), or after certain account option changes.

Internal Revenue Service ("IRS") tax forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by February 15.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at www.sunamericafunds.com, and select the "Go Paperless" hyperlink  (note: this option is only available to accounts opened through the Fund).

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Fund.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. A substantial portion of the Fund's distributions

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Shareholder Account Information

are likely to be taxed as ordinary income and there can be no assurance as to the portion of distributions that will be treated as long-term capital gains.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. By February 15 of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

Remember, there may be taxes on transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of capital can occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

The IRS Form 1099 that is mailed to you by February 15 details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

A Note on the Fund's Investments in Commodity-Linked Notes and the Subsidiary. One of the requirements for favorable tax treatment as a regulated investment company is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income. As such, the Fund's ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income. The IRS has issued a private letter ruling to the Fund in which the IRS concluded that income from certain commodity index-linked notes is qualifying income and that income derived from the Fund's investment in the Subsidiary will also constitute qualifying income to the Fund. Based on this ruling, the Fund will seek to gain exposure to the commodities markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary and will seek to gain exposure to hedge funds (which may include investments in the commodities sectors) through investments in the Subsidiary.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund.

By law, the Fund must withhold 28% (currently scheduled to increase to 31% after 2010) of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable laws.

Small Accounts (other than Class W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $24.00 annual charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at SunAmerica's discretion.

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More Information About the Fund

INVESTMENT STRATEGIES AND TECHNIQUES

General

The Adviser seeks to provide total return by utilizing an actively managed quantitative investment process to provide commodity and hedge fund exposure and by investing in U.S. Government securities and other fixed income investments. Under normal market conditions, the Fund will seek to maintain a constant mix of commodity and hedge fund exposure and will also invest in U.S. Government and other fixed income securities in order to provide liquidity and income.

The Fund seeks exposure to the commodities markets by investing in commodity-linked derivative instruments and through investments in the Subsidiary. The Fund expects to obtain this exposure primarily through investments in commodity-linked notes, however, it may also invest in other commodity-linked derivatives, including commodity swaps, commodity options, futures contracts and ETNs. When selecting investments, the Adviser uses multi-factor models to allocate the Fund's commodity-linked derivative investments among a variety of different commodity sectors and indexes.

The Fund seeks exposure to hedge funds by investing in hedge fund-linked derivative instruments and through investments in the Subsidiary. The Fund may obtain this exposure through hedge-fund linked notes and/or total return swaps and through a hedge fund index replication strategy. This replication strategy is designed to provide returns similar to a broad-based hedge fund index over time by investing primarily in liquid exposure vehicles such as ETFs, ETNs, financial futures and fixed income securities. The Adviser determines the Fund's diversified hedge fund index exposure through extensive qualitative and quantitative techniques. The Adviser also employs a quantitative analysis to determine the allocations among investments used in the hedge fund replication strategy.

The Fund is not an index fund. The Fund's overall performance is not expected to correlate to the specific returns of any particular index.

The investment goal, principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

Commodity-Linked Notes and Other Commodity-Linked Investments

Exposure to broad based commodity indexes will primarily be attained via notes linked to the performance of the pre-specified commodity index. At maturity, these notes pay principal plus the return of the commodity index. These structured notes are expected to generate qualifying income, as discussed above under "Tax, Dividend, Distribution and Account Policies — A Note on the Fund's Investments in Commodity-Linked Notes and the Subsidiary." The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. For example, a note representing 15% of the Fund's net assets may be designed to obtain up to 45% exposure to a selected commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in other commodity-linked derivative instruments, including commodity swaps, commodity options, futures contracts and ETNs. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodity futures contracts or a commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

Hedge Fund Index-Linked Notes or Total Return Swaps on Hedge Fund Indexes

The Fund seeks to gain exposure to a broad-based hedge fund index such as the Hedge Fund Research Equal Weighted Strategies Index ("HFRXEW Index"). This investable hedge fund index is priced daily and can be tracked daily on index provider websites, Bloomberg's website and through Bloomberg terminals. The Fund can use structured notes and/or swaps on investable hedge fund indexes. An "investable" hedge fund index is an index where the underlying hedge funds comprising the index are open for new investments.

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More Information About the Fund

Mechanically, a hedge fund-linked note is in the same way as a commodity-linked note. Rather than linking performance to a commodity index, a hedge fund-linked note would be linked to the performance of a hedge fund index.

A total return swap on a hedge fund index operates in a similar manner to a hedge fund-linked note (as well as a commodity-linked note). These total return swaps on hedge fund indexes are commonly referred to as "bullet swaps" because there is only one exchange of payment when the swap agreement expires.

Broad-based hedge fund indexes are designed to be representative of the main hedge fund strategies available in the marketplace. For example, the HFRXEW Index is comprised of separate accounts managed by numerous hedge fund managers selected by the sponsor of the index using various underlying hedge fund strategies (e.g., convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage). Certain of the underlying hedge fund strategies or accounts may include investments in the commodities sectors, which may indirectly increase the Fund's overall commodity exposure.

The Fund will not invest directly in any hedge fund or in any hedge fund indexes. Instead, the Fund can actively manage its exposure to any hedge fund indexes (e.g., HFRXEW Index) by investing in one or more derivative instruments (structured as notes, swap agreements, options, warrants, notes or other privately negotiated instruments) that provide investment returns linked to the performance of such index, as selected by the Fund in its discretion.

The Fund typically will seek to obtain exposure to a hedge fund index by investing in notes and/or total return swap agreements. In a typical note and/or swap, the Fund will receive from the counterparty to the note and/or swap the price appreciation (or depreciation) of the index selected by the Fund in exchange for paying an agreed-upon fee.

Notes and/or swap agreements, and other index derivatives normally have economic leverage inherent in their terms, which will increase the Fund's exposure to an index. For example, a note and/or swap representing 15% of the Fund's net assets may be designed to obtain up to 45% exposure to selected HFRX Strategies. As a result, any decreases or increases in the value of the HFRX Strategies underlying the swap and/or notes will affect the value of the Fund as if the holdings in the HFRX Strategies represented 45% of the Fund's investments.

Hedge Fund Index Replication Strategy

The Adviser has developed a proprietary tool designed to replicate the returns of a broad-based hedge fund index over time (e.g., HFRXEW Index, HFRI Fund Weighted Composite Index) using publicly traded securities and futures. In addition to hedge fund exposure obtained through hedge fund-linked notes or total return swaps on hedge fund indexes, the Fund may invest in, among other instruments, ETFs, ETNs, financial futures and fixed income securities as part of this replication strategy. The fixed income securities in which the Fund may invest will primarily be rated investment grade.

The Adviser, it its sole discretion, will determine how the Fund allocates its hedge fund exposure with respect to investments made in connection with the replication strategy and/or investments in structured notes and swaps. This allocation may vary from time to time depending on market conditions and other factors, and may result in the Fund obtaining hedge fund exposure solely through the replication strategy or solely through structured notes or swaps.

U.S. Government Securities

The Fund also invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury, such as U.S. Treasury bills, notes and bonds. They are backed by the full faith and credit of the U.S. government and are deemed to have the highest credit quality. Some securities issued by U.S. government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations, are also backed by the full faith and credit of the U.S. government. Others are supported by the right of the agency to borrow an amount from the U.S. government limited to a specific line of credit (for example, bonds issued by Federal National Mortgage Corporation). Others are supported only by the credit of the agency that issued the security (for example, obligations issued by Federal Home Loan Mortgage Corporation).

The Fund may also buy U.S. Treasury securities called TIPS, that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

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Investments in the Wholly-Owned Subsidiary

Investments in the Subsidiary are expected to provide the Fund with an alternative means of gaining additional commodity and hedge fund exposure in a manner afforded by the private letter ruling the Fund has obtained from the IRS, as discussed above under "Tax, Dividend, Distribution and Account Policies — A Note on the Fund's Investments in Commodity-Linked Notes and the Subsidiary."

It is expected that the Subsidiary will invest primarily in commodity-linked and hedge fund-linked derivatives, including swaps, structured notes, options, futures and options on futures. The Subsidiary may also invest in U.S. Government securities and other fixed income instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivatives and other securities, which are discussed elsewhere in this Prospectus.

With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Fund due to federal tax requirements relating to qualifying income, as discussed above under "A Note on the Fund's Investments in Commodity-Linked Notes and the Subsidiary." The Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Fund.

Use of Money Market Investments for Temporary Defensive Purposes

From time to time the Fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the Fund is in a defensive position, the Fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

Industry Concentration

The Fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed (by virtue of the Fund's investments in derivatives linked to commodities) to the commodity sectors as a group (such as the energy and natural resources, precious metals, agricultural, livestock and industrial metals sectors), or to a particular commodity sector, depending on the composition of the underlying indexes or assets to which the derivative instruments are linked. In addition, the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries).

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS

The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. This section discusses the risks associated with certain types of securities in which the Fund may invest and certain investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

HOW RISKY IS THE FUND OVERALL?

The principal risks of an investment in the Fund involve the risks associated with exposure to the commodities markets, hedge funds and U.S. Government securities and other fixed income investments. These risks are discussed under "Fund Highlights" on pages 3-5 and in more detail below.

Fund performance is significantly dependent upon the Adviser's skill in managing assets to implement the Fund's strategy. There is no assurance that the Fund's investment strategy will achieve its investment objective.

Set forth below is more information about some of the main risks of investing in the Fund. The Fund's risks are also discussed above under "Fund Highlights" and in the Fund's SAI.

Commodity Exposure Risks

The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, investment speculation, the success

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More Information About the Fund

of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries ("OPEC") and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand.

Risks of Commodity-Linked Notes

If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment.

To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment.

A liquid secondary market may not exist for the specially created commodity-linked notes the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them.

The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Hedge Fund Exposure Risks

The Fund may enter into hedge fund index derivatives under which the Fund agrees, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive over a stated time period the total return of one or more, for example, HFRX Strategies selected by the Fund. To the extent that the Fund engages in such transactions (or other transactions that subject the Fund to payments at floating interest rates), changes in interest rates may affect the operating results of the Fund. If interest rates increase significantly, the increased interest costs would have a negative impact on the Fund's performance, unless the Fund has successfully hedged the interest rate risk.

Risks of Derivative Instruments

The Fund may use derivative instruments that trade on U.S. or foreign exchanges, or may initiate a derivatives transaction in the "over-the-counter" ("OTC") market by transacting directly with a dealer. Interest rate and stock market changes in the U.S. and abroad may influence the performance of derivatives. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. If that happens, the Fund's share price could decline. Certain derivative investments held by the Fund may be illiquid.

•  Special Risks of Options. The Fund may buy or sell put and call options that trade on U.S. or foreign exchanges. The Fund may also buy or sell OTC options, which subject the Fund to the risk that a counterparty may default on its obligations. In selling (referred to as "writing") a put or call option, there is a risk that, upon exercise of the option, the Fund may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. The Fund may write call options on a security or other investment that the Fund owns (referred to as "covered calls"). If a covered call sold by the Fund is exercised on an investment that has increased in value above the call price, the Fund will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.

•  Special Risks of Futures Contracts. The price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility. In addition, futures exchanges often impose on each futures contract a maximum permissible price movement for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

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•  Special Risks of Swaps. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. In general, swaps are not transferable without the consent of the counterparty. Consequently the Fund may not be able to terminate or assign its obligation under a swap prior to its maturity. Additionally, the Fund will bear the risk that the counterparty could default on its obligations under the swap agreement.

Subsidiary Risk

The investments held by the Subsidiary are similar to those that are permitted to be held by the Fund and, therefore, the Subsidiary is subject to risks similar to those of the Fund, including the risks of exposure to the commodities markets and hedge funds. Because the Subsidiary is organized under Cayman Islands law and is not registered under the 1940 Act, the Subsidiary is not subject to the investor protections of the 1940 Act. Changes in U.S. or Cayman Islands laws could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Risks of Leverage

The Fund has limits on the leverage ratio of each commodity-linked or hedge fund-linked derivative it buys, as well as on its overall portfolio. The Fund is also subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must set aside liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, while the derivatives instruments are held. The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund.

Risks of U.S. Government Securities

Some U.S. government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

Risks of Exchange-Traded Funds

As with conventional mutual funds, ETFs charge asset-based fees. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. Moreover, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Alternative Asset Class Risk

Because the Fund's performance is linked to the performance of highly volatile alternative asset classes (i.e., commodities and hedge funds), investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund shares.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Risks of Exchange-Traded Notes

The Fund may also invest in shares of ETNs. ETNs are a type of unsecured, unsubordinated debt security that combines certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange ("NYSE") during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

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More Information About the Fund

Non-Correlation Risk

Although the Adviser seeks investments for the Fund that have a low correlation to traditional asset classes, there can be no guarantee that the performance of the Fund will, in fact, have a low correlation to traditional asset classes (such as large capitalization stocks or investment grade fixed-income securities) under all market conditions.

Tax Risk

The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, and through investment in the Subsidiary. The Fund gains exposure to hedge funds primarily through investments in hedge fund-linked notes and/or total return swaps, and through investment in the Subsidiary. In order for the Fund to qualify as a regulated investment company, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As described above under "Shareholder Account Information—Tax, Dividend, Distribution and Account Policies," the IRS has issued a revenue ruling that holds that income derived from commodity-linked swaps is not qualifying income. However, the IRS has issued a private letter ruling to the Fund in which the IRS concluded that income from certain commodity index-linked notes is qualifying income. Based on this ruling, the Fund will seek to gain exposure to the commodities markets primarily through investments in commodity index-linked notes. In addition, the IRS has issued a private letter ruling to the Fund in which the IRS concluded that income from the Subsidiary is qualifying income. Based on this ruling, the Fund will seek to gain commodities exposure and hedge fund exposure (which may include investments in the commodities sectors) through investments in the Subsidiary.

The tax treatment of commodity-linked notes and hedge fund-linked notes and other investments by the Fund may be affected by future legislation or Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions made by the Fund.

Management Risk

The Adviser has no prior experience managing a mutual fund. The ability of the Adviser to successfully implement the Fund's and the Subsidiary's investment strategies will influence the Fund's and the Subsidiary's performance significantly.

Index Risk

The Fund will have exposure to broad-based commodity and hedge fund indexes (e.g., S&P GSCI, HFRXEW). The sponsors of these indexes are under no obligation to continue the calculation and dissemination of the indexes. The sponsors of the indexes may at any time or from time to time modify the calculation or construction of the indexes. In addition, the sponsors of the indexes may discontinue or suspend the calculation or publication of the indexes. None of the index sponsors has any obligation or responsibility to the Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the Fund of any such modification, discontinuance or suspension.

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GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Acquired Fund Fees and Expenses are expenses incurred indirectly by a Fund as a result of the investments in shares of one or more "acquired funds," as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

The Alternative Strategies Blended Benchmark Index consists of S&P GSCI Light Energy Total Return (TR) Index (50%) and Hedge Fund Research Equal Weighted Strategies Index (50%).

The S&P GSCI Light Energy TR Index is a sub-index of the S&P GSCI Commodity Index ("S&P GSCI") and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The S&P GSCI Light Energy TR Index uses 1/4 of the S&P GSCI contract production weights for the energy components. The S&P GSCI Commodity Index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

The Hedge Fund Research Equal Weighted Strategies Index is calculated by equally weighting these eight hedge strategies with fixed weights for each strategy; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. You may not invest directly in either the S&P GSCI Light Energy Total Return (TR) Index or the Hedge Fund Research Equal Weighted Strategies Index, and, unlike the Fund, benchmark indices do not incur fees or expenses.

Commodity-linked derivatives are derivative instruments, the value of which is linked to the price movement of a commodity, including commodity futures and commodity options.

Defensive instruments include high quality fixed income securities and money market instruments. The Fund will use temporary defensive instruments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

A Derivative Instrument is a contract, such as an option or future, whose value is based on the performance of an underlying financial instrument.

Exchange-traded funds ("ETFs") are generally structured as investment companies and traded like traditional equity securities on a national securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index.

Exchange-traded notes ("ETNs") are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold like shares of stock on an exchange. However, ETNs have a different underlying structure. While ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing bank whereby the bank agrees to pay a return based on the target index less any fees. Essentially, these notes allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

Fixed Income Securities provide consistent interest or dividend payments. They include U.S. government securities. The fixed income securities in which the Fund may invest include corporate bonds and notes issued by U.S. and foreign issuers, U.S. and foreign government securities, mortgage-backed securities and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

Futures and options are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

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More Information About the Fund

A futures contract is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. Financial futures are futures contracts based on financial instruments, such as Treasury bonds, certificates of deposit, currencies or indexes.

Growth of capital is growth of the value of an instrument.

The HFRI Monthly Indices ("HFRI") are a series of benchmarks designed to reflect hedge fund industry performance by constructing equally weighted composites of constituent funds, as reported by the hedge fund managers listed within HFR Database. The HFRI range in breadth from the industry-level view of the HFRI Fund Weighted Composite Index, which encompasses over 2000 funds, to the increasingly specific-level of the sub-strategy classifications.

The HFRX Indexes are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a large universe of hedge fund strategies. Hedge Fund Research, Inc. ("HFR, Inc.") employs the HFRX Methodology, a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indexes. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as whether the fund is open to transparent fund investment and the satisfaction of the index manager's due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics.

Long-term total return refers to the change in value of an investment in shares of the Fund over time resulting from both growth of capital and income.

Illiquid securities are securities that cannot easily be sold within seven days by virtue of the absence of a readily available market or legal or contractual restriction on resale. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Money Market Instruments include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers' acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You may not invest directly in the S&P 500 Index, and, unlike the Fund, benchmark indices do not incur fees or expenses.

The S&P GSCI Commodity Index ("S&P GSCI") is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The combination of these attributes provides investors with a representative and realistic picture of realizable returns attainable in the commodities markets. Individual components qualify for inclusion in the S&P GSCI on the basis of liquidity and are weighted by their respective world production quantities. The principles behind the construction of the index are public and designed to allow easy and cost-efficient investment implementation. Possible means of implementation include the purchase of S&P GSCI-related instruments, such as the S&P GSCI futures contracts traded on the Chicago Mercantile Exchange or over-the-counter derivatives, or the direct purchase of the underlying futures contracts.

Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

Treasury inflation-protected securities or "TIPS," are U.S. Treasury securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

U.S. Government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality.

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While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

RISK TERMINOLOGY

Credit Risk: The risk that the issuer of certain securities in which the Fund invests might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the Fund's income might be reduced. If the issuer fails to pay principal, the Fund can lose money on the investment, and its share price may fall.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Interest Rate Risk: Fixed income securities are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The Fund's share price can go up or down when interest rates change because of the effect of the change in the value of the Fund's portfolio of fixed income securities.

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Fund Management

FUND MANAGEMENT

Manager. SunAmerica supervises the daily business affairs of the Fund and the Subsidiary and provides various administrative services to the Fund. SunAmerica has delegated portfolio management responsibilities for the Fund and the Subsidiary to the Adviser.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $40.5 billion as of December 31, 2009. In addition to managing the Fund, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust. Pursuant to an Investment Advisory and Management Agreement the Fund will pay SunAmerica a management fee at the annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2009, the Fund paid SunAmerica a management fee of 1.00%.

A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory and Management Agreement and Subadvisory Agreement of the Fund is available in the Fund's semi-annual report to shareholders for the period ending April 30, 2009.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Fund in the amounts set forth in the Fund's SAI and as described in the footnotes to the Expense Table of this Prospectus. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to the Fund's investors. Further, any waivers or reimbursements made by SunAmerica (except for the management fee waiver relating to the Subsidiary) are subject to recoupment from the Fund within the previous two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund's financial statements.

As discussed under "Investment Strategies and Techniques" above, the Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary to SunAmerica. This waiver may not be terminated by SunAmerica and will remain in effect for as long as SunAmerica's contract with the Subsidiary is in place.

Please see additional information on the distribution-related payments made by SunAmerica under "Distributor" on page 31.

Adviser. Pelagos was organized in August 2005 under the laws of Delaware and its principal offices are at One International Place, Boston, MA 02110. The Fund and the Subsidiary are managed by a team of investment professionals who are employed by the Adviser.

The Adviser is responsible for portfolio management for the Fund and the Subsidiary, selection of broker-dealers and negotiation of commission rates for the Fund and the Subsidiary. SunAmerica may terminate any agreement with the Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated advisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated advisers for new or existing Funds, change the terms of particular agreements with unaffiliated advisers or continue the employment of existing unaffiliated advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with an adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any adviser changes. The order also permits the Fund to disclose the Adviser's fees only in the aggregate for the Fund.

Pursuant to a Subadvisory Agreement with respect to the Fund, SunAmerica will pay Pelagos a subadvisory fee at the annual rate of 0.40% of average daily net assets of the Fund. Pursuant to a Subadvisory Agreement with respect to the Subsidiary, SunAmerica will pay Pelagos a subadvisory fee at the annual rate of 0.40% of average daily net assets of the Subsidiary. Pelagos has contractually agreed to waive the subadvisory fee it receives from SunAmerica with respect to the Fund in an amount equal to the subadvisory fee paid by SunAmerica to Pelagos with respect to the Subsidiary. This waiver may not be terminated by Pelagos and will remain in effect for as long as Pelagos' contract with the Subsidiary is in place. For the fiscal year ended October 31, 2009, SunAmerica paid Pelagos a subadvisory fee of 0.40%.

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The Fund is managed by the Adviser's team of portfolio managers led by Stephen P. Burke. Additional Information about the portfolio managers' compensation, other accounts under management and ownership of the Fund's shares is contained in the SAI. The portfolio managers are described below:

Stephen P. Burke, CIO
Managing Director

Mr. Burke is a co-founder and Managing Partner of Pelagos Capital Management, LLC and is the firm's Chief Executive Officer and Chief Investment Officer. Prior to founding Pelagos, Mr. Burke worked at State Street Global Advisors ("SSgA") for ten years during which time he was the Senior Global Strategist, Head of Global Strategic Asset Allocation, and Head of Taxable Fixed Income. Mr. Burke has over twenty-five years of capital market knowledge highlighted by extensive experience managing asset allocation and fixed income portfolios for institutions and individual investors. Mr. Burke earned a B.S. from the Carroll School of Management at Boston College.

John C. Pickart, CFA
Senior Portfolio Manager

Mr. Pickart is a co-founder and Partner of Pelagos Capital Management, LLC and a Senior Portfolio Manager. Prior to founding Pelagos, Mr. Pickart worked at SSgA for five years where he managed the U.S. Small Cap and Special Equities Strategies in the firm's Global Fundamental Strategies Group. Mr. Pickart has over twenty-four years of capital market experience highlighted by management of a Morningstar 4-Star fund as well as small and mid-cap equity portfolios. Mr. Pickart has extensive analytic experience in the energy, materials, and financial sectors. Mr. Pickart has managed growth and value equity strategies. Mr. Pickart earned a M.B.A. from the University of Chicago Graduate School of Business and a B.S. from the University of Tampa. Mr. Pickart has earned the CFA designation.

Wayne D. Ryan, CAIA
Portfolio Associate

Mr. Ryan is a Portfolio Associate and Structured Product Analyst for Pelagos Capital Management, LLC. Mr. Ryan began his career at Pelagos as an intern in 2006 and became a Portfolio Associate and Structured Product Analyst in May 2008. Mr. Ryan attended the Carroll School of Management at Boston College from 2004 to 2006, where he earned an M.B.A. Prior to attending graduate school, Mr. Ryan worked as a proprietary equity trader. Mr. Ryan earned an A.B. from Harvard College and has earned the Chartered Alternative Investment Analyst designation.

Distributor. SACS distributes the Fund's shares. SACS, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Fund's Class A and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of the Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds

31

Fund Management

managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Fund's Class A and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase the Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution's Website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. SunAmerica Fund Services, Inc. ("SAFS" or the "Servicing Agent") assists the Fund's transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares of the Fund.

SunAmerica, the Distributor and the Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

32

Financial Highlights

The Financial Highlights table for the Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, for the period ended October 31, 2009. The report of PricewaterhouseCoopers, LLP, along with each Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

Period Ended	Net Asset Value beginning of period	Net Invest- ment income(1)	Net gain (loss) on investment (both realized and unrealized)	Total from invest- ment operations	Dividends from net Invest- ment income	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expense to average net assets(3)(4)	Ratio of net investment income to average net assets(3)(4)	Portfolio Turnover
	SUNAMERICA ALTERNATIVE STRATEGIES FUND#
	Class A
11/04/08@– 10/31/09	$10.00	$0.00	$0.22	$0.22	$—	$—	$—	$10.22	2.20%	$235,868	1.72%	0.02%	51%
	Class C
11/04/08@– 10/31/09	$10.00	$(0.03)	$0.19	$0.16	$—	$—	$—	$10.16	1.60%	$19,728	2.37%	(0.34)%	51%
	Class W
11/04/08@– 10/31/09	$10.00	$0.04	$0.21	$0.25	$—	$—	$—	$10.25	2.50%	$11,877	1.52%	0.50%	51%

#  Consolidated; See Note 2 to the Fund's annual report for additional information.

@  Commencement of operations.

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.

(3)  Annualized.

(4)  Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

10/31/09(3)
SunAmerica Alternative Strategies Fund Class A	0.24%
SunAmerica Alternative Strategies Fund Class C	0.40
SunAmerica Alternative Strategies Fund Class W	0.68

33

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to

www.sunamericafunds.com

2

Under the "Shareholder Services" section, click on the "Go Paperless" link.

3

Fill out the appropriate information including the email address to which you would like your information sent.

4

Click "Submit" —

It's that easy!

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For More Information

The following documents contain more information about the Fund and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Funds is contained in the financial statements and portfolio holdings in the Funds' annual and semi-annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information. The SAI contains additional information about the Trust's policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Fund by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www sunamericafunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our web site at www.sunamericafunds.com and click on "Shareholder Services and Account Information."

•  View your account and portfolio balance(s)

•  View the transaction history of your account(s)

•  See the net asset value of the Fund(s) you own

•  Perform financial transactions (some limitations apply)

•  Update account information (some limitations apply)

•  Access year-to-date tax summary information

•  View the dealer information on your account(s)

For Broker/Dealers: You can view your clients' account information online by visiting our web site at www.sunamericafunds.com and clicking on the "Financial Professionals" link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and annual reports by visiting our web site at www.sunamericafunds.com and clicking on "Shareholder Services and Account Information," and then the "Go Paperless" option to complete the consent form. Why Go Paperless?

•  Immediate receipt of important Fund information

•  Elimination of bulky documents from personal files

•  Reduction of the Fund's printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Fund. All personal information is encrypted and is completely secure.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Fund is available on the EDGAR Database on the SEC's web-site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

Distributed by:

SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

www.sunamericafunds.com

ALTPR-2/09

SUNAMERICA SPECIALTY SERIES

2015 HIGH WATERMARK FUND

2020 HIGH WATERMARK FUND

(CLASS A AND C SHARES)

Statement of Additional Information

dated February 26, 2010

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Specialty Series (the “Trust”) is a mutual fund consisting of four funds, two of which are currently offered to shareholders through this Statement of Additional Information (“SAI”):  2015 High Watermark Fund and 2020 High Watermark Fund (each a “Fund” and, collectively, the “Funds”).  The Funds have identical investment goals and investment strategies, but each has a different Protected Maturity Date.  This SAI relates only to Class A and Class C shares of each fund.

This SAI is not a Prospectus, but should be read in conjunction with the Fund’s Prospectus dated February 26, 2010 (the “Prospectus”).  The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus.  The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus.  Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.  You may request a copy of the Annual Report at no charge by calling (800) 858-8850.

Class	2015 High Watermark Fund: Ticker Symbols	2020 High Watermark Fund: Ticker Symbols
Class A Shares	HWFAX	HWKAX
Class C Shares	HWFCX	N/A

i

ii

THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003.  The Trust consists of four series, two of which are currently offered to shareholders through this SAI:  2015 High Watermark Fund and 2020 High Watermark Fund.  On November 30, 2004, the Board of Trustees of the Trust authorized the offering of Class I shares for the Funds.  Each Fund offers three classes of shares - Class A, Class C and Class I shares.

On September 26, 2005, the Board of Trustees (the “Board”) authorized the establishment of the Long Horizon Fund and Short Horizon Income Fund, which commenced offering on December 27, 2005.  On March 6, 2007, the Board approved the liquidation of the Long Horizon Fund.  On April 19, 2007, the Long Horizon Fund was liquidated.  On October 1, 2007, the Board approved the liquidation of the Short Horizon Income Fund.  On October 22, 2007, the Short Horizon Income Fund was liquidated.  On March 5, 2008 the Board approved the liquidation of the 2010 High Watermark Fund as a result of circumstances that gave rise to an Early Fund Termination, as described in the Prospectus, and on April 21, 2008, this Fund was liquidated effective February 2010.

Effective February 26, 2010, the name of the trust was changed from “AIG Series Trust” to “SunAmerica Specialty Series”.

All of the Funds are diversified within the meaning of the 1940 Act.  SunAmerica Asset Management Corp. (“SunAmerica”) serves as investment manager for all of the Funds.  As described in the Prospectus, SunAmerica has retained Trajectory Asset Management LLC (“Adviser” or “Trajectory”) to provide advisory services to the Funds.

INVESTMENT OBJECTIVES AND POLICIES

The investment goals and policies of each Fund are described in the Prospectus.  Certain types of securities in which each Fund may invest and certain investment practices each Fund may employ, which are described in the Prospectus, are discussed more fully below.  Each Fund’s investment goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

Unless otherwise specified, each Fund may invest in the following securities.  The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Master Agreement. Each Fund undertakes (the “Payment Undertaking”) that on the Protected Maturity Date each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for an amount no less than the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution (“Protected High Watermark Value”).  Thus, after the payment of each dividend or distribution, a new Protected High Watermark Value is established to the extent of any subsequent appreciation and decreased in respect of subsequent dividends, distributions and any extraordinary expenses.  The Payment Undertaking is backed by the Master Agreement between the Trust, on behalf of the Funds and

1

Prudential Global Funding, Inc. (“PGF”), under which PGF will pay to each Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund’s Protected Maturity Date, provided certain conditions are met.

The terms of the Master Agreement prescribe certain investment parameters within which the Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement.  Accordingly, the Master Agreement could limit the Adviser’s ability to alter the allocation of fixed income and equity exposures in response to changing market conditions.  The terms of the Master Agreement could require the Fund to liquidate an equity futures position when it otherwise would not be in the shareholders’ best interests or at a time when the Adviser otherwise would not recommend doing so.

Investments Restrictions under Master Agreement.  To avoid losing the benefits of the Master Agreement, the Fund is subject to conditions of the Master Agreement that require the Adviser to make investment allocation decisions based on mathematical formulae and within certain investment parameters.  This limitation is designed to reduce, but does not eliminate, the risk that the Fund’s assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on the Protected Maturity Date.  Accordingly, the Master Agreement could limit the Adviser’s ability to respond to changing market conditions during the Investment Period.  If the Adviser fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Master Agreement, PGF may terminate the Payment Undertaking, exercise its right to instruct the Adviser to immediately allocate the Fund’s assets entirely to fixed income securities or deliver to the Fund’s custodian instructions requiring the custodian to immediately allocate all of the Fund’s assets to fixed income securities.  If PGF were to exercise the right to have all of the Fund’s assets invested in fixed income securities, the Fund’s ability to participate in upward equity market movements could be eliminated.

Risk of Default.  If the closing NAV of a Fund is less than the Fund’s Protected High Watermark Value, a shareholder’s ability to receive the Protected High Watermark Value depends on the financial condition of PGF and Prudential Financial.  The Master Agreement is an obligation that runs solely to the Funds, not to the Funds’ shareholders, and shareholders would not be expected to have any recourse against PGF under the Master Agreement.  The Master Agreement is solely an obligation of PGF and Prudential Financial.  Consequently, an investment in the Fund involves a risk of loss if the Fund’s investment strategy is otherwise unsuccessful and PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, under the Master Agreement.  In this event, the Fund’s Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty.  However, the Board is under no obligation to replace PGF or otherwise find a substitute provider.  In such circumstances, shareholders could receive an amount less than the Protected High Watermark Value.  No entity or person other than Prudential Financial is obligated to make up any shortfall in the event PGF defaults on its obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date.  PGF may also assign its obligations under the Master Agreement to an affiliate, provided that Prudential Financial guarantees the obligations of the affiliate.  PGF may only assign its obligations under the Master Agreement to a non-affiliate if the Board and the Adviser have consented to the assignment.

The availability of the Payment Undertaking on the Protected Maturity Date is conditioned upon the Fund satisfying its obligations under the Master Agreement.  Should the Fund fail to satisfy its

2

obligations under the Master Agreement, PGF may be permitted to terminate the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists on the Protected Maturity Date.  In addition, the availability of the Master Agreement on the Protected Maturity Date is conditional upon the Adviser and the Fund’s custodian providing certain information to PGF.  If the Adviser or the custodian fails to provide this information, PGF may require the Fund to invest exclusively in fixed income securities, which will eliminate the Fund’s ability to participate meaningfully in upward equity market movements.

Early Fund Termination.  The Board of Trustees of the  Trust may at anytime determine to liquidate a Fund, particularly if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  Because early liquidation in this circumstance would involve returning to shareholders the then-current NAV for their shares rather than the Protected High Watermark Value, the Board would consider the relationship between the two amounts in making its determination.

PGF may determine to liquidate a Fund if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  However, PGF may not liquidate a Fund for this reason without honoring its obligations to protect the High Watermark Value.

Risk of Default of PGF and Prudential Financial.  It is possible that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. The Master Agreement is solely the obligation of PGF and Prudential Financial. Consequently, an investment in the Fund involves a risk of loss if PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations under the Master Agreement. In this event, the Fund’s Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty. However, the Board may not be able to locate a replacement counterparty and is under no obligation to do so. In these circumstances, shareholders could receive an amount less than the Protected High Watermark Value. No entity or person is obligated to make up any shortfall in the event PGF and Prudential Financial default on their obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date. The Master Agreement is an obligation that runs solely to the Funds, not to the Funds’ shareholders, and shareholders would not be expected to have any recourse against PGF or Prudential Financial under the Master Agreement. The audited financial statements of PGF and Prudential Financial are available free of charge upon request by calling the Trust at (800) 858-8850.

U.S. Government Securities.  Each Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance.  Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government.  These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government.  All of the foregoing are referred to collectively as “U.S. government securities.”  Securities issued or guaranteed by agencies or instrumentalities are supported by:  (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer.  No assurance

3

can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law.  In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated either AAA by S&P or Aaa by Moody’s Investors Service (“Moody’s”), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody’s has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody’s, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody’s. Holdings of long-term securities issued by agencies or instrumentalities may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations in the event of an Early Closure Condition, as discussed in the Prospectus. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury. Short term securities held by the Funds will be issued by issuers rated in the highest rating categories by S&P or Moody’s.

The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value.  In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s NAVs will be affected by those fluctuations.

4

Zero-Coupon Securities Issued by the U.S. Treasury and other Government-Sponsored Entities. The Funds may invest in zero-coupon securities issued by the U.S. Treasury. In addition, the Funds may invest in zero-coupon bonds issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and other government-sponsored entities. Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated either AAA by S&P or Aaa by Moody’s Investors Service (“Moody’s”), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody’s has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody’s, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody’s. Zero-coupon U.S. government securities are: (i) securities issued or guaranteed by the U.S. Treasury or other government-sponsored agency or instrumentality that have been stripped of their unmatured interest coupons and receipts; (ii) certificates representing interest in such stripped debt obligations or coupons; or (iii) zero-coupon government securities that are originally issued at a discount from their face value (original issue zeros). Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon security held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell securities to maintain liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

Initially the Funds will hold a fixed income portfolio consisting primarily of zero-coupon and coupon-bearing government securities maturing within one year of the Funds’ respective Protected Maturity Dates, but no later than 5 days prior to the Funds’ Protected Maturity Dates, and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.  The Fund will not purchase zero-coupon securities in the form of collateralized mortgage obligations.

Coupon Bearing U.S. Government Securities.  Each Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, are guaranteed by the U.S. government to be paid in full.

5

STRIPS.  In addition to the U.S. government securities discussed above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities.  The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).  Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.  Bonds issued by the Resolution Funding Corporation (“REFCORP”), the Financing Corporation (“FICO”), and certain other government-sponsored entities can also be separated in this manner.

Money Market Instruments.  The following is a brief description of the types of U.S. dollar denominated money market securities in which the Funds can invest.  Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities.  They must be rated in the highest rating categories by Moody’s or S&P, or other rating organizations whose ratings are described in the Appendix.  They may have fixed, variable or floating interest rates, but a Fund will not invest in any instrument that will mature after its Protected Maturity Date.  The Funds may invest in the following money market instruments:

U.S. Government Securities.  These include obligations issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities, described above.

Bank Obligations.  The Fund can buy time deposits, certificates of deposit and bankers’ acceptances.  They must be obligations issued or guaranteed by a domestic bank  (including  a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion.  “Banks” include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

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Commercial  Paper.  The Funds can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody’s or other rating organizations.  If the paper is not rated, it may be purchased if the Adviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation.  A Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality.  This includes commercial paper that is rated in the two highest categories by S&P and by Moody’s.

The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

Borrowing.  As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  While the Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market.  Borrowing by a Fund will involve special risk considerations.  Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Repurchase Agreements.  Each Fund may enter into repurchase agreements involving securities issued by the U.S. government or agencies or instrumentalities thereof and with selected banks and securities dealers whose financial condition is monitored by the Adviser.  In these agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price.  The period of maturity is usually quite short, either overnight or a few days, but no longer than seven days.  The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security.  Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest.  However, a Fund may collateralize the amount of the transaction at 100% if the collateral is cash.  The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral.  If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.  A Fund will not invest in repurchase agreements maturing in more than seven days.

When-Issued and Delayed-Delivery Securities.  Each Fund may purchase or sell securities on a “when-issued” or “delayed-delivery” basis.  “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.  While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable.  At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund.  When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for

7

the securities take place at a later date.  During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction.  Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price.  A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made.  A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction.  Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous.  If a Fund chooses:  (i) to dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value).

To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage.  A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date.  In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its Fund on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, a Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Loans of Portfolio Securities.  Consistent with applicable regulatory requirements, each Fund may lend securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 100% of the market value, determined daily, of the loaned securities.  In lending its securities, a Fund receives income while retaining the securities’ potential for capital appreciation.  The advantage of these loans is that a Fund continues to receive the interest on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of securities will only be made to firms deemed by the Adviser to be creditworthy.  On termination of the loan,

8

the borrower is required to return the securities to a Fund and any gain or loss in the market price of the loaned security during the loan would inure to the Fund.  Each Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.  In addition, the Fund is subject to the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, and the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower the amount of collateral posted.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan.

Interfund Borrowing and Lending Program.  The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Special Risk Factors.  In the case of bank obligations not insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, a Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest.  A Fund’s investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities.

Futures Contracts.  The Funds may invest in S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange (CME).  The Funds use S&P 500 Index futures contracts to generate equity market exposures.  By buying and rolling these contracts and holding them together with high grade fixed income securities, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.  By holding futures contracts, rather than shares of stock, the

9

Funds seek to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.  The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

While the use of S&P 500 Index futures contracts by the Funds can amplify a gain, it can also amplify a loss.  This loss can be substantially more money than the initial margin posted by the Funds pursuant to the contracts.  In addition, although the Funds intend to purchase or sell futures contracts on the CME where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a future investment position when it wanted to do so.

Upon entering into a futures contract, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”).  The initial margin payment will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however, the futures broker can gain access to that account only under specified conditions.  As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

Position limits also apply to futures.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.  Due to requirements under the 1940 Act, when a Fund purchases a future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission (“CFTC”) and/or the National Futures Association on behalf of each Fund, each Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and is not subject to registration or regulation as such under the CEA.  Pursuant to the same rule adopted by the CFTC, there are no limitations on the amount of futures trading in which each Fund can engage.

Put and Call Options on Securities Indices.  Each Fund may invest in put and call options in S&P 500 Cash Index option contracts listed on the Chicago Board of Options Exchange (“CBOE”) and the CME, as well as put and call options on S&P 500 Index futures listed on the CBOE and the CME.  Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities.  When a Fund buys a call on a securities index, it pays a premium.  During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call.  That cash payment is equal to the difference between the closing

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price of the index and the exercise price of the call times a specified multiple (the “multiplier”), which determines the total dollar value for each point of difference.  When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put.  That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio.  If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.  If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract.  For example, where a decrease in the value of the Fund’s portfolio is anticipated as a result of a projected market-wide decline, a Fund could, in lieu of selling a futures contract, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option.  If the market decline does not occur, the Fund will suffer a loss equal to the price of the put.  Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on futures, rather than purchasing the underlying futures contract.  If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.  However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Other Derivatives Strategies.  In the future, each Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with a Fund’s investment objective and legally permissible.

Short Sales.  Each Fund may engage in short sales in S&P 500 Index call options listed on the CBOE and options on S&P 500 Index futures traded on the CME.  A short sale is the sale of an investment that a Fund does not own or any sale that is consummated by the delivery of an investment borrowed by, or for the account of, the Fund.  In order to deliver the investment to the purchaser, the Fund will borrow the investment, typically from a broker-dealer or an institutional investor.  The Fund later closes out the position by purchasing equivalent investments on the open market, or by using an equivalent investment it already owned, and returning the investment to the lender.  The price at such time may be more or less than the price at which the investment was sold by the Fund.  Until the investment is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.  To borrow the investment, the Fund

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also may be required to pay a premium, which would increase the cost of the investment sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed investment, the Fund will either (A) segregate and maintain daily, cash or liquid investments, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the investment sold short, or (B) hold an offsetting long position in the same security equal to the amount of the investment sold short.  A Fund will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Fund replaces the borrowed investment. A Fund will realize a gain if the investment declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in an investment.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.  In these transactions, the Fund sells a security or commodities contract it does not own in anticipation of a decline in the market value of the security or commodities contract. To complete the transaction, the Fund must borrow the security or commodities contract to make delivery to the buyer. The Fund is obligated to replace the security or commodities contract borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security or commodities contract was sold by the Fund, which would result in a loss or gain, respectively.

A Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

The SEC and financial industry regulatory authorities in other countries have recently imposed prohibitions and restrictions on short sales transactions.  These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Adviser to sell securities short on behalf of the Fund.

Recent Market Events.  The fixed income recently experiencing a period of extreme volatility which  negatively affected market liquidity. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns  expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments experienced (and some continue to experience)  liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yield to decline, and putting additional downward pressure

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on the prices of other securities. Such events  have had and may continue to have an adverse effect on the Funds, particularly by reducing the Funds’ ability to maintain equity market exposures.

Government Intervention in Financial Markets.  Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. SunAmerica will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Portfolio Turnover. A Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year.

The significant reduction in the portfolio turnover rate of the 2020 High Watermark Fund in the fiscal year ended October 31, 2009 as compared to the fiscal year ended October 31, 2008 is attributable to lower transaction volume in the Fund’s bond portfolio during the fiscal year ended October 31, 2009..

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities.  A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.  Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any

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applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, no Fund may:

1.                                       issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                                       concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                       buy or sell commodities or commodity contracts (except financial futures and Options on financial futures as described under “Investment Objectives and Policies” above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

4.                                       act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

5.                                       purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

6.                                       make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional restrictions are not fundamental policies and may be changed by the  Board without a shareholder vote.  Each Fund may not:

1.                                       purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make initial and variation margin payments in connection with futures and options transactions;

2.                                       make investments for the purpose of exercising control or management;

3.                                       invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable

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in securities markets either within or without the United States.  Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities; and

4.                                       invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.”  Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
DISINTERESTED TRUSTEES
Jeffery S. Burum DOB: February 27, 1963	Trustee	2004 to Present	Founder and Chairman of National Community Renaissance (1993 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to Present).	29	Director, Diversified Pacific Opportunity Fund I, LLC (2008 to present); Director, Vandalia Heritage Foundation (1998 to present)
Dr. Judith L. Craven DOB: October 6, 1945	Trustee	2004 to Present	Retired	78	Director, Belo Corp. (1992 to Present); Director, Sysco Corporation (1996 to Present).
William F. Devin DOB: December	Trustee	2004 to Present	Retired	78	Director, Boston Options Exchange

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Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
30, 1938					(2001 to Present).
Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	2004 to Present	Attorney, solo practitioner	39	Director, North European Oil Royalty Trust (1996 to Present).
Stephen J. Gutman DOB: May 10, 1943	Trustee	2004 to Present	Vice President, Corcoran Group (Real Estate) (2003 to Present); President and Member of Managing Directors, Beau Brummell-SoHo LLC (licensing of menswear specialty retailing and other activities) (1988 to 2006).	39	None
William J. Shea DOB: February 9, 1948	Trustee	2004 to Present	Managing Partner, DLB Capital LLC (Private Equity) (2006 to Present)	39

Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001); Executive Chairman, Lucid, Inc. (2007 to Present); Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to Present); Director, Boston Private Financial Holdings (2004 to Present). Chairman, Demoullas Supermarkets (1999 to Present).

INTERESTED TRUSTEE
Peter A. Harbeck(4) DOB: January 23, 1954	Trustee	2004 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	87	None

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OFFICERS

John T. Genoy DOB: November 8, 1968	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President SunAmerica (2003 to Present); Chief Operating Officer (2006 to Present).	N/A	N/A
Donna M. Handel DOB: June 25, 1966	Treasurer	2004 to Present	Senior Vice President, SunAmerica (2004 to Present)	N/A	N/A
James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006)	N/A	N/A
Gregory N. Bressler DOB: November 17, 1966	Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management (2004 to 2005).	N/A	N/A
Cynthia A. Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer	2004 to Present	Vice President, SunAmerica (2002 to Present); Chief Compliance Officer, SunAmerica (2002 to 2006).	N/A	N/A
Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2004 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A
Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2004 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present); Vice President and Associate General Counsel, SunAmerica (2002 to 2005),	N/A	N/A
Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006); CCO, Credit Suisse	N/A	N/A

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Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).

(1)          Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed on page 23.

(2)          The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica.  The “fund complex” includes the Trust (3 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”) (2 funds), SunAmerica Equity Funds (“SAEF”) (3 funds), SunAmerica Income Funds (“SAIF”) (5 funds), SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund), SunAmerica Focused Series, Inc. (“Focused”) (14 portfolios), Anchor Series Trust (“AST”) (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), VALIC Co. I (33 portfolios) and VALIC Co. II (15 portfolios), SunAmerica Series Trust (35 portfolios), Season Series Trust (24 portfolios), and Brazos Mutual Funds (4 portfolios).

(3)          Directorships of Companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)          Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of SACS.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust.  Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica.

The Board of Trustees has established four committees:  Audit Committee, Nomination and Compensation Committee, Ethics Committee and Governance Committee.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees.  The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm.  The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Burum, Devin, Eisenstat, Gutman, Shea and Dr. Craven. Messrs. Shea, Eisenstat and Gutman each receive $2,500 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)(1), AST and SASFR.   Mr. Devin and Dr. Craven receive $1,666.66 per meeting for serving on the Audit Committees of SAMF and SASFR and Mr. Burum receives $1,666.66 for serving on the Audit Committees of SAMF(2). Mr. Shea also receives a $5,000 annual retainer for serving as the Chairman of the Audit Committees. The Audit Committee met  five times during the fiscal year ended October 31, 2009.

The Nomination and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board

(1)          SAMF consists of the Trust, SAEF, Focused, SAIF and SAMMF .

(2)          Dr. Craven, Mr. Devin and Mr. Burum are not trustees of AST and Mr. Burum is not a director of SASFR.

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between shareholders’ meetings.  The Nominating Committee will consider candidates proposed by shareholders for election as Trustees.  The members of the Nominating Committee are Messrs. Devin, Gutman and Shea, with Mr. Gutman serving as Chairman.  Mr. Gutman receives a $1,500 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin and Mr. Shea each receive a $1,000 annual retainer for serving as a member of the Nominating Committees of SAMF, AST (Mr. Shea only) and SASFR. Mr. Devin and Mr. Shea also receive $500 per scheduled meeting ($250 for telephonic meetings) and Mr. Gutman, as Chairman, receives $600 per meeting ($300 per telephonic meeting).  The Nominating and Compensation Committee met two times during the fiscal year ended October 31, 2009.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Funds’ Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation.  The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate.  The members of the Ethics Committee are Messrs. Burum Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman.  Dr. Craven receives a $1,500 annual retainer for serving as Chairman of the Ethics Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Ethics Committees of SAMF, AST (Mr. Shea and Mr. Gutman only) and SASFR (Mr. Gutman and Mr. Shea only).  Messrs. Burum, Gutman and Shea each receive $500 per scheduled meeting ($250 for telephonic meeting) and Dr. Craven, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Ethics Committee met one time during the fiscal year ended October 31, 2009.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board.  The members of the Governance Committee are Messrs. Burum, Gutman, Devin and Shea, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,500 annual retainer for serving as Chairman of the Governance Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Governance Committees of SAMF, AST (Mr. Gutman and Mr. Shea only) and SASFR (Mr. Gutman and Mr. Shea only).  Messrs. Burum, Gutman and Shea each receive $500 per scheduled meeting ($250 for telephonic meeting) and Mr. Devin, as Chairman, receives $600 per meeting ($300 per telephonic meeting).  The Governance Committee met one time during the fiscal year ended October 31, 2009.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2009.

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DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Jeffery S. Burum	None	$100,001-$500,000
Dr. Judith K. Craven	None	None
William F. Devin	None	$100,001-$500,000
Samuel M. Eisenstat	None	$10,001-$50,000
Stephen J. Gutman	None	$1-$10,000
William J. Shea	None	None

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Peter A. Harbeck	None	$500,001-$1,000,000

Includes SAMF, FGF , FGI, ASI and SASFR.

Trustee Compensation

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors.  Specifically, each Disinterested Trustee of SAMF receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $49,500 in annual compensation ($74,250 in annual compensation for the Chairman of the Board).  Each Disinterested Trustee of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman of the Board).  Each Disinterested Trustee of SASFR receives $900 for each quarterly meeting attended ($1,350 for the Chairman of the Board) and $3,600 in annual compensation ($5,400 for the Chairman of the Board).  Each Disinterested Trustee of AST receives $20,000 in annual compensation ($30,000 in annual compensation for the Chairman of the Board).  Each Disinterested Director of FGF and FGI also receives an annual amount of $5,250 ($7,875 for the Chairman of the Board) per fund.

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees  The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)(1) or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an “Eligible Trustee”).  Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

SAMF, AST and SASFR have adopted the Retirement Plan.

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As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds.  An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things:  (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

Prior to December 31, 2008, the active Participants (Dr. Craven and Messrs. Devin, Eisenstat and Gutman) elected to receive a distribution of their entire Retirement Plan account balance in 2009 pursuant to the amendments to the Retirement Plan described above. In January 2009, these account balances were paid to the active Participants as follows: Dr. Craven, $137,686 (Participant since 2006; Director/Trustee in Fund Complex since 2001); Mr. Devin, $263,092 (Participant since 2003, Director/Trustee in Fund Complex since 1998); Mr. Eisenstat, $725,345 (Participant since 1995; Director/Trustee in Fund Complex since 1985); and Mr. Gutman, $701,239 (Participant since 1994; Director/Trustee in Fund Complex since 1984).  As a result, such active Participants will not be entitled to any future payments (annual or otherwise) under the Retirement Plan.  Mr. Burum and Mr. Shea were not eligible Participants in the Retirement Plan and, therefore, had no accrued balances as of December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended October 31, 2009.  Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.

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COMPENSATION TABLE

TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	TOTAL COMPENSATION FROM REGISTRANT AND FUND COMPLEX PAID TO DIRECTORS/ TRUSTEES*
Judith L. Craven ***	$6,516	$235,492
William F. Devin ***	5,708	261,800
Samuel M. Eisenstat	9,040	192,050
Stephen J. Gutman	6,384	136,400
Jeffrey S. Burum ***	6,711	105,167
William J. Shea	6,423	137,200

*   Information is as of October 31,2009 for the investment companies in the complex that pay fees to these Trustees.  The investment companies are the SAMF, FGF, FGI, AST, SASFR, VALIC Company I and VALIC Company II.

***  Mr. Devin and Dr. Craven are also Trustees of VALIC Company I and VALIC Company II.  Mr. Burum, Mr. Devin, and Dr. Craven are not Trustees of AST.  Mr. Burum is not a Director of SASFR.

As of January 29, 2010, the Trustees and officers of the Fund owned in the aggregate less than 1% of each series and each class of each series’ total outstanding shares.

A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund. [The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’ shares outstanding as of January 29, 2010:

Fund Name and Class	Holder and Address	Percentage Owned
2015 High Watermark Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attention: Service Team Sec#97ME8 4800 Deer Lake Drive East 2nd Floor Jacksonville FL 32246-6484	8.28%
2020 High Watermark Class A	Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attention: Service Team Sec#97ME8 4800 Deer Lake Drive East 2nd Floor Jacksonville FL 32246-6484	8.09%

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2020 High Watermark Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attention: Service Team Sec#97ME8 4800 Deer Lake Drive East 2nd Floor Jacksonville FL 32246-6484	5.32%

MANAGER, ADVISER, PERSONAL SECURITIES TRADING,
DISTRIBUTOR AND SERVICING AGENT

SunAmerica Asset Management Corp.

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated June 3, 2004 (the “Advisory Agreement”) with the Trust, on behalf of each Fund.  The Advisory Agreement was most recently approved by the Board of Trustees on August 25, 2009 to continue in effect until August 31, 2010.  SunAmerica is an indirect wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”).  As of December 31, 2009, SunAmerica managed, advised and/or administered assets of approximately $40.5.

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the U.S. and abroad.  On March 4, 2009, AIG, the ultimate parent of SunAmerica, SACS and SAFS, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.9% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

Under the Advisory Agreement, SunAmerica provides various administrative services and supervises the business affairs of each Fund, subject to general review by the Trustees.  SunAmerica has delegated portfolio management to the Adviser.

SunAmerica has retained the Adviser to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated June 3, 2004, as amended (the “Subadvisory Agreement”), which was most recently approved by the Board of Trustees on August 25, 2009 to continue in effect until August 31, 2010.  Retention of the Adviser in no way reduces the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

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Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or cause to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Funds, each Fund will pay SunAmerica a management fee at the annual fee of 0.65% of average daily net assets.  If a Fund’s portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the Investment Period.

Advisory Fees

The following table sets forth the total advisory fees incurred by each Fund pursuant to the Advisory Agreement for the fiscal years ended October 31, 2009, 2008 and 2007.

FUND	2009	2008	2007
2015 High Watermark Fund	$1,533,249	$1,338,919	$1,095,800
2020 High Watermark Fund	$443,731	$460,967	$425,641

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below.

	Annual Total Fund Operating Expenses (as a percentage of average daily net assets)
Fund Name	Class A	Class C
2015 High Watermark Fund	1.65%	2.30%
2020 High Watermark Fund	1.65%	2.30%

These fee waivers and expense reimbursements will continue indefinitely, unless terminated by the Board of Trustees, including a majority of the trustees who are deemed to be “interested persons” of the Trust, as defined under section 2(a)(19) of the 1940 Act (“Independent Trustees”).  For purposes of the Expense Limitation Agreement, Total Annual Fund Operating Expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

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SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors.  These waivers may be discontinued without notice to shareholders.  Further, any waivers or reimbursements made by SunAmerica with respect to a Fund are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.  The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund’s financial statements.  At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The following table sets forth the expense reimbursements made to the Funds by SunAmerica for the fiscal years ended October 31, 2009, 2008 and 2007.

Expense Reimbursements

2009

Fund	Class A	Class C
2015 High Watermark Fund	$292,908	$239,962
2020 High Watermark Fund	$91,105	$42,290

2008

Fund	Class A	Class C
2015 High Watermark Fund	$46,067	$32,247
2020 High Watermark Fund	$64,823	$29,895

2007

Fund	Class A	Class C
2015 High Watermark Fund	$86,869	$39,004
2020 High Watermark Fund	$69,596	$29,725

Adviser

The Funds are subadvised by Trajectory Asset Management LLC, located at 150 East 52nd Street, New York, NY 10022, which is responsible for investment decisions for the Funds.  The Adviser was retained by SunAmerica to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated June 3, 2004 (the “Subadvisory Agreement”), which was most recently approved by the Board of Trustee for an additional term of one-year on August 25 2009.

The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates.

For work performed as the subadviser to the Funds, the Adviser shall receive forty-three percent (43%) of the net management fee. The term “net management fee” means the gross management fee

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less any fund waivers and/or reimbursement made by SunAmerica. The subadvisory fee will be calculated on the Fund-level and not by aggregating fees on a Trust-level.  Effective as of September 1, 2006 until October 31, 2007, SunAmerica agreed to pay the Adviser a minimum annual fee (the “Minimum Fee”) equal to the percentage of each Fund’s average daily net assets accrued daily and payable monthly as set forth below.

FUND	MINIMUM FEE
2015 High Watermark Fund	0.25%
2020 High Watermark Fund	0.20%

The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and the Adviser, and subject to approval by the Board of Trustees, including a majority of Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party.  The continuation of the Minimum Fee was most recently approved at the August 25, 2009 board meeting to continue in effect until October 31, 2010.

Subadvisory Fees

The following table sets forth the total subadvisory fees incurred by each Fund pursuant to the Subadvisory Agreement for the fiscal years ended October 31, 2009, 2008 and 2007.

	SUBADVISORY FEES
FUND	2009	2008	2007
2015 High Watermark Fund	$589,711	$515,285	$421,462
2020 High Watermark Fund	$136,533	$141,836	$130,967

INFORMATION REGARDING THE PORTFOLIO MANAGERS

Information about Trajectory Asset Management LLC’s Portfolio Managers

The Adviser’s team of portfolio managers led by Juan M. Ocampo are primarily responsible for the daily management of the Funds’ portfolios.  The other members of the Adviser’s team are Kim H. Erle and Marita Ben Ari.   Two of the Funds’ portfolio managers, Juan Ocampo and Kim Erle, are the sole indirect members of the Adviser (the “Members”). The Members are not compensated directly based on Fund performance or other performance measurements, but instead receive compensation (if any) based on the Adviser’s overall profitability.

Marita Ben Ari’s compensation consists of a fixed salary and discretionary bonus and retirement plan contributions. The bonus and retirement plan contributions she may receive are not directly tied to the Funds’ performance, but instead are based on subjective factors as determined by the Members, including overall profitability of the Adviser.

Other Accounts Managed by the Portfolio Manager

The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of October 31, 2009: Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other

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Accounts (“OA”).   For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Number of Other Accounts Managed			Number of Accounts and Total Assets for
	and Total Assets by Account ($ millions)			Which Advisory Fee is Performance Based
Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Juan Ocampo	0	0	2	None	None	None
	$0	$0	$200.6
Kim Erle	0	0	2	None	None	None
	$0	$0	$199.2
Marita Ben Ari	0	0	2	None	None	None
	$0	$0	$197.6

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of October 31, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in each Fund
Juan Ocampo	2015 High Watermark Fund: $10,001-$50,000 2020 High Watermark Fund: $10,001-$50,000
Marita Ben Ari	None
Kim Erle	2020 High Watermark Fund: $10,001-$50,000

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for other clients, (“Other Client Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts.  The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.  Notwithstanding, transactions, holdings and performance, among others, may vary among a Fund and such Other Client Accounts.

•                  Trade Allocations.  Conflicts may arise between a Fund and Other Client Accounts in the allocation of trades among a Fund and the Other Client Accounts, as the case may be.  For

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example, the Adviser and/or portfolio managers may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or portfolio managers may take “short” positions in Other Client Accounts with respect to securities held “long” within a Fund, or vice-versa, which may adversely affect the value of securities held by the Fund.  Such ownership or different interests may cause a conflict of interest.  The Funds and the Adviser have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Funds and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients).  Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•                  Allocation of Portfolio Managers’ Time.  The portfolio managers’ management of the Funds and Other Client Accounts may result in the portfolio managers devoting a disproportionate amount of time and attention to the management of certain Funds and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees.  Generally, the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers.  Although the Adviser does not track the time the portfolio managers spends on the Fund or a single Other Client Account, the Adviser does periodically assess whether the portfolio managers have adequate time and resources to effectively manage all of such portfolio managers’ accounts. In certain instances, portfolio managers may be employed by two or more employers.  Where the portfolio manager receives greater compensation, benefits or incentives from one employer over another, the portfolio managers may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•                  Personal Trading by Portfolio Managers.  The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While generally, SunAmerica’s and the Adviser’s Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest,  there is no assurance that SunAmerica’s or the Adviser’s Codes of Ethics will eliminate such conflicts.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act.  These codes of ethics restrict the personal investing by certain access persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds.  SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during the quarter.  The SunAmerica Code has been filed as an exhibit to the Funds’ previous registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

The Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code.  Further, Adviser reports

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to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons (as defined in the SunAmerica Code) of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SunAmerica Capital Services, Inc. (“SACS” or  the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers.  The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees.  The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds.  In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor.  In addition, the terms and conditions of any given promotional incentive may differ from firm to firm.  Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans

Rule l2b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors.  As indicated in the Class A and Class C Prospectus, the Trustees of the Trust and the shareholders of each class of shares of the Funds have adopted Distribution Plans (the “Class A Plan” and the “Class C Plan,” and collectively, the “Distribution Plans”).

The Class A Plan provides for a distribution fee from each Fund at the annual rate of 0.10% of the average daily net assets of the Fund’s Class A shares.  Under the Class C Plan, the Distributor may receive payments from each Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing this class of shares. The distribution costs for which the

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Distributor may be reimbursed out of distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A or Class C Plan will exceed the Distributor’s distribution costs as described above.  The Distribution Plans also provide that each class of shares of each Fund may pay the Distributor an account maintenance and service fee for payments to broker-dealers for providing continuing account maintenance.  This account maintenance fee is up to 0.25% of the aggregate average daily net assets of Class A and Class C shares.

The following table sets forth the distribution and account maintenance fees the Distributor will receive from the Funds based on a percentage of average daily net assets:

Class	Distribution Fee	Account Maintenance Fee

A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Distribution Plans is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees.  A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund without approval of the shareholders of the affected class of shares of the Fund.  In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above.  A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund.  So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.  In their consideration of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.  Reference is made to “Shareholder Account Information” in the Prospectus for certain information with respect to the Distribution Plans.

The following table sets forth the distribution and account maintenance fees the Distributor received from the Funds for the fiscal years ended October 31, 2009, 2008 and 2007.

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Distribution and Account Maintenance Fees

	2009		2008		2007
FUND	Class A	Class C	Class A	Class C	Class A	Class C
2015 High Watermark Fund	$401,547	$920,974	$375,380	$712,330	$323,319	$496,094
2020 High Watermark Fund	$139,578	$162,144	$149,922	$153,246	$133,388	$157,056

During the fiscal year ended October 31, 2009, the Distributor incurred the following expenses in connection with its distribution of the Funds’ shares:

	Class A	Class C
2015 High Watermark Fund
Compensation to underwriters	$—	$—
Compensation to sales personnel	102,571	80,438
Compensation to broker-dealers*	275,486	727,661
Advertising	3,936	3,283
Printing and mailing of prospectuses to other than current shareholders	722	590
Interest, carrying or other financial charges	—	—
Other #	11,252	9,265
2020 High Watermark Fund
Compensation to underwriters	$—	$—
Compensation to sales personnel	46,749	21,066
Compensation to broker-dealers*	90,387	146,671
Advertising	1,525	795
Printing and mailing of prospectuses to other than current shareholders	257	112
Interest, carrying or other financial charges	—	—
Other #	4,846	2,804

*For Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.

# Includes miscellaneous printing and marketing overhead expenses.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.01  to 0.12  of Fund assets serviced and maintained by the Financial Institution and/or from 0.05 to 0.30 of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing

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payments in connection with distribution-related or other services provided to the Funds in the calendar year ended December 31, 2009. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

American Financial Services, Inc.

Ameriprise Financial

Cambridge Investment Research Inc.

Charles Schwab & Co

D A Davidson & Company

FSC

Janney Montgomery

JJB Hilliard, WL Lyons

Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

Morgan Keegan

Morgan Stanley

Multi Financial Securities Corp.

National Financial Services/Fidelity Services

National Planning Corp.

Oppenheimer

Prudential

Raymond James & Associates

RBC Dain Rauscher

Robert W Baird

Royal Alliance

Sagepoint Financial

Salomon Smith Barney

Sigma Financial Corp.

Stifel, Nicolaus & Co, Inc.

SunSet Financial

TD AmeriTrade

Total Investment Mangagement

UBS

VALIC Financial Advisors

Vanguard Group

Wachovia Securities

Walnut Street Securities

Wells Fargo

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

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In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Funds, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SAFS, the Transfer Agent or to the Distributor pursuant to the Administrative and Shareholder Services Agreements with respect to the Class I shares and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Funds.  Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services.  SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A and Class C shares subject to review and approval by the Trustees.  From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

The following table sets forth the fees that SAFS received from the Funds for the fiscal years ended October 31, 2009, 2008 and 2007.

2009

Fund	Class A	Class C
2015 High Watermark Fund	$252,401	$202,614
2020 High Watermark Fund	$87,734	$35,672

2008

Fund	Class A	Class C
2015 High Watermark Fund	$235,953	$156,712
2020 High Watermark Fund	$94,236	$33,714

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2007

Fund	Class A	Class C
2010 High Watermark Fund	$251,521	$265,245
2015 High Watermark Fund	$203,229	$109,141
2020 High Watermark Fund	$83,844	$34,552

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information have been publicly disclosed, it is the Trust’s policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Trust’s policy.

The Funds’ complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarters.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by

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explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds’ holdings:

1.                                      Adviser.  The Adviser is continuously provided with the entire portfolio holdings for each Fund that it advises on a daily basis.

2.                                      PricewaterhouseCoopers, LLP (“PwC”)is provided with entire portfolio holdings information during periods in which it performs its audits of the Funds’ financial statements. (PwC) does not disclose to third parties information regarding the Funds’ holdings.

3.                                      State Street.  State Street, as custodian to the Funds, has daily access to the entire holdings of each Fund.  State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Fund.

4.                                      Lipper, Inc. (“Lipper”).  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end.  Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group.  Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above.  This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.                                      Morningstar, Inc. (“Morningstar”).  Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge.  Information regarding the Funds are available only with a subscription.  State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end.  Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information.  Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.                                      S&P.  The Performance Measurement Group discloses the entire portfolio holdings

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information for each Fund on a quarterly basis, approximately thirty (30) days after the month end.  S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group.  S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above.  This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.                                      Bloomberg LLP (“Bloomberg”).  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end.  This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                                      Financial Printers.  Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter.  Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants.  Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.                                      Investment Company Institute (“ICI”).  Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end.  The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

10.                               Plexus Group (“Plexus”) and Elkins/McSherry.  State Street provides purchase and sale information with respect to the Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end.  Plexus analyzes the information to produce reports containing brokerage execution statistics and comparisons.  These reports are provided to the Fund and neither Plexus nor Elkins/McSherry discloses publicly the information they receive or the reports they prepare.  SunAmerica’s contract with Plexus includes a confidentiality clause

11.                               Manhattan Creative Partners (d/b/a “Diligent”).  Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica.  Diligent also hosts the Board’s online meeting materials.

12.                               Marketing Firms.  Our Marketing Group provides portfolio holding information to the following marketing firms, PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information.  Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end.  Generally, these marketing firms are

36

responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports.  They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

13.                               Prudential Global Funding, Inc. (“PGF”) — (SunAmerica Specialty Series Only).  Fund Accounting provides PGF, a subsidiary of Prudential Financial, Inc., with entire portfolio holdings of the Funds on a daily basis.

14.                               Institutional Shareholder Services (“ISS”).  ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System.  This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Funds and is not publicly disclosed.   SunAmerica’s contract with ISS includes confidentiality disclosure.

FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.  The Adviser may, however, select broker-dealers that provide it with research services and may cause a Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.  Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Trust, and not all of these services may be used by the Adviser in connection with the Trust.  No specific value can be determined for research services furnished without cost to the Adviser by a broker.  The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis.  Therefore, it may tend to benefit a Fund by improving the quality of the Adviser’s investment advice.  The investment advisory fees paid by a Fund are not reduced because the Adviser receives such services.  When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

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The Adviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser.  The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Funds paid the following brokerage commissions amounts.

2009 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2015 High Watermark Fund	$691	$—	—	—
2020 High Watermark Fund	$1,020	$—	—	—

2008 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2015 High Watermark Fund	$45,306	$—	0%	0%
2020 High Watermark Fund	$23,919	$—	0%	0%

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2007 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2015 High Watermark	$53,264	$—	0%	0%
2020 High Watermark	$9,092	$—	0%	0%

The following table sets forth each Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2009.

Fund	Broker Dealer	Amount ($) (000’s)	Debt/Equity

2015 High Watermark Fund	State Street Bank & Trust	$3,825	Debt

2020 High Watermark Fund	State Street Bank & Trust	$827	Debt

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Funds’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.    Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Funds’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

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Shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares).  Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following table sets forth the front-end sales concessions with respect to Class A shares of each Fund, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class C shares of each Fund, received by the Distributor for the fiscal years ended October 31, 2008, 2007 and 2006.

2009

				Contingent	Contingent
	Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
	Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
	Class A	Affiliated	Non-Affiliated	Class A	Class C
Fund	Shares	Broker-Dealers	Broker-Dealers	Shares	Shares
2015 High Watermark Fund	$497,865	$127,334	$297,289	$8,058	$14,518
2020 High Watermark Fund	$232,234	$99,006	$98,849	$428	$1,583

2008

Fund	Front-End Sales Concessions Class A Shares	Amount Reallowed to Affiliated Broker-Dealers Class A Shares	Amount Reallowed to Non-Affiliated Broker Dealers Class A Shares	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class C Shares
2015 High Watermark Fund	$973,491	$196,972	$624,242	$1,122	$6,728
2020 High Watermark Fund	$327,046	$82,475	$195,671	—	$1,592

2007

				Contingent	Contingent
	Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
	Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
	Class A	Affiliated	Non-Affiliated	Class A	Class C
Fund	Shares	Broker-Dealers	Broker-Dealers	Shares	Shares
2015 High Watermark Fund	$679,410	$148,148	$425,103	$913	$9,235
2020 High Watermark Fund	$237,909	$79,120	$124,631	$5	$6,429

Waiver of CDSCs.  As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances.  The

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conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death.  CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended. To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions.  CDSCs may be waived on taxable distributions made by qualified retirement plans or retirement accounts (not including rollovers) for which SAFS serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 ½ at the time the redemption is made.

Systematic Withdrawal Plan.  CDSCs may be waived when periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established or at the time of withdrawal.  All dividends and capital gains distributions must be reinvested.

Purchase by Check

Checks should be made payable to the specific Fund or payable to SunAmerica Mutual Funds.  A personal check for an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.  In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri  64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder’s account number should appear on the check.  Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States.  Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received.  There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

A personal check from an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

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Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business.  In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.                                      You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (816) 218-0519.

2.                                      Call SAFS’ Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.

3.                                      Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges With Respect To Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers and directors of the Trust, and full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing.  In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor:  (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value.  Shares purchased under this waiver may not be resold except to the Fund.  Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses.  Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account.  Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

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Combined Purchase Privilege (Class A shares only)

In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase.  To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount.  If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or Financial Intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation (Class A shares only)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more.  In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation.  Such notification must be in writing by the dealer or shareholder when such an order is placed by mail.  The reduced sales charge will not be granted if:  (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent (Class A shares only)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds or of other Funds advised by the Adviser which imposes a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more.  Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount.  The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.  Shares of any class of shares of any Fund, or of other Funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal.  In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge

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otherwise applicable to the purchases made during this period and sales charges actually paid.  Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference.  If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases.  At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal.  In that event, shares of the applicable Funds purchased in connection with the original Letter of Intent (as well as shares purchased during the 30 day period prior to the execution of the original letter of on Intent as referenced above) and still owned by the shareholder will be included in determining the applicable sales charge.  The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal.  Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Reduced Sales Charge for Group Purchases (Class A shares only)

Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group.  The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application.  After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent.  Purchases of a Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares.  The minimum investment requirements described above apply to purchases by any group member.  Class C shares are not included in calculating the purchased amount of a Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its

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investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary.  For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations.  The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor.  The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule l8f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of:  (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers.  Orders received by dealers must be at least $500.  The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close.  Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge.  The offer to repurchase may be suspended at any time.

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EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor that offer such class, at the respective net asset value per share

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired.  All exchanges are subject to applicable minimum initial or subsequent investment requirements.  Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of a High Watermark Fund.  Under this program, another fund’s shares can be exchanged for shares of a High Watermark Fund, but shares of a High Watermark Fund cannot be exchanged for another fund’s shares.  Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made.  All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides.  Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice.  Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

An investor who exchanges out of one Fund and into another Fund does not “import” the Protected High Watermark Value from the first Fund; rather, the redemption extinguishes any entitlement to the first Fund’s High Watermark Value and the purchase of the second Fund starts a new entitlement to the second Fund’s Protected High Watermark Value if the shares are held to the second Fund’s Protected Maturity Date.

If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such Fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

Class C shares of the Funds automatically convert to Class A shares of the same Fund approximately eight years after purchase.  If you exchange a High Watermark Fund’s Class C shares directly for Class C shares of another High Watermark Fund, the Class C conversion schedule applicable at the time you originally purchased your shares will continue to apply and you will be credited with the time you held the first Fund’s shares.  However, if you exchange High Watermark Fund Class C shares for Class C shares of one or more different funds distributed by the Distributor, you will be subject to that new fund’s Class C conversion feature, if any, and will not be credited with the time you held the High Watermark Fund shares.

A shareholder who acquires Class C shares through an exchange from another of SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class C shares to Class A.

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Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, each Fund may refuse any exchange sell order:  (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive.  Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time).  Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding.  The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges.  Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.  For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available.  The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade.  Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate.  Other securities are valued on the basis of last sale or bid price (if a last sale price is

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not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available, or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued as determined pursuant to procedures adopted in good faith by the Board.  There is no single standard for making fair value determinations, which may result in prices that vary from those used by other funds.

The Fund’s liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses.  Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses.  Dividends from net investment income are paid annually.  Net capital gains, if any, will be paid annually.  In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.  At October 31, 2009, the Funds were entitled to capital loss carry forwards as follows: 2015 High Watermark Fund - $27,038,437 and 2020 High Watermark Fund - $23,300,936.  These capital loss carry forwards will expire between 2016 and 2017.

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

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Taxes

Each Fund intends to remain qualified and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year.  As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders.  Each Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of stock or securities or foreign currencies, certain other income (including, but not limited to, gains from options, futures or forward contracts) and net income derived from qualified publicly traded partnerships (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, each Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year.  Each Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years.  To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in

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October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year.  Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income.  However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by each Fund from its ordinary income and distributions of each Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.  The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.  Certain holding period requirements must also be met by the Fund and corporate shareholders.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders that a Fund designates as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.  The maximum long-term capital gains rate for individuals is generally 15% at present (and is scheduled to increase to 20% after 2010).  The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income (currently at a maximum rate of 35%).  If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed

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their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Special rules currently apply to regular dividends paid to individuals.  Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  However, qualified dividend income does not include any dividends received from tax exempt corporations.  Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.  If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.  The Funds are not expected to distribute significant amounts of qualified dividends.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund a

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capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or  distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from REITs, real estate mortgage investments conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributes as “excess inclusion income.”  To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As discussed above, a portion of the Funds’ distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum U.S. Federal tax rate of 15%. This tax treatment is currently scheduled to expire after 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives divided income from taxable domestic corporations provided that holding period and other requirements are met.  To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The timing and character of payments made pursuant to the Master Agreement is not free from doubt.  In addition, interpretative guidance and/or changes in law could affect the timing and character of payments made pursuant to the Master Agreement.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the shareholder’s adjusted tax basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss.  In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and

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long-term capital gain (currently taxable at the maximum rate of 15%, currently scheduled to increase to 20% after 2010) if such shares were held for more than one year.  In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year.  To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year.  A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge.  In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge.  The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss.  These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to the listed futures contracts that a Fund may purchase or sell.  Such options and contracts are classified as Section 1256 contracts under the Code.  The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”).  Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options

53

purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A portion of each Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property.  A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code.  The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains.  The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock).  A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.  In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or

54

loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).  The tax treatment of many types of credit default swaps is uncertain.

A Fund may be required to backup withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable

55

certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.  Congress is considering extending these exemptions from withholding for properly designated distributions of interest and short-term capital gains for an additional year, however, there is no assurance that Congress will extend the provision.

For non-U.S. shareholders of a Fund, a distribution attributable to the Fund’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.  In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Fund’s assets are invested in REITs and other U.S. real property holding corporations.

Disposition of a Fund’s shares by foreign shareholders on or before December 31, 2009, (or later date if extended by U.S. Congress) will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.  In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund.  Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans.  The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

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Individual 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements.  The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001.  The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g).  In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan.  Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee.  Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

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Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997.  Generally under Section 408A of the Code, in 2010 unmarried individuals with adjusted gross income of up to $105,000, and married couples who file a joint return and have joint adjusted gross income of up to $167,000, may contribute the maximum permitted amount to a Roth IRA.  Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Educational Savings Accounts

Coverdell Educational Savings Accounts were introduced by the Taxpayer Relief Act of 1997.  Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18.  Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Four series of shares of the Trust have been authorized pursuant to the Declaration of Trust, two of which are currently offered to shareholders through this SAI:  2015 High Watermark Fund and 2020 High Watermark Fund.  Each Fund has three classes designated as Class A, Class C and Class I shares.  In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances.  Each class of shares of the Trust represents the interests of the shareholders of that series in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held.  The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders.  In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.  There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.  Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable.  Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust.  In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.  All series of shares will vote with respect to certain matters, such as

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election of Trustees.  When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Funds are identical in all respects, except that:  (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, an ongoing account maintenance and service fee, (iii) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class C shares convert automatically to Class A shares on the first business day of the month approximately eight years after the purchase of such Class C shares, (v) each class has voting rights on matters that pertain to the Rule l2b-1 plan adopted with respect to such class, and (vi) each class of shares will be exchangeable only into the same class of shares of any of the other SAMFs, not including SASFR (where exchanges are only permitted for Class A shares).  All shares of a Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable.  Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust.  In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.  The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of the Fund, based on the value of each Fund’s net assets and number of shares outstanding on October 31, 2009.

	2015 High Watermark Fund
	Class A	Class C†
Net Assets	$108,279,859	$88,676,081
Number of Shares Outstanding	11,091,571	9,164,700
Net Asset Value Per Share (net assets divided by number of shares)	$9.76	$9.68
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.60	—
Offering Price	$10.36	$9.68

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

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†                  Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

	2020 High Watermark Fund
	Class A	Class C†
Net Assets	$38,470,727	$16,839,522
Number of Shares Outstanding	4,679,045	2,063,817
Net Asset Value Per Share (net assets divided by number of shares)	$8.22	$8.16
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.50	—
Offering Price	$8.72	$8.16

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                  Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds.  Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.  SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel

The firm of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

The Funds’ audited financial statements are incorporated in this SAI by reference to its 2009Annual Report to Shareholders.  You may request a copy by calling (800) 858-8850.

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APPENDIX

DESCRIPTION OF CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings / Demand Obligation Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high

A-2

financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-3

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-4

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c

The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

A-5

r

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

A-6

SUNAMERICA SPECIALTY SERIES

2015 HIGH WATERMARK FUND

2020 HIGH WATERMARK FUND

(CLASS I SHARES)

Statement of Additional Information
dated February 26, 2010

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Specialty Series (the “Trust”) is a mutual fund consisting of four funds, two of which are currently offered to shareholders through this Statement of Additional Information (“SAI”):  2015 High Watermark Fund and 2020 High Watermark Fund (each a “Fund” and, collectively, the “Funds”).  The Funds have identical investment goals and investment strategies, but each has a different Protected Maturity Date.  This SAI relates only to Class I shares of each Fund.

This SAI is not a Prospectus, but should be read in conjunction with the Funds’ Prospectus dated February 26, 2010 (“Prospectus”).  The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus.  The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus.  You may request a copy of the Annual Report at no charge by calling (800) 858-8850.  Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

Class	2015 High Watermark Fund: Ticker Symbols	2020 High Watermark Fund: Ticker Symbols
Class I Shares	N/A	N/A

i

THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003.  The Trust consists of four series, two of which are currently offered to shareholders through this SAI:  2015 High Watermark Fund and 2020 High Watermark Fund.  Each Fund offers three classes of shares - Class A, Class C and Class I shares.  Effective February 26, 2010, the name of the trust was changed from “AIG Series Trust” to “SunAmerica Specialty Series”.

On November 30, 2004, the Board of Trustees (the “Board”) of the Trust authorized the offering of Class I shares for the Funds.  On September 26, 2005, the Board authorized the establishment of the Long Horizon Fund and Short Horizon Income Fund, Class A and Class C shares of which commenced offering on December 27, 2005.  On March 6, 2007, the Board approved the liquidation of the Long Horizon Fund.  On April 19, 2007, the Long Horizon Fund was liquidated.  On October 1, 2007, the Board approved the liquidation of the Short Horizon Income Fund.  On October 22, 2007, the Short Horizon Income Fund was liquidated.  On March 5, 2008, the Board approved the liquidation of the 2010 High Watermark Fund as a result of circumstances that gave rise to an Early Fund Termination, as described in the Prospectus, and on April 21, 2008, this Fund was liquidated.All of the Funds are diversified within the meaning of the 1940 Act.  SunAmerica Asset Management Corp. (“SunAmerica”) serves as investment manager for all of the Funds.  As described in the Prospectus, SunAmerica has retained Trajectory Asset Management LLC (“Adviser” or “Trajectory”) to provide advisory services to the Funds.

INVESTMENT OBJECTIVES AND POLICIES

The investment goals and policies of each Fund are described in the Prospectus.  Certain types of securities in which each Fund may invest and certain investment practices each Fund may employ, which are described in the Prospectus, are discussed more fully below.  Each Fund’s investment goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

Unless otherwise specified, each Fund may invest in the following securities.  The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Master Agreement. Each Fund undertakes (the “Payment Undertaking”) that on the Protected Maturity Date each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for an amount no less than the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution (“Protected High Watermark Value”).  Thus, after the payment of each dividend or distribution, a new Protected High Watermark Value is established to the extent of any subsequent appreciation and decreased in respect of subsequent dividends, distributions and any extraordinary expenses.  The Payment Undertaking is backed by the Master Agreement between the Trust, on behalf of the

Funds and Prudential Global Funding, Inc. (“PGF”), under which PGF will pay to each Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund’s Protected Maturity Date, provided certain conditions are met.

The terms of the Master Agreement prescribe certain investment parameters within which the Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement.  Accordingly, the Master Agreement could limit the Adviser’s ability to alter the allocation of fixed income and equity exposures in response to changing market conditions.  The terms of the Master Agreement could require the Fund to liquidate an equity futures position when it otherwise would not be in the shareholders’ best interests or at a time when the Adviser otherwise would not recommend doing so.

Investments Restrictions under Master Agreement.  To avoid losing the benefits of the Master Agreement, the Fund is subject to conditions of the Master Agreement that require the Adviser to make investment allocation decisions based on mathematical formulae and within certain investment parameters.  This limitation is designed to reduce, but does not eliminate, the risk that the Fund’s assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on the Protected Maturity Date.  Accordingly, the Master Agreement could limit the Adviser’s ability to respond to changing market conditions during the Investment Period.  If the Adviser fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Master Agreement, PGF may terminate the Payment Undertaking, exercise its right to instruct the Adviser to immediately allocate the Fund’s assets entirely to fixed income securities or deliver to the Fund’s custodian instructions requiring the custodian to immediately allocate all of the Fund’s assets to fixed income securities.  If PGF were to exercise the right to have all of the Fund’s assets invested in fixed income securities, the Fund’s ability to participate in upward equity market movements could be eliminated.

Risk of Default.  If the closing NAV of a Fund is less than the Fund’s Protected High Watermark Value, a shareholder’s ability to receive the Protected High Watermark Value depends on the financial condition of PGF and Prudential Financial.  The Master Agreement is an obligation that runs solely to the Funds, not to the Funds’ shareholders, and shareholders would not be expected to have any recourse against PGF under the Master Agreement.  The Master Agreement is solely an obligation of PGF and Prudential Financial.  Consequently, an investment in the Fund involves a risk of loss if the Fund’s investment strategy is otherwise unsuccessful and PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, under the Master Agreement.  In this event, the Fund’s Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty.  However, the Board is under no obligation to replace PGF or otherwise find a substitute provider.  In such circumstances, shareholders could receive an amount less than the Protected High Watermark Value.  No entity or person other than Prudential Financial is obligated to make up any shortfall in the event PGF defaults on its obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date.  PGF may also assign its obligations under the Master Agreement to an affiliate, provided that Prudential Financial guarantees the obligations of the affiliate.  PGF may only assign its obligations under the Master Agreement to a non-affiliate if the Board and the Adviser have consented to the assignment.

2

The availability of the Payment Undertaking on the Protected Maturity Date is conditioned upon the Fund satisfying its obligations under the Master Agreement.  Should the Fund fail to satisfy its obligations under the Master Agreement, PGF may be permitted to terminate the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists on the Protected Maturity Date.  In addition, the availability of the Master Agreement on the Protected Maturity Date is conditional upon the Adviser and the Fund’s custodian providing certain information to PGF.  If the Adviser or the custodian fails to provide this information, PGF may require the Fund to invest exclusively in fixed income securities, which will eliminate the Fund’s ability to participate meaningfully in upward equity market movements.

Early Fund Termination.  The Board of the Trust may at anytime determine to liquidate a Fund, particularly if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  Because early liquidation in this circumstance would involve returning to shareholders the then-current NAV for their shares rather than the Protected High Watermark Value, the Board would consider the relationship between the two amounts in making its determination.

PGF may determine to liquidate a Fund if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  However, PGF may not liquidate a Fund for this reason without honoring its obligations to protect the High Watermark Value.

Risk of Default of PGF and Prudential Financial.  It is possible that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. The Master Agreement is solely the obligation of PGF and Prudential Financial. Consequently, an investment in the Fund involves a risk of loss if PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations under the Master Agreement. In this event, the Fund’s Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty. However, the Board may not be able to locate a replacement counterparty and is under no obligation to do so. In these circumstances, shareholders could receive an amount less than the Protected High Watermark Value. No entity or person is obligated to make up any shortfall in the event PGF and Prudential Financial default on their obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date. The Master Agreement is an obligation that runs solely to the Funds, not to the Funds’ shareholders, and shareholders would not be expected to have any recourse against PGF or Prudential Financial under the Master Agreement. The audited financial statements of PGF and Prudential Financial are available free of charge upon request by calling the Trust at (800) 858-8850.

U.S. Government Securities.  Each Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance.  Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government.  These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government.  All of the foregoing are referred to collectively as “U.S. government securities.”  Securities issued or guaranteed by agencies or instrumentalities are

3

supported by:  (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer.  No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law.  In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated either AAA by S&P or Aaa by Moody’s Investors Service (“Moody’s”), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody’s has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody’s, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody’s. Holdings of long-term securities issued by agencies or instrumentalities may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations in the event of an Early Closure Condition, as discussed in the Prospectus. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury. Short term securities held by the Funds will be issued by issuers rated in the highest rating categories by S&P or Moody’s.

The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value.  In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

4

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s NAVs will be affected by those fluctuations.

Zero-Coupon Securities Issued by the U.S. Treasury and other Government-Sponsored Entities. The Funds may invest in zero-coupon securities issued by the U.S. Treasury. In addition, the Funds may invest in zero-coupon bonds issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and other government-sponsored entities. Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated either AAA by S&P or Aaa by Moody’s Investors Service (“Moody’s”), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody’s has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody’s, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody’s. Zero-coupon U.S. government securities are: (i) securities issued or guaranteed by the U.S. Treasury or other government-sponsored agency or instrumentality that have been stripped of their unmatured interest coupons and receipts; (ii) certificates representing interest in such stripped debt obligations or coupons; or (iii) zero-coupon government securities that are originally issued at a discount from their face value (original issue zeros). Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon security held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell securities to maintain liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

Initially the Funds will hold a fixed income portfolio consisting primarily of zero-coupon and coupon-bearing government securities maturing within one year of the Funds’ respective Protected Maturity Dates, but no later than 5 days prior to the Funds’ Protected Maturity Dates, and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.  The Fund will not purchase zero-coupon securities in the form of collateralized mortgage obligations.

Coupon Bearing U.S. Government Securities.  Each Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such,

5

are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS.  In addition to the U.S. government securities discussed above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities.  The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).  Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.  Bonds issued by the Resolution Funding Corporation (“REFCORP”), the Financing Corporation (“FICO”), and certain other government-sponsored entities can also be separated in this manner.

Money Market Instruments.  The following is a brief description of the types of U.S. dollar denominated money market securities in which the Funds can invest.  Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities.  They must be rated in the highest rating categories by Moody’s or S&P, or other rating organizations whose ratings are described in the Appendix.  They may have fixed, variable or floating interest rates, but a Fund will not invest in any instrument that will mature after its Protected Maturity Date.  The Funds may invest in the following money market instruments:

U.S. Government Securities.  These include obligations issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities, described above.

Bank Obligations.  The Fund can buy time deposits, certificates of deposit and bankers’ acceptances.  They must be obligations issued or guaranteed by a domestic bank  (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion.  “Banks” include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the

6

secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Commercial  Paper.  The Funds can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody’s or other rating organizations.  If the paper is not rated, it may be purchased if the Adviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation.  A Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality.  This includes commercial paper that is rated in the two highest categories by S&P and by Moody’s.

The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

Borrowing.  As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  While the Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market.  Borrowing by a Fund will involve special risk considerations.  Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Repurchase Agreements.  Each Fund may enter into repurchase agreements involving securities issued by the U.S. government or agencies or instrumentalities thereof and with selected banks and securities dealers whose financial condition is monitored by the Adviser.  In these agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price.  The period of maturity is usually quite short, either overnight or a few days, but no longer than seven days.  The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security.  Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest.  However, a Fund may collateralize the amount of the transaction at 100% if the collateral is cash.  The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral.  If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.  A Fund will not invest in repurchase agreements maturing in more than seven days.

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When-Issued and Delayed-Delivery Securities.  Each Fund may purchase or sell securities on a “when-issued” or “delayed-delivery” basis.  “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.  While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable.  At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund.  When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction.  Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price.  A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made.  A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction.  Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous.  If a Fund chooses:  (i) to dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value).

To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage.  A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date.  In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its Fund on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, a Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Loans of Portfolio Securities.  Consistent with applicable regulatory requirements, each Fund may lend securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 100% of the market value,

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determined daily, of the loaned securities.  In lending its securities, a Fund receives income while retaining the securities’ potential for capital appreciation.  The advantage of these loans is that a Fund continues to receive the interest on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of securities will only be made to firms deemed by the Adviser to be creditworthy.  On termination of the loan, the borrower is required to return the securities to a Fund and any gain or loss in the market price of the loaned security during the loan would inure to the Fund.  Each Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.  In addition, the Fund is subject to the risk that the earning on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, and the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower the amount of collateral posted.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan.

Interfund Borrowing and Lending Program.  The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Special Risk Factors.  In the case of bank obligations not insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, a Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest.  A Fund’s investments in commercial paper issued by foreign corporations and

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securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities.

Futures Contracts.  The Funds may invest in S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange (CME).  The Funds use S&P 500 Index futures contracts to generate equity market exposures.  By buying and rolling these contracts and holding them together with high grade fixed income securities, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.  By holding futures contracts, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.  The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

While the use of S&P 500 Index futures contracts by the Funds can amplify a gain, it can also amplify a loss.  This loss can be substantially more money than the initial margin posted by the Funds pursuant to the contracts.  In addition, although the Funds intend to purchase or sell futures contracts on the CME where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a future investment position when it wanted to do so.

Upon entering into a futures contract, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”).  The initial margin payment will be deposited with the Fund’s custodian in an account registered in the Futures Broker’s name; however, the Futures Broker can gain access to that account only under specific conditions.  As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

Position limits also apply to futures.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.  Due to requirements under the 1940 Act, when a Fund purchases a future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission (“CFTC”) and/or the National Futures Association on behalf of each Fund, each Fund is not

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deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and is not subject to registration or regulation as such under the CEA.  Pursuant to the same rule adopted by the CFTC, there are no limitations on the amount of futures trading in which each Fund can engage.

Put and Call Options on Securities Indices.  Each Fund may invest in put and call options in S&P 500 Cash Index option contracts listed on the Chicago Board of Options Exchange (“CBOE”) and the CME, as well as put and call options on S&P 500 Index futures listed on the CBOE and the CME.  Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities.  When a Fund buys a call on a securities index, it pays a premium.  During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call.  That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”), which determines the total dollar value for each point of difference.  When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put.  That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio.  If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.  If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract.  For example, where a decrease in the value of the Fund’s portfolio is anticipated as a result of a projected market-wide decline, a Fund could, in lieu of selling a futures contract, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option.  If the market decline does not occur, the Fund will suffer a loss equal to the price of the put.  Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on futures, rather than purchasing the underlying futures contract.  If the market advances, the increased cost of

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securities to be purchased may be offset by a profit on the call.  However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Other Derivatives Strategies.  In the future, each Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with a Fund’s investment objective and legally permissible.

Short Sales.  Each Fund may engage in short sales in S&P 500 Index call options listed on the CBOE and options on S&P 500 Index futures traded on the CME.  A short sale is the sale of an investment that a Fund does not own or any sale that is consummated by the delivery of an investment borrowed by, or for the account of, the Fund.  In order to deliver the investment to the purchaser, the Fund will borrow the investment, typically from a broker-dealer or an institutional investor.  The Fund later closes out the position by purchasing equivalent investments on the open market, or by using an equivalent investment it already owned, and returning the investment to the lender.  The price at such time may be more or less than the price at which the investment was sold by the Fund.  Until the investment is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.  To borrow the investment, the Fund also may be required to pay a premium, which would increase the cost of the investment sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed investment, the Fund will either (A) segregate and maintain daily, cash or liquid investments, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the investment sold short,  or (B) hold an offsetting long position in the same security equal to the amount of the investment sold short.  A Fund will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Fund replaces the borrowed investment. A Fund will realize a gain if the investment declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in an investment.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.  In these transactions, the Fund sells a security or commodities contract it does not own in anticipation of a decline in the market value of the security or commodities contract. To complete the transaction, the Fund must borrow the security or commodities contract to make delivery to the buyer. The Fund is obligated to replace the security or commodities contract borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security or commodities contract was sold by the Fund, which would result in a loss or gain, respectively.

A Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

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The SEC and financial industry regulatory authorities in other countries have recently imposed prohibitions and restrictions on short sales transactions.  These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Adviser to sell securities short on behalf of the Fund.

Recent Market Events.  The fixed income markets recently experienced a period of extreme volatility which negatively affected market liquidity. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments experienced (and some continue to experience) liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets also experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yield to decline, and putting additional downward pressure on the prices of other securities. Such events have had and may continue to have an adverse effect on the Funds, particularly by reducing the Funds’ ability to maintain equity market exposures.

Government Intervention in Financial Markets.  Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. SunAmerica will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

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Portfolio Turnover.  A Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year.

The significant reduction in the portfolio turnover rate of the 2020 High Watermark Fund in the fiscal year ended October 31, 2009 as compared to the fiscal year ended October 31, 2008 is attributable to lower transaction volume in the Fund’s bond portfolio during the fiscal year ended October 31, 2009...

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities.  A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.  Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, no Fund may:

1.                                       issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                                       concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                       buy or sell commodities or commodity contracts (except financial futures and Options on financial futures as described under “Investment Objectives and Policies” above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

4.                                       act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

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5.                                       purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

6.                                       make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional restrictions are not fundamental policies and may be changed by the Board without a shareholder vote.  Each Fund may not:

1.                                       purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make initial and variation margin payments in connection with futures and options transactions;

2.                                       make investments for the purpose of exercising control or management;

3.                                       invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States.  Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities; and

4.                                       invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex.  Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.”  Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

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DISINTERESTED TRUSTEES

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
Jeffrey S. Burum DOB: February 27, 1963	Trustee	2004 to Present	Founder and Chairman of National Community Renaissance (1993 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to Present).	29	Director, Diversified Pacific Opportunity Fund I, LLC (2008 to Present); Director, Vandalia Heritage Foundation (1998 to present)

Dr. Judith L. Craven DOB: October 6, 1945	Trustee	2004 to Present	Retired	78	Director, Belo Corp. (1992 to Present); Director, Sysco Corporation (1996 to Present).

William F. Devin DOB: December 30, 1938	Trustee	2004 to Present	Retired	78	Director, Boston Options Exchange (2001 to Present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	2004 to Present	Attorney, solo practitioner	39	Director, North European Oil Royalty Trust (1996 to Present).

Stephen J. Gutman DOB: May 10, 1943	Trustee	2004 to Present	Vice President, Corcoran Group (Real Estate) (2003 to Present); President and Member of Managing Directors, Beau Brummell-SoHo LLC (licensing of menswear specialty retailing and other activities) (1988 to 2006).	39	None

William J. Shea DOB: February 9, 1948	Trustee	2004 to Present	Managing Partner, DLB Capital LLC (Private Equity) (2006 to Present).	39	Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001); Executive Chairman, Lucid, Inc. (2007 to Present); Chairman

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Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to Present); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoullas Supermarkets (1999 to Present).

INTERESTED TRUSTEE

Peter A. Harbeck(4) DOB: January 23, 1954	Trustee	2004 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SACS (1993 to Present); President and Chairman, Advisor Group, Inc. (2004 to Present).	87	None

OFFICERS

John T. Genoy DOB: November 8, 1968	Senior Vice President, Chief Financial Officer, Chief Operating Officer	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2004 to Present	Senior Vice President, SunAmerica (2004 to Present);	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, SACS (July 2006 to Present); Senior Vice President, SACS (2002 to 2006)	N/A	N/A

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Gregory N. Bressler DOB: November 17, 1966	Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management (2004 to 2005).	N/A	N/A

Cynthia A Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer	2004 to Present	Vice President, SunAmerica (2002 to Present); Chief Compliance Officer, SunAmerica (2002 to 2006).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2004 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2004 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present); Vice President and Associate Counsel, SunAmerica (2002 to 2005).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006 to Present

CCO, SunAmerica (2006 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006); CCO, Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).

				N/A	N/A

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed on pages 21-22.

(2)

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Trust (3 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”)(2 funds), SunAmerica Equity Funds (“SAEF”)(3 funds), SunAmerica Income Funds (“SAIF”) (5 funds), SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund), SunAmerica Focused Series, Inc. (“Focused”) (14 portfolios), Anchor Series Trust (“AST”) (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), VALIC Company I (33 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (35 portfolios), Season Series Trust (24 portfolios), and Brazos Mutual Funds (4 portfolios).

(3)

Directorships of Companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of

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SACS.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust.  Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica.

The Board of Trustees has established four committees:  Audit Committee, Nomination and Compensation Committee, Ethics Committee and Governance Committee.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm.  The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Burum, Devin, Eisenstat, Gutman, Shea and Dr. Craven. Messrs. Shea, Eisenstat and Gutman each receive $2,500 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)*, (AST) and (SASFR).   Mr. Devin and Dr. Craven receive $1,666.66 per meeting for serving on the Audit Committees of SAMF and SASFR and Mr. Burum receives $1,666.66 for serving on the Audit Committees of SAMF.… Mr. Shea also receives a $5,000 annual retainer for serving as the Chairman of the Audit Committees. The Audit Committee met five times during the fiscal year ended October 31, 2009.

The Nomination and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings.  The Nominating Committee will consider candidates proposed by shareholders for election as Trustees.  The members of the Nominating Committee are Messrs. Devin, Gutman and Shea, with Mr. Gutman serving as Chairman.  Mr. Gutman receives a $1,500 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin and Shea each receive a $1,000 annual retainer for serving as a member of the Nominating Committees of SAMF, AST (Mr. Shea only) and SASFR. Messrs. Devin and Shea each receive $500 per scheduled meeting ($250 for telephonic meetings) and Mr. Gutman, as Chairman, receives $600 per meeting ($300 per telephonic meeting).  The Nominating and Compensation Committee met two times during the fiscal year ended October 31, 2009.

*            SAMF consists of the Trust, SAEF SAIF, SAMMF and Focused.

…            Dr. Craven, Mr. Devin and Mr. Burum are not trustees of AST and Mr. Burum is not a director of SASFR.

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The Ethics Committee is responsible for applying the Code of Ethics applicable to the Funds’ Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation.  The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate.  The members of the Ethics Committee are Messrs. Burum, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman.  Dr. Craven receives a $1,500 annual retainer for serving as Chairman of the Ethics Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Ethics Committees of SAMF, AST (Messrs. Gutman and Shea only) and SASFR(Messrs. Gutman and Shea only).  Messrs. Burum, Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting) and Dr. Craven, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Ethics Committee met one time during the fiscal year ended October 31, 2009.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board.  The members of the Governance Committee are Messrs. Burum, Gutman, Devin and Shea, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,500 annual retainer for serving as Chairman of the Governance Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Governance Committees of SAMF, AST (Mr. Gutman and Mr. Shea only) and SASFR  (Mr. Gutman and Mr. Shea only).  Messrs. Burum, Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting) and Mr. Devin, as Chairman, receives $600 per meeting ($300 per telephonic meeting).  The Governance Committee met [one time during the fiscal year ended October 31, 2009.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2009.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Jeffery S. Burum	None	$100,001-$500,000
Dr. Judith K. Craven	None	None
William F. Devin	None	$100,001-$500,000
Samuel M. Eisenstat	None	$10,001-$50,000
Stephen J. Gutman	None	$1- $10,000
William J. Shea	None	None

*              Includes SAMF, FGF,  FGI ,  AST and SASFR.

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INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Peter A. Harbeck	None	$500,001-$1,000,000

*              Includes SAMF, FGF,  FGI ,  AST and SASFR.

Trustee Compensation.

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors.  Specifically, each Disinterested Trustee receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $49,500 in annual compensation for acting as a director or trustee of all the SAMF ($74,250 in annual compensation for the Chairman of the Board).  Each Disinterested Trustee of the SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman of the Board).  Each Disinterested Trustee of SASFR receives $900 for each quarterly meeting attended ($1,350 for the Chairman of the Board) and $3,600 in annual compensation ($5,400 for the Chairman of the Board).  In addition, each Disinterested Trustee receives $20,000 in annual compensation for acting as Director to AST ($30,000 in annual compensation for the Chairman of the Board).  Each Disinterested Trustee also receives an annual amount of $5,250 ($7,875 for the Chairman of the Board) per fund, for serving as a Director of Focused Alpha Growth Fund (“FGF”) and Focused Alpha Large-Cap Fund (“FGI”).

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)* or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an “Eligible Trustee”).  Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal

* SAMF, AST and SASFR have adopted the Retirement Plan.

… Includes SAMF, FGF; FGI, AST and SASFR , .

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to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds.  An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things:  (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

Prior to December 31, 2008, the active Participants (Dr. Craven and Messrs. Devin, Eisenstat and Gutman) elected to receive a distribution of their entire Retirement Plan account balance in 2009 pursuant to the amendments to the Retirement Plan described above. In January 2009, these account balances were paid to the active Participants as follows: Dr. Craven, $137,686(Participant since 2006; Director/Trustee in Fund Complex since 2001); Mr. Devin, $263,092 (Participant since 2003, Director/Trustee in Fund Complex since 1998); Mr. Eisenstat, $725,345 (Participant since 1995; Director/Trustee in Fund Complex since 1985); and Mr. Gutman, $701,239 (Participant since 1994; Director/Trustee in Fund Complex since 1984). As a result, such active Participants will not be entitled to any future payments (annual or otherwise) under the Retirement Plan. Mr. Burum and Mr. Shea were not eligible Participants in the Retirement Plan and, therefore, had no accrued balances as of December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended October 31, 2008.  Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.

COMPENSATION TABLE

TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	TOTAL COMPENSATION FROM REGISTRANT AND FUND COMPLEX PAID TO DIRECTORS/ TRUSTEES*
Judith L. Craven **	$6,516	$235,492
William F. Devin **	5,708	261,800
Samuel M. Eisenstat	9,040	192,050
Stephen J. Gutman	6,384	136,400
Jeffrey S. Burum**	6,711	105,167
William J. Shea	6,423	137,200

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*     Information is as of October 31, 2009 for the investment companies in the complex that pay fees to these Trustees. The complex consists of SAMF, FGF, FGI, SASFR, AST, VALIC Company I and VALIC Company II.

**   Mr. Devin and Dr. Craven are also Trustees of VALIC Company I and VALIC Company II. Mr. Burum, Mr. Devin, and Dr. Craven are not Trustees of AST. Mr. Burum is not a Director of SASFR.

As of January 29, 2010, the Trustees and officers of the Fund owned in the aggregate less than 1% of each series and each class of each series’ total outstanding shares.

A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund. The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’ shares outstanding as of January 29, 2010:

Fund Name and Class	Holder and Address	Percentage Owned
2015 High Watermark Class I	VALIC Separate Account A 2929 Allen Parkway#A6-20 Houston, TX 77019-2118	99.94%

2020 High Watermark Class I	VALIC Separate Account A 2929 Allen Parkway#A6-20 Houston, TX 77019-2118	99.07%

MANAGER, ADVISER, PERSONAL SECURITIES TRADING,
DISTRIBUTOR AND SERVICING AGENT

SunAmerica Asset Management Corp.

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated June 3, 2004 (the “Advisory Agreement”) with the Trust, on behalf of each Fund.  The Advisory Agreement was most recently approved by the Board of Trustees on August 25, 2009 to continue in effect until August 31, 2010.  SunAmerica is an indirect wholly owned subsidiary of AIG Retirement Services Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. (“AIG”).  As of December 31, 2009, SunAmerica managed, advised and/or administered assets of approximately $40.5 billion.

AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad.

On March 4, 2009, AIG, the ultimate parent of SunAmerica, SACS and SAFS, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common

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stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.9% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

Under the Advisory Agreement, SunAmerica provides various administrative services and supervises the business affairs of each Fund, subject to general review by the Trustees.  SunAmerica has delegated portfolio management to the Adviser.

SunAmerica has retained the Adviser to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated June 3, 2004, as amended (the “Subadvisory Agreement”), which was most recently approved by the Board of Trustees on August 25, 2009 to continue in effect until August 31, 2010.  Retention of the Adviser in no way reduces the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or cause to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Funds, each Fund will pay SunAmerica a management fee at the annual fee of 0.65% of average daily net assets.  If a Fund’s portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the Investment Period.

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ADVISORY FEES

The following table sets forth the total advisory fees incurred by each Fund pursuant to the Advisory Agreement for the fiscal years ended October 31, 2009, 2009and 2007.

Fund	2009	2008	2007
2015 High Watermark Fund	$1,533,249	$1,338,919	$1,095,800
2020 High Watermark Fund	$443,731	$460,967	$425,641

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below:

Annual Total Fund Operating Expenses (as a percentage of average daily net assets)
Fund Name	Class I
2015 High Watermark Fund	1.18%
2020 High Watermark Fund	1.18%

These fee waivers and expense reimbursements will continue indefinitely, unless terminated by the Board of Trustees, including a majority of the trustees who are deemed to be “interested persons” of the Trust, as defined under section 2(a)(19) of the 1940 Act (“Independent Trustees”).  For purposes of the Expense Limitation Agreement, Total Annual Fund Operating Expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors.  These waivers may be discounted without notice to shareholders. Further, any waivers or reimbursements made by SunAmerica with respect to a Fund are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.  The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund’s financial statements.  At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

Expense Reimbursements

The following table sets forth the expense reimbursements made to the Funds by SunAmerica for the fiscal years ended October 31, 2009, 2008 and 2007.

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Class I

Fund	2009	2008	2007
2015 High Watermark Fund	$195,615	$113,458	$107,819
2020 High Watermark Fund	$77,968	$74,844	$58,569

Adviser

The Funds are subadvised by Trajectory Asset Management LLC, located at 150 East 52nd Street, New York, NY 10022, which is responsible for investment decisions for the Funds.  The Adviser was retained by SunAmerica to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated June 3, 2004 (the “Subadvisory Agreement”), which was most recently approved by the Board of Trustees for an additional term of one-year on August 25, 2009.  The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates.

For work performed as the subadviser to the Funds, the Adviser shall receive forty-three percent (43%) of the net management fee. The term “net management fee” means the gross management fee less any fund waivers and/or reimbursement made by SunAmerica.  The subadvisory fee will be calculated on the Fund-level and not by aggregating fees on a Trust-level.  Effective as of September 1, 2006 until October 31, 2007, SunAmerica agrees to pay Adviser a minimum annual fee (“Minimum Fee”) equal to the percentage of each Fund’s average daily net assets, accrued daily and payable monthly as set forth below.

Fund	Minimum Fee
2015 High Watermark Fund	0.25%
2020 High Watermark Fund	0.20%

The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and the Adviser, and subject to approval by the Board of Trustees, including a majority of Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party.  The continuation of the Minimum Fee was most recently approved at the August 25, 2009 board meeting to continue in effect until October 31, 2010.

Subadvisory Fees

The following table sets forth the total subadvisory fees incurred by each Fund pursuant to the Subadvisory Agreement for the fiscal years ended October 31, 2009, 2008 and 2007.*

FUND	2009	2008	2007
2015 High Watermark Fund	$589,711	$515,285	$421,462
2020 High Watermark Fund	$136,533	$141,836	$130,967

* Prior to September 1, 2006, the Subadvisory Agreement provided that for a period not to exceed two years from inception of the Trust, if the cumulative monthly subadvisory fees less than .15% of the Trust assets, the Subadviser would receive a monthly draw of .15% on composite net assets within the Trust.

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INFORMATION ABOUT THE PORTFOLIO MANAGERS

Information about Trajectory Asset Management LLC’s Portfolio Managers

The Adviser’s team of portfolio managers led by Juan M. Ocampo are primarily responsible for the daily management of the Funds’ portfolios.  The other members of the Adviser’s team are Kim H. Erle and Marita Ben Ari.   Two of the Funds’ portfolio managers, Juan Ocampo and Kim Erle, are the sole indirect members of the Adviser (the “Members”). The members are not compensated directly based on Fund performance or other performance measurements, but instead receive compensation (if any) based on the Adviser’s overall profitability.

Marita Ben Ari’s compensation consists of a fixed salary and discretionary bonus and retirement plan contributions. The bonus and retirement plan contributions she may receive are not directly tied to the Funds’ performance, but instead are based on subjective factors as determined by the Members, including overall profitability of the Adviser.

Other Accounts Managed by the Portfolio Manager

The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of October 31, 2009: Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”).   For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Number of Other Accounts Managed and Total Assets by Account ($ millions)				Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Juan Ocampo	0	0	2	None	None	None
	$0	$0	$200.6

Kim Erle	0	0	2	None	None	None
	$0	$0	$199.2

Marita Ben Ari	0	0	2	None	None	None
	$0	$0	$197.6

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of October 31, 2009.

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Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in each Fund
Juan Ocampo	2015 High Watermark Fund: $10,001 - $50,000 2020 High Watermark Fund: $10,001 - $50,000
Marita Ben Ari	None
Kim Erle	2020 High Watermark Fund: $10,001 - $50,000

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for other clients, (“Other Client Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts.   The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.  Notwithstanding, transactions, holdings and performance, among others, may vary among a Fund and such Other Client Accounts.

•                  Trade Allocations.  Conflicts may arise between a Fund and Other Client Accounts in the allocation of trades among a Fund and the Other Client Accounts, as the case may be.  For example, the Adviser and/or portfolio managers may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or portfolio managers may take “short” positions in Other Client Accounts with respect to securities held “long” within a Fund, or vice-versa, which may adversely affect the value of securities held by the Fund. Such ownership or different interests may cause a conflict of interest.  The Funds and the Adviser have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Funds and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients).  Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•                  Allocation of Portfolio Managers’ Time.  The portfolio managers’ management of the Funds and Other Client Accounts may result in the portfolio managers devoting a disproportionate amount of time and attention to the management of certain Funds and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees.  Generally, the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers.  Although the Adviser does not track the time the portfolio managers spend on the Funds or a single Other Client Account, the Adviser does periodically assess whether the portfolio managers have adequate time and resources to effectively manage all of such portfolio managers’ accounts. In certain instances, portfolio managers may be employed by two or more employers.  Where the portfolio managers receive greater compensation, benefits or incentives from one employer over another, the

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portfolio manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•                  Personal Trading by Portfolio Managers.  The management of personal accounts by portfolio managers may give rise to potential conflicts of interest.  While generally, SunAmerica’s and the Adviser’s Codes of Ethics will impose limits on the ability of the portfolio managers to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that SunAmerica’s or the Adviser’s Codes of Ethics will eliminate such conflicts.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”), pursuant to Rule 17j-1 of the 1940 Act.  These codes of ethics restrict the personal investing by certain access persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds.  SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during the quarter.  The SunAmerica Code has been filed as an exhibit to the Funds’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

The Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code.  Further, Adviser reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons (as defined in the SunAmerica Code) of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica, to act as the principal underwriter in connection with the continuous offering of each class of  shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers.

The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature.

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees.  The Trust and the Distributor each has the right to

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terminate the Distribution Agreement on 60 days’ written notice, without penalty.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds.  In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor.  In addition, the terms and conditions of any given promotional incentive may differ from firm to firm.  Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

The Distributor serves as distributor of Class I shares and incurs the expenses of distributing the Class I shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Trust, on behalf of Class I shares of each Fund, has entered into a Service Agreement (the “Class I Service Agreement”) with the Distributor to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Service Agreement, as compensation for services rendered, the Distributor receives a fee from a Fund of up to 0.25% of the daily net assets of the Fund’s Class I Shares.

Class I Service Fees

The following table sets forth the service fees the Distributor received from the Class I shares of the Funds under the Class I Service Agreement for the fiscal year ended October 31, 2009, 2008 and 2007.

FUND	2009	2008	2007
2015 High Watermark Fund	$72,648	$68,758	$66,496
2020 High Watermark Fund	$30,432	$31,897	$29,167

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions. These additional payments may be made in the form of service fee payments or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.01% to 0.12% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.30% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred

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list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Funds in the calendar year ended December 31, 2009. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

American Financial Services, Inc.
Ameriprise Financial
Cambridge Investment Research Inc.
Charles Schwab & Co
D A Davidson & Company
FSC
Janney Montgomery
JJB Hilliard, WL Lyons
Linsco/Private Ledger
Merrill Lynch
Mesirow Financial
Morgan Keegan
Morgan Stanley
Multi Financial Securities Corp.
National Financial Services/Fidelity Services
National Planning Corp.
Oppenheimer
Prudential
Raymond James & Associates
RBC Dain Rauscher
Robert W Baird
Royal Alliance
Sagepoint Financial
Salomon Smith Barney
Sigma Financial Corp.
Stifel, Nicolaus & Co, Inc.
SunSet Financial
TD AmeriTrade
Total Investment Management
UBS
VALIC Financial Advisors
Vanguard Group
Wachovia Securities
Walnut Street Securities
Wells Fargo

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These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the revenue sharing payments described above and in the Prospectus, the Funds, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SAFS, and the Transfer Agent pursuant to the Service Agreement or the fees paid by the Funds to the Distributor pursuant to the Class I Service Agreement with respect to the Class W shares and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”), an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services.  SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class I shares subject to review and approval by the Trustees.  From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

The following table sets forth the fees that SAFS received from the Funds for the fiscal years ended October 31, 2009, 2008 and 2007.

FUND	2009	2008	2007
2010 High Watermark Fund	—	—	$61,191
2015 High Watermark Fund	$63,931	$60,507	$58,516
2020 High Watermark Fund	$26,780	$28,070	$25,667

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information have been publicly disclosed, it is the Trust’s policy that their portfolio holdings information will not be provided to a third party unless there is a

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legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Trust’s policy.

The Funds’ complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarters.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds’ holdings:

1.                                       Advisers.  The Adviser is continuously provided with the entire portfolio holdings for each Fund that it advises on a daily basis.

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2.                                       PricewaterhouseCoopers LLP (“PwC”)is provided with entire portfolio holdings information during periods in which it performs its audits of the Funds’ financial statements.  PwCdoes not disclose to third parties information regarding the Funds’ holdings.

3.                                       State Street.  State Street as custodian to the Funds, has daily access to the entire holdings of each Fund.  State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Fund.

4.                                       Lipper, Inc. (“Lipper”).  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end.  Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group.  Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above.  This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.                                       Morningstar, Inc. (“Morningstar”).  Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge.  Information regarding the Funds are available only with a subscription.  State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end.  Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information.  Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.                                       S&P.  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end.  S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group.  S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above.  This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.                                       Bloomberg LLP (“Bloomberg”).  The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately

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thirty (30) days after the month end.  This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                                       Financial Printers.  Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter.  Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants.  Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.                                       Investment Company Institute (“ICI”).  Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end.  The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

10.                                 Plexus Group (“Plexus”) and Elkins/McSherry.  State Street provides purchase and sale information with respect to the Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end.  Plexus analyzes the information to produce reports containing brokerage execution statistics and comparisons.  These reports are provided to the Fund and neither Plexus nor Elkins/McSherry discloses publicly the information they receive or the reports they prepare.  SunAmerica’s contract with Plexus includes a confidentiality clause.

11.                                 Manhattan Creative Partners (d/b/a “Diligent”).  Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end.  Diligent services the website of the retail funds advised by SunAmerica.  Diligent also hosts the Board’s online meeting materials.

12.                                 Marketing Firms.  Our Marketing Group provides portfolio holding information to the following marketing firms, PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information.  Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end.  Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports.  They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

13.                                 Prudential Global Funding, Inc. (“PGF”) — (SunAmerica Specialty Series only).  Fund Accounting provides PGF, a subsidiary of Prudential Financial, Inc., with entire portfolio holdings of the funds on a daily basis.

14.                                 Institutional Shareholder Services (“ISS”).  ISS downloads portfolio information, as needed, (i.e. custodian identification number, security identification number, share

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position and description of the security) through State Street Insight System.  This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Funds and is not publicly disclosed.  SunAmerica’s contract with ISS includes confidentiality disclosure.

FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.  The Adviser may, however, select broker-dealers that provide it with research services and may cause a Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.  Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Trust, and not all of these services may be used by the Adviser in connection with the Trust.  No specific value can be determined for research services furnished without cost to the Adviser by a broker.  The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis.  Therefore, it may tend to benefit a Fund by improving the quality of the Adviser’s investment advice.  The investment advisory fees paid by a Fund are not reduced because the Adviser receives such services.  When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

The Adviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the

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purchase or sale of a security is consistent with the investment policies of a Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser.  The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Funds paid the following brokerage commissions amounts.

2009 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2015 High Watermark Fund	$691	$—	—	—
2020 High Watermark Fund	$1,020	$—	—	—

2008 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2015 High Watermark Fund	$45,306	$—	0%	0%
2020 High Watermark Fund	$23,919	$—	0%	0%

2007 Brokerage Commissions

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
2015 High Watermark Fund	$53,264	$—	0%	0%
2020 High Watermark Fund	$9,092	$—	0%	0%

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The following table sets forth each Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2009.

Fund	Broker Dealer	Amount ($) (000’s)	Debt/Equity
2015 High Watermark Fund	State Street Bank & Trust	$3,825	Debt
2020 High Watermark Fund	State Street Bank & Trust	$827	Debt

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Funds’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.  Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Funds’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Class I shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule l8f-1 on behalf of the Funds, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of:  (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The

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method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers.  Orders received by dealers must be at least $500.  The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close.  Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge.  The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor that offer such class, at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired.  All exchanges are subject to applicable minimum initial or subsequent investment requirements.  Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of a High Watermark Fund.  Under this program, another fund’s shares can be exchanged for shares of a High Watermark Fund, but shares of a High Watermark Fund cannot be exchanged for another fund’s shares.  Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made.  All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides.  Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice.  Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

An investor who exchanges out of one Fund and into another Fund does not “import” the Protected High Watermark Value from the first Fund; rather, the redemption extinguishes any entitlement to the first Fund’s High Watermark Value and the purchase of the second Fund starts a new entitlement to the second Fund’s Protected High Watermark Value if the shares are held to the second Fund’s Protected Maturity Date.

Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, each Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive.  Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

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In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time).  Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding.  The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges.  Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.  For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available.  The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade.  Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate.  Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange

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where the security is principally traded.

Securities for which market quotations are not readily available, or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued as determined pursuant to procedures adopted in good faith by the Board.  There is no single standard for making fair value determinations, which may result in prices that vary from those used by other funds.

The Fund’s liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses.  Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses.  Dividends from net investment income are paid annually.  Net capital gains, if any, will be paid annually.  In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.  At October 31, 2009, the Funds were entitled to capital loss carry forwards as follows:  2015 High Watermark Fund - $27,038,437 and 2020 High Watermark Fund - $23,300,936.  These capital loss carry forwards will expire between 2016 and 2017. Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes

Each Fund intends to remain qualified and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year.  As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders.  Each Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, each Fund generally must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from

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loans of securities and gains from the sale or other disposition of stock or securities or foreign currencies, certain other income (including, but not limited to, gains from options, futures or forward contracts) and net income derived from qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, each Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax-exempt interest income, for the taxable year.  Each Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years.  To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year.  Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the

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distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income.  However, such dividends may be eligible:  (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals; and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by each Fund from its ordinary income and distributions of each Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.  The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.  Certain holding period requirements must also be met by each Fund and corporate shareholders.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders that a Fund designates as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.  The maximum long-term capital gains rate for individuals is generally 15% at present (and is scheduled to increase to 20% after 2010).  The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income (currently at a maximum rate of 35%).  If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

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Special rules currently apply to regular dividends paid to individuals.  Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  However, qualified dividend income does not include any dividends received from tax exempt corporations.  Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.  If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.  The Funds are not expected to distribute significant amounts of qualified dividends.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund a capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal

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to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from REITs, real estate mortgage investments conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributes as “excess inclusion income.”  To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As discussed above, a portion of the Funds’ distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum U.S. federal tax rate of 15%. This tax treatment is currently scheduled to expire after 2010.  A distribution is treated as qualified dividend income to the extent that a Fund receives divided income from taxable domestic corporations, provided that holding period and other requirements are met.  To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The timing and character of payments made pursuant to the Master Agreement is not free from doubt.  In addition, interpretative guidance and/or changes in law could affect the timing and character of payments made pursuant to the Master Agreement.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the shareholder’s adjusted tax basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss.  In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were

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held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15%, currently scheduled to increase to 20% after 2010) if such shares were held for more than one year.  In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year.  To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year.  A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge.  In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge.  The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss.  These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.  In general, a Fund will not

46

be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments.   A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).  The tax treatment of many types of credit default swaps is uncertain.

The Code includes special rules applicable to the listed futures contracts that a Fund may purchase or sell.  Such options and contracts are classified as Section 1256 contracts under the Code.  The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”).  Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes (“marked-to-market”).

Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A portion of each Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property.  A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code.  The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains.  The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a

47

straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock).  A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

A Fund may be required to backup withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

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For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.  Congress is considering extending these exemptions from withholding for properly designated distributions of interest and short-term capital gains for an additional year, however, there is no assurance that Congress will extend to provision.

For non-U.S. shareholders of a Fund, a distribution attributable to the Fund’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.  In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Fund’s assets are invested in REITs and other U.S. real property holding corporations.

Disposition of a Fund’s shares by foreign shareholders on or before December 31, 2009 (or later if extended by U.S. Congress), will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.  In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund.  Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans.  The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of

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the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Individual 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements.  The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001.  The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g).  In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax

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return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan.  Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee.  Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997.  Generally under Section 408A of the Code, in 2010, unmarried individuals with adjusted gross income of up to $105,000, and married couples who file a joint return and have joint adjusted gross income of up to $167,000, may contribute the maximum permitted amount to a Roth IRA.  Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Educational Savings Accounts

Coverdell Educational Savings Accounts were introduced by the Taxpayer Relief Act of 1997.  Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18.  Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Four series of shares of the Trust have been authorized pursuant to the Declaration of Trust, two of which are currently offered to shareholders through this Statement of Additional Information:  2015 High Watermark Fund and 2020 High Watermark Fund.  Each Fund has a class designated as Class I.  In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances.  Each class of shares of the Trust represents the interests of the shareholders of that Fund in a particular portfolio of Trust assets.

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Shareholders are entitled to a full vote for each full share held.  The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders.  In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.  There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.  Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable.  Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust.  In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.  All series of shares will vote with respect to certain matters, such as election of Trustees.  When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.  The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.

The following is the offering price calculation for each Class of shares of the Fund, based on the value of each Fund’s net assets and number of shares outstanding on October 31, 2009.

2015 High Watermark Fund
Net Assets	$28,385,207
Number of Shares Outstanding	2,891,474
Net Asset Value Per Share and Offering Price (net assets divided by number of shares)	$9.82

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2020 High Watermark Fund
Net Assets	$12,496,971
Number of Shares Outstanding	1,512,291
Net Asset Value Per Share and Offering Price (net assets divided by number of shares)	$8.26

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                  Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds.  Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.  SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel

The firm of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

The Funds’ audited financial statements are incorporated in this SAI by reference to its 2009Annual Report to Shareholders.  You may request a copy by calling (800) 858-8850.

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APPENDIX

DESCRIPTION OF CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings / Demand Obligation Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c

The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

SUNAMERICA SPECIALTY SERIES

SUNAMERICA ALTERNATIVE STRATEGIES FUND
(CLASS A, C & W SHARES)

Statement of Additional Information

dated February 26, 2010

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Specialty Series (the “Trust”) is a mutual fund consisting of four funds, one of which is currently offered to shareholders through this Statement of Additional Information (“SAI”):  SunAmerica Alternative Strategies Fund (the “Fund”).

This SAI is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated February 26, 2010 (the “Prospectus”).  The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus.  The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus.  Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.  You may request a copy of the Fund’s annual and semi-annual reports, when available, at no charge by calling (800) 858-8850.

Class	Ticker Symbols
Class A Shares	SUNAX
Class C Shares	SUNCX
Class W Shares	SUNWX

i

ii

THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003.  The Trust consists of four series, one of which is currently offered to shareholders through this SAI:  SunAmerica Alternative Strategies Fund (the “Fund”).  On June 3, 2008, the Board of Trustees of the Trust (the “Board”) authorized the offering of Class A, Class C and Class W shares for the Fund.  Effective February 26, 2010, the name of the Trust was changed from “AIG Series Trust” to “SunAmerica Specialty Series”.

The Fund is diversified within the meaning of the 1940 Act.  SunAmerica Asset Management Corp. (“SunAmerica”) serves as investment manager for the Fund.  As described in the Prospectus, SunAmerica has retained Pelagos Capital Management, LLC (“Adviser” or “Pelagos”) to provide advisory services to the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment goal and policies of the Fund are described in the Prospectus.  Certain types of securities in which the Fund may invest and certain investment practices the Fund may employ, which are described in the Prospectus, are discussed more fully below.  The Fund’s investment goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

The Fund may pursue its investment objective directly or by investing in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is advised by Pelagos and managed by SunAmerica, and has the same investment objective as the Fund.  With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swaps and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Fund due to federal tax requirements relating to qualifying income, as discussed below under “Dividends, Distributions and Taxes.”  The Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund.  By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.  The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.  See below “Investment Objective and Policies—Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the Fund’s Subsidiary.  The Fund may invest up to 25% of its assets in the Subsidiary.  There can be no assurance that the investment objective of the Subsidiary will be achieved.

Unless otherwise specified, the Fund may invest in the following securities.  The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Commodity-Linked Derivatives.  The Fund will seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodity futures contracts.  Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.  In choosing investments, the Adviser will seek to provide exposure to various commodities and commodity sectors.  The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.  As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates.  Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase.  Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities.  Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.  Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities.  Over the long term, the returns of the Fund are expected to exhibit low or negative correlation with stocks and bonds.

The Adviser generally intends to invest in commodity-linked derivatives whose returns are linked to broad-based commodity indexes (such as the S&P GSCI Commodity Index (“S&P GSCI”)).  However, the Fund is not an index fund and the Adviser may make allocations that differ from the weightings in indexes such as the S&P GSCI.  The Fund will not invest in or track the performance of any Dow Jones-AIG Commodity Index or any other index sponsored by AIG.

The Fund will enter into commodity-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings.  In the event a counterparty’s rating falls below investment grade, the Adviser in its discretion will determine whether to dispose of such security.

Hedge Fund-Linked Derivatives.   Hedge fund-linked derivatives are derivative instruments (structured as swaps, options, warrants, notes or other privately negotiated instruments), the value of which is primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.  The Fund can to gain exposure to a broad range of hedge fund strategies represented by investable broad-based hedge fund indexes (such as the HFRX Equal Weighted Strategies Index (“HFRXEW Index”).  The Fund will obtain exposure to these hedge fund strategies through investments in hedge fund-linked derivatives linked to the performance of various hedge fund strategies, managers or benchmarks underlying, for example, the HFRXEW Index (the “HFRXEW Strategies”).

Hedge fund-linked derivatives may be subject to various risks generally associated with derivatives, including liquidity risk, volatility, market risk and other risks described below.  In addition, to the extent that the returns payable to the Fund from a hedge fund-linked derivative are linked to the investment returns of a particular underlying hedge fund strategy, such investment may also involve risks typically associated with direct investments in such hedge fund strategy.  These include the risk that a concentrated exposure to a particular hedge fund strategy could subject the Fund to adverse market conditions, increased competition affecting those strategies, and legislative or regulatory changes affecting those strategies.  HFRXEW Strategies, for example, comprise multiple hedge fund managers employing multiple investment strategies.  As a result, it is possible that certain hedge fund managers may, at the same time, hold long and short positions in the same or related securities.  Such positions would create additional cost without the likelihood of resulting in additional positive returns for the Fund.  In addition, the failure of a particular hedge fund strategy to which the Fund is exposed may cause it to suffer losses.  Strategy-specific losses may result from excessive concentration by a particular underlying hedge fund manager in a particular investment, as well as from broad events that adversely affect particular strategies (e.g., illiquidity within a given market).  However, the Fund will attempt to minimize any strategy-specific losses by seeking a broad-based overall hedge fund exposure diversified across a spectrum of hedge fund strategies and managers.

Moreover, the sponsor of a hedge fund index may at any time modify the calculation or construction of the index, or may altogether discontinue or suspend its calculation and/or publication.  No index sponsor has any obligation or responsibility to the Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the Fund of any such modification, discontinuance or suspension.  The Fund is dependent upon certain services provided by the index sponsors, which include the furnishing of information regarding the composition of the indexes, and hedge fund managers underlying the indexes and the daily valuation of such hedge fund accounts.

When the Fund invests in hedge fund-linked derivatives, it is also assuming a credit risk with regard to parties with which it trades and therefore bears the risk of settlement default.  This risk may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.

The returns of hedge fund-linked derivatives typically will relate to the index chosen by the Adviser.  Hedge fund-linked derivatives normally will have economic leverage inherent in their terms.  For example, a swap could be designed so that the movement in the basket of securities underlying the swap would result in a gain or loss experienced by the Fund at a ratio approximating three to one of the movement of the underlying basket of securities or some other ratio selected by the Adviser.

The Fund will enter into hedge fund-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings.  In the event a counterparty’s rating falls below investment grade, the Adviser in its discretion will determine whether to dispose of such security.

Hedge Fund Strategies.  The various hedge fund strategies to which the Fund may have indirect exposure (via derivatives linked to hedge fund indexes) include convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.  The Fund’s exposure to these strategies is subject to change based on the construction of the index to which a derivative is linked.

Convertible Arbitrage.  Convertible arbitrage involves taking long positions in convertible securities and hedging those positions by selling short the underlying common stock. A hedge fund manager will, in an effort to capitalize on relative pricing inefficiencies, typically purchase long positions in convertible securities (generally convertible bonds, convertible preferred stock or warrants), and hedge a portion of the equity risk by selling short the underlying common stock.  Timing may be linked to a specific event relative to the underlying company, or a belief that a relative mispricing exists between the corresponding securities.

Distressed Securities.  Distressed securities managers invest in, and may sell short, include the securities of companies encountering significant financial or business difficulties, including companies which (i) may be engaged in debt restructuring or other capital transactions of a similar nature outside the jurisdiction of federal bankruptcy law, (ii) are subject to the provisions of federal bankruptcy law or (iii) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems.

Equity Hedge.  Equity hedge, also known as long/short equity, combines core long holdings of equities with short sales of stock or stock index options.  Equity hedge portfolios may be anywhere from net long to net short depending on market conditions.  Equity hedge managers generally increase net long exposure in bull markets, and decrease net long exposure or even are net short in a bear market.  Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline.  Stock index put options are also often used as a hedge against market risk.  Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.

Equity Market Neutral.  Equity market neutral strategies strive to generate returns in both up and down markets by selecting positions with a total net exposure of zero.  Managers will hold a large number of long equity positions and an equal, or close to equal, dollar amount of offsetting short positions for a total net exposure close to zero.  A zero net exposure is referred to as “dollar neutrality” and is a common characteristic of all equity market neutral managers.  By taking long and short positions in equal amounts, the equity market neutral manager seeks to neutralize the effect that a systematic change will have on values of the stock market as a whole.

Event-Driven.  Event-driven investment strategies or “corporate life cycle investing” involves investments in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate transactions.  Event-driven trading involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it.  The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes.  As such, event-driven trading embraces merger arbitrage, distressed securities, value-with-a-catalyst, and special situations investing.

Macro.  Macro strategies attempt to identify extreme price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets.  To identify extreme price valuations, managers generally employ a top-down global approach that concentrates on forecasting how global macroeconomic and political events affect the valuations of financial instruments.  These approaches may be systematic trend following models, or discretionary.  The strategy has a broad investment mandate, with the ability to hold positions in practically any market with any instrument.  The success of this strategy depends upon the managers correctly anticipating price movements in global markets and having the flexibility to use any suitable investment approach to take advantage of extreme price valuations.

Merger Arbitrage.  Merger arbitrage, also known as risk arbitrage, involves investing in securities of companies that are the subject of some form of extraordinary corporate transaction, including acquisition or merger proposals, exchange offers, cash tender offers and leveraged buy-outs.  These transactions will generally involve the exchange of securities for cash, other securities or a combination of cash and other securities.  Typically, a manager purchases the stock of a company being acquired or merging with another company, and sells short the stock of the acquiring company.  The success of this strategy usually is dependent upon the proposed merger, tender offer or exchange offer being consummated.

Relative Value Arbitrage.  Relative value arbitrage is a multiple investment strategy approach.  The overall emphasis is on making “spread trades” which derive returns from the relationship between two related securities rather than from the direction of the market.  Generally, managers will take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted.  Profits are derived when the skewed relationship between the securities returns to normal.  Relative value strategies may include forms of fixed income arbitrage, including mortgage-backed arbitrage, merger arbitrage, convertible arbitrage, statistical arbitrage, pairs trading, options and warrants trading, capital structure arbitrage, index rebalancing arbitrage and structured discount convertibles arbitrage.

Information Concerning Commodity-Linked Notes and Hedge Fund-Linked Notes (collectively, the “Notes”).  The value of a commodity-linked note is primarily linked to the price movements of physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.  The value of a hedge fund-linked note is primarily linked to the value of a hedge fund index (such as the HFRXEW Index).

The Notes in which the Fund invests are typically issued by a bank, other financial institution or with respect to commodity-linked notes, a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund’s investment needs.

A typical Note may have the following characteristics:

•                  Issuer: A bank, other financial institution or commodity producer with respect to commodity-linked notes.

•                  Maturity: Commodity-Linked Notes (12-18 months); Hedge Fund Linked Notes (36-60 months).

•                  Purchase Price:  The Fund purchases a Note at a specified face value, for example $100 or $1,000.

•                  Payment Characteristics:  The Fund receives an interest payment at a fixed coupon rate determined at the time of purchase.  With respect to commodity-linked notes, the Fund also receives a payment at maturity that is based on the price movement of the underlying commodity, for example heating oil, or a commodity index, (e.g., the S&P GSCI).  This payment will typically be an amount that is a multiple of the price increase or decrease of the underlying commodity or commodity index.  With respect to hedge fund-linked notes, the Fund receives a payment at maturity that is based on the performance of the underlying hedge funds.  This payment will typically be an amount that is a multiple of the price increase or decrease of the underlying hedge-fund index.

•                  “Put” and Automatic Redemption Features:  The Fund typically has the right to “put” (or sell) a commodity-linked note to the issuer at any time, at a price based on the commodity-linked note’s face value as adjusted to reflect the price movement of the underlying commodity, commodity futures or option contract, commodity index, or other economic variable.  The Fund typically has the right to “put” (or sell) a hedge fund-linked note to the issuer at any time, at a price based on the hedge fund-linked note’s face value as adjusted to reflect the price movement of the underlying hedge funds.  A typical Note also provides that the issuer will automatically repurchase the Note from the Fund if the value of the Note decreases to a specified level, which would occur if the price of the underlying commodity, commodity futures or option contract, commodity index or hedge fund index, which ever the case may be, reached a level specified under the terms of the Note.

The Fund can negotiate with the issuer to modify any of the typical characteristics described above.  For example, the Fund can negotiate to extend or shorten the maturity of a Note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate.

“Swap” Derivative Transactions.  The Fund may enter into interest rate, securities index (including hedge fund indexes), commodity, or security and currency swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread.  The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular foreign currency, or a “basket” of securities representing a particular index.  Swap agreements may also include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange.  Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.”  Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amount differences themselves.  The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indexes, or rates covered by the swap agreement.  Swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that are rated investment grade and that the Adviser reasonably believes are capable of performing under the swap agreements.  If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.  Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 (the “Code”) may limit the Fund’s ability to use swap agreements.  The swaps market is largely unregulated.

The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Commodity Futures.  The Fund may trade in commodity futures (and related options).  Commodities refers to real assets such as energy, agriculture, livestock, industrial metals, and precious metals as well as intangibles such as indexes, financial instruments and other interests.  A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed upon when the contract is made.  The buyer of the futures contract is not entitled to ownership of the underlying commodity until expiration of the contract.  In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, standardization of expiration dates, contract sizes and other contract terms, and the availability of a liquid market.  As discussed above, futures markets specify the terms and conditions of delivery and may specify the maximum permissible price movement during a trading session.  Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds.  To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of

Fund shares, may be subject to greater volatility.

Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time for speculative purposes.  These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.  The futures clearinghouse marks every futures contract to market at the end of each trading day and requires that all losses and gains be paid out on a daily basis.  This process of marking-to-market is designed to prevent losses from accumulating in any futures account.  Therefore, if the Fund’s futures positions have declined in value, the Fund will be required to post additional margin to cover this decline.  Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

As in the financial futures markets, there are hedgers and speculators in the commodity futures markets.  However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying physical commodity.  These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”).  To the extent that these storage costs change for an underlying commodity while the Fund holds long futures positions on that commodity, the value of the futures contract may change proportionately.

Hybrid Instruments (Indexed/Structured Securities).  “Hybrid Instruments,” including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument.  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or physical commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indexes and securities indexes (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate were lower than a specified level, and payoffs of less than par if rates were above the specified level.  Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements.  In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.  Reference is also made to the discussion of futures and options herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).  The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  Under certain conditions, the redemption (or sale) value of such an investment could be zero.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor.  Hybrid Instruments also may not be subject to regulation by the Commodity Futures Trading Commission (“CFTC”) (which generally regulates the trading of commodity futures by U.S. persons), the Securities and Exchange Commission (“SEC”) (which regulates the offer and sale of securities by and to U.S. persons) or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund.

Options

Options on Securities.  The Fund may write and purchase call and put options (including yield curve options) on any securities in which the Fund may invest.

When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period.  The Fund has retained the risk of loss, which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.”  A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased.  A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received.  Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income.  If the Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  Writing a call option entails the Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium.  A written call is covered to the extent that the Fund owns the securities subject to the option.  The premium the Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price.  However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price.  If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put.  Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund.  The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.  Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put.  The put may, however, be sold prior to expiration (whether or not at a profit.)

Buying a put on an investment the Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price.  The resale price of the put will vary inversely with the price of the underlying investment.  If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date.  In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.  As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold.  Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies.  The Fund may write and purchase puts and calls on foreign currencies.  A call written on a foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio.  A put option is “covered” if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option.  A call written by the Fund on a foreign currency is designed to provide a hedge against a decline in the U.S. dollar value of a security which the

Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate.  In such circumstances, the Fund collateralizes the option by maintaining with the Fund’s custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.  As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received.  The Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities Indexes.  As noted under “Hedging Strategies,” the Fund may write and purchase call and put options on securities indexes.  Puts and calls on broadly-based securities indexes are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures.  When the Fund buys a call on a securities index, it pays a premium.  During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call.  That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference.  When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put.  That cash payment is determined by the multiplier, in the same manner as described above as pertaining to calls.

Futures Contracts and Options on Futures

Futures.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”).  The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name.  As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund’s current or intended investments in fixed income securities.  For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts.  Such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio.  However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.  If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices.  Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized.  At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices.  For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the futures position.  When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.  As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

As noted above, the Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates.  Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant.  The Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar.  In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies.  When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures.  As noted above, the Fund may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures.”)

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund’s portfolio.  If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.  If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

The Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract.  For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling a futures contract, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option.  If the market decline does not occur, the Fund will suffer a loss equal to the price of the put.  Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase calls on futures, rather than purchasing the underlying futures contract.  If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.

However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Additional Information About Options.  The Fund’s custodian, or a securities depositary acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction.  OCC will release the securities on the expiration of the option or upon the Fund’s entering into a closing transaction.

The Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The Fund’s option activities may affect its turnover rate and brokerage commissions.  The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover.  Although such exercise is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.  The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call.  Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments.  Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage.  The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty.  In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.  It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option.  As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.  The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser.  In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Limitations on entering into Futures Contracts.  The Fund has an operating policy which provides that it will not enter into futures contracts or write put or call options with respect to futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements.  The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund.  The Fund bases its asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.  Generally, these require that the

Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis.  With respect to futures contracts that are not contractually required to “cash-settle,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value.  With respect to futures contracts that are contractually required to “cash-settle,” however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

Hedging Strategies.  The Fund may also use interest rate futures contracts, stock and bond index futures contracts, commodity futures and futures contracts on U.S. Government Securities (together, “futures”); call and put options on equity and debt securities, futures, stock and bond indexes and foreign currencies (all the foregoing referred to as “Hedging Instruments”).  The Fund may use Hedging Instruments for temporary defensive purposes or for income enhancement.  Puts and calls on securities, interest rate futures or stock and bond index futures or options on such futures purchased or sold by the Fund will normally be listed on a national securities or futures exchange or on U.S. over-the-counter markets.  However, the Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed income securities.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

To the extent authorized to do so, the Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

The Fund may use spread transactions for any lawful purpose consistent with the Fund’s investment objective.  The Fund may purchase covered spread options from securities dealers.  Such covered spread options are not currently exchange-listed or exchange-traded.  The purchase of a spread option gives the Fund the right to put (sell) a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark.  The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs.  In addition, there is no assurance that closing transactions will be available.  The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

The Fund’s strategy of hedging with futures and options on futures will be incidental to its activities in the underlying cash market.  When hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could: (i) sell futures; (ii) purchase puts on such futures or securities; or (iii) write calls on securities held by it or on futures.  When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, and the Fund could: (i) purchase futures, or (ii) purchase calls on such futures or on securities.  When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund could: (i) purchase puts on that foreign currency and on foreign currency futures; or (ii) write calls on that currency or on such futures. Additional information about the Hedging Instruments the Funds may use is provided below.

Possible Risk Factors in Hedging

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Adviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used.

In addition to the risks discussed above, there is also a risk in using short hedging by selling futures to attempt to protect against decline in value of the Fund’s portfolio securities (due to an increase in interest rates) that the prices of such futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities.  The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets.  First, all participants in the futures markets are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying futures and/or calls on such futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

Regulatory Aspects of Derivatives and Hedging Instruments.  Pursuant to a claim for exemption filed with the CFTC on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA.  Neither SunAmerica nor Pelagos is deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund.

Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers.  Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser.  Position limits also apply to futures.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.  Due to requirements under the 1940 Act, when the Fund purchases or sells a future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.

Other Derivatives Strategies.  In the future, the Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with the Fund’s investment objective and legally permissible.

Use of Segregated and Other Special Accounts.  Many derivative transactions, in addition to other requirements, require that the Fund earmark or segregate cash and/or liquid securities to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by the Fund to pay the value of or deliver commodities, securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate.

OTC options entered into by the Fund, including those on commodities, securities, financial instruments or indexes, will generally provide for cash settlement.  As a result, when the Fund writes these options it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  OTC and exchange listed options sold by the Fund other than those listed above generally settle with physical delivery, and the Fund will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and any daily variation margin, in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or deliver commodities, securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

With respect to swaps, the Fund will accrue the net mark-to-market amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess.

Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligations in related options and derivative transactions.

Illiquid and Restricted Securities.  No more than 15% of the value of the Fund’s net assets, determined as of the date of purchase, may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.  Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale.  Adverse market conditions could impede a public offering of such securities.  When purchasing unregistered securities, the Fund will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees or Adviser, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction.  This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities.  In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument.  The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees.  In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).  Subject to the applicable limitation on illiquid securities investments, the Fund may acquire securities issued by the United States government (“U.S. government”), its agencies or instrumentalities, in a private placement.

Commercial paper issues in which the Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction.  Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.  Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above.  The Fund’s 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees.  The Trustees have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid.  The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Fixed Income Securities.  The Fund may invest in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate.  Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future.  Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation.  Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates.  The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted.  Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount.  The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates—when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise.  The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations.  Long-term instruments are generally more sensitive to these changes than short-term instruments.  The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The fixed income securities in which the Fund invests will primarily be investment grade; however, the Fund may invest in fixed income securities rated below investment grade.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s Rating Service (“S&P”) (AAA, AA, A or BBB, including the + or — designations) or by Moody’s Investors Service (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser to be of comparable quality.  The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  As a consequence of the foregoing, the opportunities for income and gain may be limited.  The Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and the Adviser in its discretion will determine whether to dispose of such security.

Risks of Investing in Lower Rated Bonds

Fixed income securities in which the Fund may invest include those in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody’s or BB or lower by S&P’s (and comparable unrated securities) (commonly known as “junk bonds”).  For a description of these and other rating categories, see the Appendix.  No minimum rating standard is required for a purchase by the Fund.

Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities.  High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies.  It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities;

(e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

High yield bonds, like other bonds, may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors.  Conversely, a high yield bond’s value will decrease in a rising interest rate market.

There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds.  Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales.  As a result, the Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired.  Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

Ratings assigned by Moody’s and S&P’s to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds.  However, such ratings do not assess the risk of a decline in the market value of those bonds.  In addition, ratings may fail to reflect recent events in a timely manner and are subject to change.  If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio.  Investment in high yield bonds may make achievement of the Fund’s objective more dependent on the Adviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions.  In addition, yields on such bonds will fluctuate over time.  An economic downturn could severely disrupt the market for high yield bonds.  In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds.  For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates.  Upon a default, bondholders may incur additional expenses in seeking recovery.

As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities.  This volatility may result in an increased number of redemptions from time to time.  High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds

Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”).  Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value.  PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.  Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest.  The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund’s distribution obligations.

U.S. Government Securities.  The Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance.  The Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government.  These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government.  All of the foregoing are referred to collectively as “U.S. government securities.”  Securities issued or guaranteed by agencies or instrumentalities are supported by:  (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer.  No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law.  In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

The Fund may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value.  In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s net asset value will be affected by those fluctuations.

Zero-Coupon Securities Issued by the U.S. Treasury.  The Fund may invest in zero-coupon securities issued by the U.S. Treasury.  Zero-coupon U.S. government securities are:  (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.  Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond.  Since there are no periodic interest payments to reinvest, there is no reinvestment risk.  The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold.  Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  Because the Fund accrues taxable income from these securities without receiving cash, the Fund may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.  The Fund might also sell securities to maintain liquidity.

Zero-Coupon Bonds Issued by GNMA, FNMA and FHLMC.  In addition, the Fund may invest in zero-coupon bonds issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Association (“FHLMC”), and other government sponsored entities, provided that the securities are rated AAA by S&P and Aaa by Moody’s at the time of purchase.

Coupon Bearing U.S. Government Securities.  The Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.  For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government.  They are of the highest possible credit quality.  These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS.  In addition to the U.S. government securities discussed above, the Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury.  STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities.  The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).  Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

Treasury Inflation-Protected Securities.  The Fund may invest in U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.  Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS.  In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS.  If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond.  If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure.  There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time.  As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

To the extent that the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year.  If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives.  Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Money Market Instruments.  The following is a brief description of the types of U.S. dollar denominated money market securities in which the Fund can invest.  Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities.  They must be rated in the highest rating categories by Moody’s or S&P, or other rating organizations whose ratings are described in the Appendix.  They may have fixed, variable or floating interest rates.  The Fund may invest in the following money market instruments:

U.S. Government Securities.  These include obligations issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities, as described above.

Bank Obligations.  The Fund can buy time deposits, certificates of deposit and bankers’ acceptances.  They must be obligations issued or guaranteed by a domestic bank  (including  a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion.  “Banks” include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Fund will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Commercial Paper.  The Fund can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody’s or other rating organizations.  If the paper is not rated, it may be purchased if the Adviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation.  The Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality.  This includes commercial paper that is rated in the two highest categories by S&P and by Moody’s.

The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

Recent Market Events.  The fixed income markets recently  experienced a period of extreme volatility which negatively affected market liquidity. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments experienced(and some continue to experience) liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also  experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yield to decline, and putting additional downward pressure on the prices of other securities. Such events  have had and may continue to have an adverse effect on the Funds

Equity Securities.  Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.  As part of its hedge fund index replication strategy, the Fund may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder.  Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Foreign Securities.  Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.  The Fund is authorized to invest without limitation in foreign securities.  The Fund may purchase securities issued by issuers in any country provided that the Fund may not invest more than 25% of its total assets in the securities issued by entities domiciled in any one foreign country.

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositaries.  Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR.  The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities.  The Fund may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties.  The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days.  The Fund may also execute trades on the U.S. markets using existing ADRs.  A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer.  Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  For purposes of the Fund’s investment policies, the Fund’s investments in these types of securities will be deemed to be investments in the underlying securities.  Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security.  EDRs, in bearer form, are designed for use in the European securities markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.  An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.  Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.  The Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations.  Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.  The Fund’s investments in emerging market countries will not exceed 10% of the Fund’s net assets.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency.  Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Fund’s non-dollar securities in terms of U.S. dollars.  A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities.  Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of the Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities.  The inability to dispose of Fund securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

Eurodollar Instruments.  To the extent authorized to do so, the Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to LIBOR although foreign currency denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR to which many interest rate swaps and fixed income instruments are linked.

Foreign Sovereign Debt Securities.  Investing in foreign sovereign debt securities may expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries.  The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.  If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The Fund’s investments in foreign sovereign debt securities may be in securities that are investment grade or below investment grade.

Investment Company Securities.  The Fund may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. The Fund may also invest in exchange traded funds (“ETFs”).  Most ETFs are investment companies and therefore, the Fund’s purchase of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

The Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets.  The Fund may invest also in foreign investment companies that invest in such markets.  Some of the countries in which the Fund invests may not permit direct investment by foreign investors such as the Fund.  Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies.  In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

Unless exemptive relief is granted under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company.  The Fund will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

The Fund may invest in passive foreign investment companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income.  Passive income includes dividends, interest, royalties, rents and annuities.  To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences (see discussion below under the title “Dividends, Distributions and Taxes”).

Short-Term and Temporary Defensive Instruments.  In addition to its primary investments, the Fund, except as described below, may invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments: (a) for liquidity purposes (to meet redemptions and expenses); or (b) to generate a return on idle cash held in the Fund’s portfolio during periods when the Adviser is unable to locate favorable investment opportunities.  For temporary defensive purposes, the Fund may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality).

Short-Term Taxable Securities.  “Short-Term Taxable Securities” mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody’s or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime-2 or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least “A” by either of such rating services; certificates of deposit and bankers’ acceptances of banks having assets in excess of $2 billion.

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages.  The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities.  However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates.  These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans.  Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates.  Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations.  Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest.  Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.  The occurrence of prepayments is affected by a wide range of economic, demographic and social factors.  Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools.  The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline.  When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities.  The reinvestment of scheduled principal payments and unscheduled prepayments that the Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund.  Monthly interest payments received by the Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually.  Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates.  Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount.

The value of FNMA’s and FHLMC’s securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas FNMA and FHLMC could buy, and until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates.  GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages.  GNMA Certificates that the Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veterans Administration (“VA”).  The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S.  The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.  As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer.  The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates.  First, GNMA Certificates may trade in the secondary market at a premium or discount.  Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned.  Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it.  For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”).  PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.  The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages.  However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments.  The expected average life of these securities is approximately ten years.  The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates.  The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”).  FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool.  FNMA guarantees timely payment of interest and principal on FNMA Certificates.  The FNMA guarantee is not backed by the full faith and credit of the U.S. government.  However, FNMA guarantees timely payment of interest on FNMA Certificates and on the full return of principal.

Collateralized Mortgage Obligations.  Another type of mortgage-backed security in which the Fund may invest is a collateralized mortgage obligation (“CMO”).  CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer).  Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages.  Payments with respect to the underlying mortgages generally are made to the trustee under the indenture.  Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.  CMOs often are issued in two or more classes with varying maturities and stated rates of interest.  Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence.  Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid.  In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.  Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act.  The Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 5% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief.  In reliance on SEC staff interpretations, the Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

Stripped Mortgage-Backed Securities. The Fund may also invest in stripped mortgage-backed securities.  Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which the Fund invests.  A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class).  The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund’s yield.  While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s net asset value per share.  Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to the Fund’s limitation on investments in illiquid securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities.  In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Warrants and Rights.  The Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years).  Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock.  The prices of warrants do not necessarily move with the prices of the underlying securities.  If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof.

Investment in warrants is a speculative activity.  Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.  Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Short Sales.  The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales).  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  Until the Fund replaces a borrowed security, the Fund, on a daily basis, will segregate and maintain cash or liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in a security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

The Fund may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

The Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 5% of its net assets would be subject to such short sales.  The Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

Real Estate Investment Trusts (“REITs”).  The Fund may invest in REITs.  REITs are trusts that invest primarily in commercial real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Diversification.  The Fund is classified as “diversified” for purposes of the 1940 Act.  The Fund intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Code. To qualify as a regulated investment company under the Code, the Fund must, among other things, diversify its holdings (see discussion below under the title “Dividends, Distributions and Taxes”).

Borrowing.  As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  While the Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund’s volatility and the risk of loss in a declining market.  Borrowing by the Fund will involve special risk considerations.  Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Portfolio Turnover.  The Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objective.  Portfolio turnover generally involves some expense to the Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders.  The Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year.

Interfund Borrowing and Lending Program.  The Trust has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate.  The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies (for instance, money market funds would normally participate only as lenders).  Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days.  Loans may be called on one business day’s notice.  The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.  Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.  The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Loans of Portfolio Securities.  Consistent with applicable regulatory requirements, the Fund may lend securities in amounts up to 33% of its total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 100% of the market value, determined daily, of the loaned securities.  In lending its securities, the Fund receives income while retaining the securities’ potential for capital appreciation.  The advantage of these loans is that the Fund continues to receive the interest on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements.  A loan may be terminated by the borrower on one business day’s notice or by the Fund at any time.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of securities will only be made to firms deemed by the Adviser to be creditworthy.  On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price of the loaned security during the loan would inure to the Fund.  The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan.

Future Developments.  The Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws.  The Fund’s Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

Investments in the Wholly-Owned Subsidiary.  Investments in the Subsidiary are expected to provide the Fund with exposure to the commodities markets and hedge funds within the limitations of Subchapter M of the Code and recent IRS revenue rulings, as discussed below under “Dividends,

Distributions and Taxes.”  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.  Because the Fund will wholly own and control the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and advised by Pelagos, it is unlikely that the Subsidiary will take actions contrary to the interests of Fund and its shareholders.

It is expected that the Subsidiary will invest primarily in commodity-linked and hedge fund-linked derivatives, including swaps, structured notes, options, futures and options on futures.  Until the Fund obtains the private letter ruling it is seeking from the IRS, the Subsidiary will limit its investments to hedge fund-linked notes.  Accordingly, the Adviser’s investment flexibility will temporarily be constrained, which may affect the Fund’s performance.  The Subsidiary may also invest in U.S. Government securities and other fixed income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivatives and other securities, which are discussed elsewhere in the Prospectus and this SAI.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations.  The Fund intends to rely on a private letter ruling from the IRS with respect to its investment in the Subsidiary.  However, there can be no assurance that the IRS will issue such a ruling.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.  For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

NEW FUND RISKS

The Fund is a relatively new Fund, with limited operating history, which may result in additional risk.  There can be no assurance that this Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate this Fund.  While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

INVESTMENT RESTRICTIONS

The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  A “majority of the outstanding voting securities” of the Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.  Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, the Fund may not:

1.                                       issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                                       concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                       act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

4.                                       purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

5.                                       make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional restrictions are not fundamental policies and may be changed by the Board without a shareholder vote.  The Fund may not:

1.                                       purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make initial and variation margin payments in connection with futures and options transactions;

2.                                       make investments for the purpose of exercising control or management; and

3.                                       invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States.  Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the

Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex.  Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.”  Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

DISINTERESTED TRUSTEES

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
Jeffery S. Burum DOB: February 27, 1963	Trustee	2004 to Present	Founder and Chairman of National Community Renaissance (1993 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to Present).	29	Director, Diversified Pacific Opportunity Fund I, LLC (2008 to present); Director, Vandalia Heritage Foundation (1998 to present)
Dr. Judith L. Craven DOB: October 6, 1945	Trustee	2004 to Present	Retired	78	Director, Belo Corp. (1992 to Present); Director, Sysco Corp. (1996 to Present); Director, Luby’s, Inc. (1998 to Present).
William F. Devin DOB: December 30, 1938	Trustee	2004 to Present	Retired	78	Director, Boston Options Exchange (2001 to Present).
Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	2004 to Present	Attorney, solo practitioner	39	Director, North European Oil Royal Trust (1996 to Present).

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
Stephen J. Gutman DOB: May 10, 1943	Trustee	2004 to Present	Vice President, Corcoran Group (Real Estate) (2003 to Present); President and Member of Managing Directors, Beau Brummell SoHo LLC (licensing of menswear specialty retailing and other activities) (1988 to 2006).	39	None
William J. Shea DOB: February 9, 1948	Trustee	2004 to Present	Managing Partner, DLB Capital, LLC (Private Equity) (2006 to Present).	39

Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001); Executive Chairman, Lucid, Inc. (2007 to Present); Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to Present); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoullas Supermarkets (1999 to Present).

INTERESTED TRUSTEE

Peter A. Harbeck(4) DOB: January 23, 1954	Trustee	2004 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	87	None

OFFICERS

John T. Genoy DOB: November 8, 1968	President	December 2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica	N/A	N/A

(2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).
Donna M. Handel DOB: June 25, 1966	Treasurer	2004 to Present	Senior Vice President, SunAmerica (2004 to Present).	N/A	N/A
James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006).	N/A	N/A
Gregory N. Bressler DOB: November 17, 1966	Chief Legal Officer and Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management L.P. (2004 to 2005).	N/A	N/A
Cynthia A. Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer	2004 to Present	Vice President, SunAmerica (2002 to Present); Chief Compliance Officer, SunAmerica (2002 to 2006).	N/A	N/A
Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2004 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A
Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2004 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present); Vice President and Associate General Counsel, SunAmerica (2002 to 2005).	N/A	N/A
Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006 to Present	Senior Compliance Manager, SunAmerica (2006 to Present); Vice President, Credit Suisse Asset Management, LLC (2001 to 2006); Chief Compliance Officer, Credit Suisse	N/A	N/A

Alternative Funds (2005 to 2006); Chief Compliance Officer, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed on pages 45-46.

(2)

The term “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser. The “fund complex” includes the Trust (3 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”) (2 funds), SunAmerica Equity Funds (“SAEF”) (3 funds), SunAmerica Income Funds (“SAIF”) (5 funds), SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund), SunAmerica Focused Series, Inc. (“Focused”) (14 portfolios), Anchor Series Trust (“AST”) (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), VALIC Company I (33 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (35 portfolios), Season Series Trust (24 portfolios) and Brazos Mutual Funds (4 portfolios).

(3)

Directorships of Companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of SACS.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust.  Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica.

The Board of Trustees has established four committees, i.e., Audit, Nomination and Compensation, Ethics and Governance.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees.  The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm.  The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica.  The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee of the Trust are Messrs. Burum, Devin, Eisenstat, Gutman, Shea and Dr. Craven.  Messrs. Shea, Eisenstat and Gutman each receive $2,500 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)*, AST and SASFR.  Mr. Devin and Dr. Craven receive $1,666.66 per meeting for serving on the Audit Committees of SAMF and SASFR and Mr. Burum receives $1,666.66 for serving on the Audit Committees of SAMF.  Mr. Shea receives a $5,000 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST.  The Audit Committee met five times during the fiscal year ending October 31, 2009.

The Nomination and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted

* SAMF consists of the Trust, SAEF, SAIF, Focused and SAMMF.

upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings.  The Nominating Committee will consider candidates proposed by shareholders for election as Trustees.  The members of the Nominating Committee are Messrs. Devin, Gutman and Shea, with Mr. Gutman serving as Chairman.  Mr. Gutman receives a $1,500 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin and Shea each receive a $1,000 annual retainer for serving as a member of the Nominating Committees of SAMF, AST (Mr. Shea only) and SASFR. Messrs. Devin and Shea receive $500 per scheduled meeting ($250 for telephonic meetings) and Mr. Gutman, as Chairman, receives $600 per meeting ($300 per telephonic meeting).  The Nominating and Compensation Committee met two   times during the fiscal year ended October 31, 2009.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation.  The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate.  The members of the Ethics Committee are Messrs. Burum, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman.  Dr. Craven receives a $1,500 annual retainer for serving as Chairman of the Ethics Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Ethics Committee of SAMF, AST (Messrs. Gutman and Shea only) and SASFR (Messrs. Gutman and Shea only).  Messrs. Burum, Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting) and Dr. Craven, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Ethics Committee met one time during the fiscal year ended October 31, 2009.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board.  The members of the Governance Committee are Messrs. Burum, Gutman, Devin and Shea, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,500 annual retainer for serving as Chairman of the Governance Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Governance Committees of SAMF, AST (Messrs. Gutman and Shea only) and SASFR (Messrs. Gutman and Shea only).  Messrs. Burum, Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting) and Mr. Devin, as Chairman, receives $600 per meeting ($300 per telephonic meeting).  The Governance Committee met one   timeduring the fiscal year ended October 31, 2009.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2009.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Jeffery S. Burum	None	$100,001-$500,000
Dr. Judith K. Craven	None	None
William F. Devin	None	$100,001-$500,000
Samuel M. Eisenstat		$10,001-$50,000
Stephen J. Gutman		$1-$10,000
William J. Shea	None	None

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Peter A. Harbeck	None	$500,001-$1,000,000

Trustee Compensation.

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors.  Specifically, each Disinterested Trustee of SAMF receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $49,500 in annual compensation ($74,250 in annual compensation for the Chairman of the Board).  Each Disinterested Trustee of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman of the Board).  Each Disinterested Trustee of SASFR receives $900 for each quarterly meeting attended ($1,350 for the Chairman of the Board) and $3,600 in annual compensation ($5,400 for the Chairman of the Board).  Each Disinterested Trustee of AST receives $20,000 in annual compensation ($30,000 in annual compensation for the Chairman of the Board).  Each Disinterested Director of FGF and FGI also receives an annual amount of $5,250 ($7,875 for the Chairman of the Board) per fund.

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees.  The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)* or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an “Eligible Trustee”).  Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

* Includes SAMF, FGF, FGI, AST  and SASFR

† SAMF, AST and SASFR have adopted the Retirement Plan.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds.  An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things:  (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

Prior to December 31, 2008, the active Participants (Dr. Craven and Messrs. Devin, Eisenstat and Gutman) elected to receive a distribution of their entire Retirement Plan account balance in 2009 pursuant to the amendments to the Retirement Plan described above. In January 2009, these account balances were paid to the active Participants as follows: Dr. Craven, $137,686(Participant since 2006; Director/Trustee in Fund Complex since 2001); Mr. Devin, $263,092 (Participant since 2003, Director/Trustee in Fund Complex since 1998); Mr. Eisenstat, $725,345 (Participant since 1995; Director/Trustee in Fund Complex since 1985); and Mr. Gutman, $701,239 (Participant since 1994; Director/Trustee in Fund Complex since 1984).  As a result, such active Participants will not be entitled to any future payments (annual or otherwise) under the Retirement Plan.  Mr. Burum and Mr. Shea were not eligible Participants in the Retirement Plan and, therefore, had no accrued balances as of December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended October 31, 2009.  Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.

COMPENSATION TABLE

TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	TOTAL COMPENSATION FROM REGISTRANT AND FUND COMPLEX PAID TO DIRECTORS/ TRUSTEES*
Judith L. Craven ***	$6,516	$235,492
William F. Devin ***	5,708	261,800
Samuel M. Eisenstat	9,040	192,050
Stephen J. Gutman	6,384	136,400
Jeffrey S. Burum ***	6,711	105,167
William J. Shea	6,423	137,200

*  Information is as of October 31, 2009 for the investment companies in the complex that pay fees to these Trustees.  The complex consists of SAMF, FGF, FGI, AST, SASFR, VALIC Company I and VALIC Company II.

***  Mr. Devin and Dr. Craven are also Trustees of VALIC Company I and VALIC Company II.  Mr. Burum, Mr. Devin, and Dr. Craven are not Trustees of AST.  Mr. Burum is not a Director of SASFR.

As of January 29, 2010, the Trustees and officers of the Fund as a group beneficially owned less than 1% of each class of the Fund’s total outstanding shares.

Control Persons and Principal Holders of Securities.  A shareholder who owns beneficially, directly or indirectly, 25% or more of the Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The following shareholders owned of record or beneficially 5% or more of the Fund’s Class’ shares outstanding as of January 29, 2010:

Class	Holder and Address	Percentage Owned
A	SunAmerica Focused Multi-Asset Strategy Fund Attn: Greg Kingston 2929 Allen Parkway #A8-10 Houston, TX 77019-2118	33.65%
A	SunAmerica Focused Balanced Strategy Fund Attn: Greg Kingston 2929 Allen Parkway #A8-10 Houston, TX 77019-2118	21.42%
A	Charles Schwab & Co Inc Spec Custody For Benefit of Cust Attention: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	17.87%
C	Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers	19.41%

	Attention: Service Team Sec#97ME8 4800 Deer Lake Drive East 2nd Floor Jacksonville FL 32246-6484
W	Charles Schwab & Co Inc Spec Custody For Benefit of Cust Attention: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	12.05%
W	SEI Private Trust Co FBO ID 370 One Freedom Valley Drive Oaks, PA 19456-9989	16.37%
W	Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attention: Service Team Sec#97ME8 4800 Deer Lake Drive East 2nd Floor Jacksonville FL 32246-6484	57.67%
W	RS Group Trust Co C/O Retirement Systems Consultants 3 Enterprise Drive STE 105 Shelton, CT 06484-4694	5.66%

MANAGER, ADVISER, PERSONAL SECURITIES TRADING,
DISTRIBUTOR AND SERVICING AGENT

Manager

SunAmerica, which was organized as a Delaware corporation in 1982, is located at  Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311, and acts as adviser to the Fund pursuant to the Investment Advisory and Management Agreement dated September 1, 2008 with the Trust, on behalf of the Fund.  SunAmerica also serves as adviser to the Subsidiary.  SunAmerica is an indirect wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”).  As of December 31, 2009, SunAmerica managed, advised and/or administered assets of approximately $40.5 billion.

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad.

On March 4, 2009, AIG, the ultimate parent of SunAmerica, SACS and SAFS, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders.

The Trust has approximately 79.9% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.9% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

Under the Investment Advisory and Management Agreement with respect to the Fund,  SunAmerica provides various administrative services and supervises the business affairs of the Fund, subject to general review by the Trustees.  SunAmerica has delegated portfolio management to the Adviser.

SunAmerica has retained the Adviser to manage the investment portfolio of the Fund, pursuant to a Subadvisory Agreement dated September 1, 2008.  Retention of the Adviser in no way reduces the responsibilities or obligations of SunAmerica under the Investment Advisory and Management Agreement with respect to the Fund and SunAmerica shall be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

Except to the extent otherwise specified in the Investment Advisory and Management Agreement with respect to the Fund, the Fund pays, or causes to be paid, all other expenses of the Trust and the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Funds, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Fund, the Fund will pay SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Fund.  The Investment Advisory and Management Agreement with respect to the Fund will continue in effect until August 31, 2010, and from year to year thereafter if such continuance is approved in the manner required by the Investment Company Act of 1940, as amended.  The Investment Advisory and Management Agreement with respect to the Fund is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event it is “assigned” by SunAmerica (as defined in the Investment Advisers Act of 1940, as amended).

As discussed in “Investment Objective and Policies” above, the Fund may pursue its investment objective by investing in its Subsidiary.  The Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Subsidiary.  SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary to SunAmerica.  This waiver may not be terminated by

SunAmerica, and will remain in effect for as long as SunAmerica’s contract with the Subsidiary is in place.

The Advisory Agreement with respect to the Subsidiary will continue in effect until terminated.  The Advisory Agreement with respect to the Subsidiary is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by SunAmerica (as defined in the Investment Advisers Act of 1940, as amended); or (ii) the Investment Advisory and Management Agreement between the Trust, acting for and on behalf of the Fund, and SunAmerica is terminated.

SunAmerica has retained the Adviser to manage the investment portfolio of the Subsidiary, pursuant to a separate subadvisory agreement.  Retention of the Adviser in no way reduces the responsibilities or obligations of SunAmerica under the Advisory Agreement with respect to the Subsidiary and SunAmerica shall be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

The following table sets forth the total advisory fees incurred by the Fund pursuant to the Investment Advisory and Management Agreement for the fiscal year ended October 31, 2009 and the amount of advisory fees waived during this same period.

Advisory Fees

2009
$2,144,983

Advisory Fees Waived

2009
$116,620

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below.

	Annual Total Fund Operating Expenses* (as a percentage of average daily net assets)
Fund Name	Class A	Class C	Class W
SunAmerica Alternative Strategies Fund	1.72%	2.37%	1.52%

* The fees and expenses associated with the Fund’s investment in the Subsidiary will be included in determining the amount of “annual fund operating expenses” for purposes of calculating the expense cap under the Expense Limitation Agreement, even though such fees and expenses are disclosed in the Fund’s Prospectus as “acquired fund fees and expenses.”

These fee waivers and expense reimbursements will continue indefinitely, unless terminated by the Board of Trustees, including a majority of the trustees who are deemed to be “disinterested persons” of the Trust, as defined under section 2(a)(19) of the 1940 Act (“Independent Trustees”).  For purposes of the Expense Limitation Agreement, Total Annual Fund Operating Expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to the Fund’s investors.  These waivers may be discontinued without notice to shareholders.  Further, any waivers or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.  The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund’s financial statements.  At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The following table sets forth the expense reimbursements made to the Fund by SunAmerica for the fiscal year ended October 31, 2009.

Expense Reimbursements

2009

Class A	Class C	Class W
$383,230	$9,592	$4,748

Adviser

The Fund and the Subsidiary are advised by Pelagos Capital Management, LLC, located at One International Place, 14th Floor, Boston, MA 02110, which is responsible for investment decisions for the Fund.  The Adviser was retained by SunAmerica to manage the investment portfolio of the Fund, pursuant to the Subadvisory Agreement with respect to the Fund.  The Adviser was retained by SunAmerica to manage the investment portfolio of the Subsidiary, pursuant to the Subadvisory Agreement with respect to the Subsidiary.

The Adviser is responsible for portfolio management for the Fund and the Subsidiary, selection of broker-dealers and negotiation of commission rates.

Pursuant to the Subadvisory Agreement with respect to the Fund, SunAmerica pays to the Adviser a subadvisory fee at the annual rate of 0.40% of average daily net assets of the Fund.  Pursuant to the Subadvisory Agreement with respect to the Subsidiary, SunAmerica pays to the Adviser a subadvisory fee at the annual rate of 0.40% of average daily net assets of the Subsidiary.  Pelagos has contractually agreed to waive the subadvisory fee it receives with respect to the Fund in an amount equal to the subadvisory fee paid by SunAmerica to Pelagos with respect to the Subsidiary.

This waiver may not be terminated by Pelagos and will remain in effect for as long as Pelagos’ contract with the Subsidiary is in place.

The following table sets forth the total subadvisory fees paid by SunAmerica to Pelagos pursuant to the Subadvisory Agreement for the fiscal year ended October 31, 2009 and the amount of subadvisory fees waived during this same period.

Subadvisory Fees

2009
$811,236

Subadvisory Fees Waived

2009
$46,648

INFORMATION REGARDING THE PORTFOLIO MANAGERS

Information about Pelagos Capital Management, LLC’s Portfolio Managers

The Adviser’s team of portfolio managers led by Stephen P. Burke are primarily responsible for the daily management of the Fund’s portfolio.  The other members of the Adviser’s team are John C. Pickart, CFA and Wayne D. Ryan, CAIA.  Two of the Funds’ portfolio managers, Stephen P. Burke and John C. Pickart, CFA, are the sole members of the Adviser (the “Members”).  The Members are not compensated directly based on Fund performance or other performance measurements, but instead receive compensation (if any) based on the Adviser’s overall profitability.

Wayne D. Ryan’s compensation consists of a fixed salary, discretionary bonus, and benefits.  The bonus he may receive is not directly tied to the Funds’ performance, but instead is based on subjective factors as determined by the Members, including overall profitability of the Adviser.

Other Accounts Managed by the Portfolio Manager

As of October 31, 2009, none of the Portfolio Managers had day-to-day management responsibilities for any other registered investment company, other pooled investment vehicle or other account.

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of October 31, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Stephen P. Burke	$50,001-$100,000
John C. Pickart	$10,001-$50,000
Wayne D. Ryan	None

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s Portfolio Managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts.  As the Adviser has recently commenced operations, none of the Portfolio Managers currently has day-to-day management responsibilities for any other fund or account, but they may have such responsibilities in the future.

SunAmerica, the Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for SunAmerica, the Adviser and the individuals that they employ. There is no guarantee, however, that these policies and procedures will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he manages.  If the structure of the Adviser’s advisory fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees; or performance-based management fees), the portfolio manager might he motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act.  These codes of ethics restrict the personal investing by certain access persons of the Fund in securities that may be held or purchased by the Fund to ensure that such investments do not disadvantage the Fund.  SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during the quarter.  The SunAmerica Code has been filed as an exhibit to the Fund’s previous registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus.

The Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code.  Further, Adviser reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust.  In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons (as defined in the SunAmerica Code) of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica  , to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund.  The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.  The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers.  The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing Prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature.  However, certain promotional expenses may be borne by the Fund (see “Distribution Plans” below).

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees.  The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund.  In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor.  In addition, the terms and conditions of any given promotional incentive may differ from firm to firm.  Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans

Rule l2b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors.  As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of the Fund have adopted Distribution Plans (the “Class A Plan” and the “Class C Plan,” and collectively, the “Distribution Plans”).

The Class A Plan provides for a distribution fee from the Fund at the annual rate of 0.10% of the average daily net assets of the Fund’s Class A shares.  Under the Class C Plan, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing this class of shares.  The distribution costs for which the Distributor may be reimbursed out of distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, Prospectus printing and distribution and compensation to wholesalers.  It is possible that in any given year the amount paid to the Distributor under the Class A or Class C Plan will exceed the Distributor’s distribution costs as described above.  The Distribution Plans also provide that each class of shares of the Fund may pay the Distributor an account maintenance fee for payments to broker-dealers for providing continuing account maintenance.  This account maintenance fee is up to 0.25% of the aggregate average daily net assets of Class A and Class C shares.

The following table sets forth the distribution and account maintenance fees the Distributor will receive from the Fund based on a percentage of average daily net assets:

		Account Maintenance
Class	Distribution Fee	Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Distribution Plans is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees.  A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund without approval of the shareholders of the affected class of shares of the Fund.  In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above.  A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund.  So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.  In their consideration of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

The following table sets forth the distribution and account maintenance fees the Distributor received from the Fund for the fiscal year ended October 31, 2009.

Distribution and Account Maintenance Fees

Class A	Class C
$672,023	$74,870

During the fiscal year ended October 31, 2009, the Distributor incurred the following expenses in connection with its distribution of the Fund’s shares:

	Class A	Class C
Compensation to underwriters	$—	$—
Compensation to sales personnel	$703,729	$107,565
Compensation to broker-dealers*	$362,994	$180,931
Advertising	$117,639	$4,999
Printing and mailing of prospectuses to other than current shareholders	$61,129	$1,142
Interest, carrying or other financial charges	$—	$—
Other #	$17,000	$1,922

*For Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.

# Includes miscellaneous printing and marketing overhead expenses.

The Distributor serves as distributor of Class W shares and incurs the expenses of distributing the Class W shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Trust, on behalf of Class W shares of the Fund, has entered into a Service Agreement (the “Class W Service Agreement”) with the Distributor to provide additional shareholders services to Class W shareholders.  Pursuant to the Class W Service Agreement, as compensation for services rendered, the Distributor receives a fee from the Fund of 0.15% of the daily net assets of the Fund’s Class W Shares. For the fiscal year ended October 31, 2009, the Distributor received $4,973  in service fees the from the Class W shares of the Fund under the Class W Service Agreement.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from  0.01 % to  0.12% of Fund assets serviced and maintained by the Financial Institution and/or from  0.05% to  0.30% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Fund in the  calendar year ended  December 31, 2009. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

American Financial Services, Inc.

Ameriprise Financial

Cambridge Investment Research Inc.

Charles Schwab & Co

D A Davidson & Company

FSC

Janney Montgomery

JJB Hilliard, WL Lyons

Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

Morgan Keegan

Morgan Stanley

Multi Financial Securities Corp.

National Financial Services/Fidelity Services

National Planning Corp.

Oppenheimer

Prudential

Raymond James & Associates

RBC Dain Rauscher

Robert W Baird

Royal Alliance

Sagepoint Financial

Salomon Smith Barney

Sigma Financial Corp.

Stifel, Nicolaus & Co, Inc.

SunSet Financial

TD AmeriTrade

Total Investment Management

UBS

VALIC Financial Advisors

Vanguard Group

Wachovia Securities

Walnut Street Securities

Wells Fargo

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Funds, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SAFS, the Transfer Agent or to the Distributor pursuant to the Service Agreement with respect to the Class W shares and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which   SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) an affiliate of  SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in

connection with certain services offered to the shareholders of the Fund.  Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services.  SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A and Class C shares subject to review and approval by the Trustees.  From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

The following table sets forth the fees that SAFS received from the Funds for the fiscal year ended October 31, 2009.

2009

Fund	Class A	Class C	Class W
Alternative Strategy Fund	$422,415	$16,471	$7,294

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility.  The Trust has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”).  The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent.  The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Trust and the Trust’s shareholders.  A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Trust proxies in accordance with the Policies.  The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to Funds, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.

The Trust is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda.  The Trust generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting.  The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.  The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Trust.  As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters.  The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources.  In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Trust’s shareholders.

Examples of the Fund’s Positions on Voting Matters.  Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•                  Vote on a case-by-case basis on proposals to increase authorized common stock;

•                  Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•                  Vote on a case-by-case basis regarding merger and acquisition matters;

•                  Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•                  Not vote proxies for securities that are out on loan;**

•                  Vote on a case-by-case basis on equity compensation plan

Conflicts of Interest.  Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote.  In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Trust’s shareholders and the interest of SunAmerica, the Trust’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders.  Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records.  The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Funds.  The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Trust.

The proxy voting record for the twelve-month period ended June 30, 2008 will also be available on the SEC’s website at http://www.sec.gov.

Board Reporting.  The Funds’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

* The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Funds retain a particular security.  That is, the Funds will retain or sell a particular security based on objective, rather than subjective, criteria.  For example, in the case of an index fund, the Funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.

**The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies.  The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan.  However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Fund’s securities.  These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties.  Unless the Fund’s portfolio holdings information have been publicly disclosed, it is the Trust’s policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Trust’s policy.

The Fund’s complete portfolio holdings are publicly available via SEC filings made by the Fund on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarters.

In addition, the Fund’s complete holdings information will be made available on the Fund’s website on a monthly basis. The Fund’s holdings for each month will posted on the first business day following the 15th day of the following month.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department.  The Fund and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information.  The request must then be submitted to the Legal and/or Compliance departments of the Adviser.  The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the

Fund’s affiliates.  To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest.  If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers.  Information may be provided to these parties without a time lag.  Service providers that may be provided with information concerning the Fund’s holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Fund.  Portfolio holdings information may also be provided to the Fund’s Board. The entities to which the Fund provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Fund as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Fund’s holdings:

1.                                       Advisers.  The Adviser is continuously provided with the entire portfolio holdings for the Fund that it advises on a daily basis.

2.                                       PricewaterhouseCoopers, LLP (“PwC”)  is provided with entire portfolio holdings information during periods in which it performs its audits of the Fund’s financial statements.   PwC  does not disclose to third parties information regarding the Fund’s holdings.

3.                                       State Street.  State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund.  State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

4.                                       Lipper, Inc. (“Lipper”).  The Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a monthly basis.  This information is disclosed approximately fifteen (15) days after the month end.  Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group.  Lipper does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above.  This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.                                       Morningstar, Inc. (“Morningstar”).  Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge.  Information regarding the Fund is available only with a subscription.  State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end.  Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information.  Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.                                       S&P.  The Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a quarterly basis, approximately thirty (30) days after the month end.  S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group.  S&P does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above.  This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.                                       Bloomberg LLP (“Bloomberg”).  The Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a monthly basis, approximately thirty (30) days after the month end.  This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                                       Financial Printers.  Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter.  Financial printers assist the Fund with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants.  Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.                                       Investment Company Institute (“ICI”).  Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end.  The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

10.                                 Plexus Group (“Plexus”) and Elkins/McSherry.  State Street provides purchase and sale information with respect to the Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end.  Plexus analyzes the information to produce reports containing brokerage execution statistics and comparisons.  These reports are provided to the Fund and neither Plexus nor Elkins/McSherry discloses publicly the information they receive or the reports they prepare.  SunAmerica’s contract with Plexus includes a confidentiality clause

11.                                 Manhattan Creative Partners (d/b/a “Diligent”).  Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica.  Diligent also hosts the Board’s online meeting materials.

12.                                 Marketing Firms.  Our Marketing Group provides portfolio holding information to the following marketing firms, PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information.  Depending on the Fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end.  Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports.  They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

13.                                 Institutional Shareholder Services (“ISS”).  ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System.  This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Funds and is not publicly disclosed.  SunAmerica’s contract with ISS includes confidentiality disclosure.

FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.  The Adviser may, however, select broker-dealers that provide it with research services and may cause the Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-

dealer.  Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Trust, and not all of these services may be used by the Adviser in connection with the Trust.  No specific value can be determined for research services furnished without cost to the Adviser by a broker.  The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis.  Therefore, it may tend to benefit the Fund by improving the quality of the Adviser’s investment advice.  The investment advisory fees paid by the Fund are not reduced because the Adviser receives such services.  When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

The Adviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Adviser manages.  However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities.  The timing and amount of purchase by each account and company will also be determined by its cash position.  If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser.  The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission.  However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

For the fiscal year ended October 31, 2009, the Fund paid the following brokerage commissions.

2009 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
$ 38,652	$—	—	—

The following table sets forth the Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2009.

Broker Dealer	Amount ($) (000’s)	Debt/Equity
State Street Bank and Trust	$18,857	Debt
Credit Suisse	$10,555	Debt
Deutsche Bank Securities, Inc.	$10,387	Debt
Barclays Bank PLC	$10,535	Equity

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Fund’s Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.    Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares).  Class W Shares do not impose a sales charge.  Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

Waiver of CDSCs.  As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances.  The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death.  CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse.  If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Disability.  CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code).  To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability.  If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions.  CDSCs may be waived on taxable distributions made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SASF serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 ½ at the time the redemption is made.

Systematic Withdrawal Plan.  CDSCs may be waived when periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established or at the times of withdrawal.  All dividends and capital gains distributions must be reinvested.

Purchase by Check

Checks should be made payable to the Fund or payable to SunAmerica Mutual Funds.  A personal check for an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.  In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri  64121-9373, together with payment for the purchase price of such shares and a completed New Account Application.  Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder’s account number should appear on the check.  Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States.  Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received.  There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

A personal check from an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent.  Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to the Fund’s close of business.  In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.                                       You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (816) 218-0519.

2.                                       Call SAFS’ Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.

3.                                       Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges With Respect To Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers and directors of the Trust, and full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing.  In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.  Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor:  (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Fund may be purchased by clients at net asset value.  As described under “Shareholder Account Information” in the Prospectus, Class W shares may be held solely through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund.  Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses.  Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account.  Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege (Class A shares only)

In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase.  To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount.  If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or Financial Intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation (Class A shares only)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more.  In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation.  Such notification must be in writing by the dealer or shareholder when such an order is placed by mail.  The reduced sales charge will not be granted if:  (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent (Class A shares only)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of the Fund or of other Funds advised by the Adviser which imposes a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more.  Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount.  The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

Shares of any class of shares of any Fund, or of other Funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal.  In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid.  Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference.  If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of

Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases.  At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal.  In that event, shares of the applicable Funds purchased in connection with that the original Letter of Intent (as well as shares purchased during the 30-day period prior to the execution of the original Letter of Intent as referenced above) and still owned by the shareholder will be included in determining the applicable sales charge.  The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal.  Investors electing to purchase shares of the Fund pursuant to this purchase plan should carefully read such Letter of Intent.

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Reduced Sales Charge for Group Purchases (Class A shares only)

Members of qualified groups may purchase Class A shares of the Fund under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of the Fund through a single investment dealer designated by the group.  The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application.  After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent.  Purchases of the Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares.  The minimum investment requirements described above apply to purchases by any group member.  Class C shares are not included in calculating the purchased amount of the Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary.  For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations.  The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor.  The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule l8f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash.  In conformity with applicable rules of the SEC, the Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of:  (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.  If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.  The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers.  Orders received by dealers must be at least $500.  The repurchase price is the net asset value per share of the applicable class of shares of the Fund next-determined after the repurchase order is received, less any applicable CDSC.  Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close.  Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge.  The offer to repurchase may be suspended at any time.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.  Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares.  Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares).  Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following table sets forth the front-end sales concessions with respect to Class A shares of the Fund, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class C shares of the Fund, received by the Distributor for the fiscal year ended October 31, 2009.

2009

			Contingent	Contingent
Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
Class A	Affiliated	Non-Affiliated	Class A	Class C
Shares	Broker-Dealers	Broker-Dealers	Shares	Shares
$590,078	$131,579	$370,681	$290	$2,493

EXCHANGE PRIVILEGE

Shareholders of Class A shares and Class C shares of the Fund may exchange their shares for the same class of shares of any other SunAmerica Mutual Fund distributed by the Distributor that offers such class, at the respective net asset value per share

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired.  All exchanges are subject to applicable minimum initial or subsequent investment requirements.  Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of the Fund.  Under this program, another fund’s shares can be exchanged for shares of the Fund, but shares of the Fund cannot be exchanged for another fund’s shares.  Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made.  All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides.  Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice.  Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such Fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions.  In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another of SAMF will retain liability for any CDSC outstanding on the date of the exchange.  In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Because excessive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund may refuse any exchange sell order:  (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive.  Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time).  The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding.  The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges.  Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.  For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available.  The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade.  Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available, or if a significant development/event occurs that may significantly impact the value of the security, then these securities are valued as determined pursuant to procedures adopted in good faith by the Board.  There is no single standard for making fair value determinations, which may result in prices that vary from those used by other funds.

The Fund’s liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses.  The Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses.  Dividends from net investment income are paid annually.  Net capital gains, if any, will be paid annually.  In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains. At October 31, 2009, the Fund was entitled to capital loss carry forwards of $ 6,807,691 that expire in 2017.

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes

The Fund intends to remain qualified and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year.  As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders.  The Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, the Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of stock or securities or foreign currencies, certain other income (including, but not limited to, gains from options or futures) and net income derived from qualified publicly traded partnerships (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year.  The Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To avoid the tax, the Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years.  To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year.  Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

As described in the Prospectus, the Fund will gain exposure to the commodities markets through investments in commodity-linked derivative instruments.  On December 16, 2005, the IRS issued Revenue Ruling 2006-01 which held that income derived from commodity-linked swaps would not be qualifying income.  As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity-linked notes) that create commodity exposure may be considered qualifying income under the Code.  The Fund has received  a private letter ruling from the IRS specifically concluding that income from certain commodity-linked notes is qualifying income and that income derived from the Fund’s investment in the Subsidiary will also constitute qualifying income to the Fund.  Based on this ruling, the Fund may seek to gain exposure to the commodities markets primarily through investments in commodity-linked notes and through investments in its Subsidiary and may seek to gain exposure to hedge funds (which may include investments in the commodities sectors) through investments in the Subsidiary.  The use of commodity-linked notes involves specific risks.  The Prospectus, under the heading “Additional Information About the Fund’s Risks—Risks of Commodity-Linked Notes,” provides further information regarding the risks associated with commodity-linked notes.

As discussed in “Investment Objective and Policies—Investments in the Wholly-Owned Subsidiary,” the Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.  It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business.  However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business.  There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund will be treated as a “U.S. shareholder” of the Subsidiary.  As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary.  It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary.  Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary.  “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.  If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income.  However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.  The portion of such ordinary income dividends received from the Fund that may be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.  Certain holding period requirements must also be met by the Fund and corporate shareholders.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders that the Fund designates as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.  The maximum long-term capital gains rate for individuals is generally 15% at present (and is scheduled to increase to 20% after 2010).  The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income (currently at a maximum rate of 35%).  If the Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Special rules currently apply to certain qualified dividends paid to individuals.  Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  It is not anticipated that the Fund’s distributions will be treated as qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend.  An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund a capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or  distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Fund from REITs, real estate mortgage investments conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributes as “excess inclusion income.”  To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the shareholder’s adjusted tax basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss.  In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15%, currently scheduled to increase to 20% after 2010) if such shares were held for more than one year.  In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year.  To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year.  A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge.  In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge.  The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.  In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC.  All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.  Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss.  These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to the listed futures contracts that the Fund may purchase or sell.  Such options and contracts are classified as Section 1256 contracts under the Code.  The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”).  Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”).  Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment.  Any gains or losses recognized by the Fund from transactions in over-the counter options written by the Fund generally constitute short-term capital gains or losses.  Any gain or loss recognized by the Fund from transactions in over-the-counter options purchased by the Fund generally has the same character as the property to which the option relates as in the hands of the Fund (or would have if acquired by the Fund).  When call options written, or put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities.  In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A portion of the Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property.  A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code.  The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains.  The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if the Fund makes a “constructive sale” of an appreciated financial position (e.g., stock).  The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures contract to deliver the same or identical property short, or enters into other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.  In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  The tax treatment of many types of credit default swaps is uncertain.

The Fund may be required to backup withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the

Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.  Congress is considering these exemptions from withholding for properly designated distributions of interest and short-term capital gains for an additional year, however, there is no assurance that Congress will extend the provision.

For non-U.S. shareholders of a Fund, a distribution attributable to the Fund’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.  In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Fund’s assets are invested in REITs and other U.S. real property holding corporations.

Disposition of a Fund’s shares by foreign shareholders on or before December 31, 2009, (or if later date if extended by U.S. Congress) will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.  In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in the Fund.  Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Fund may be purchased by various types of qualified retirement plans.  The summary below is only a brief description of these plans and does not purport to be complete.  Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850.  However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners.  Each qualified pension or profit sharing plan provides tax advantages for employers and participants.  Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Individual 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements.  The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001.  The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g).  In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA.  Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled  to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA.  Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer.  These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn.  A SARSEP may not be established after 1996.  A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan.  Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee.  Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997.  Generally under Section 408A of the Code, in 2010, unmarried individuals with adjusted gross income of up to $105,000, and married couples who file a joint return and have joint adjusted gross income of up to $167,000, may contribute the maximum permitted amount to a Roth IRA.  Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Educational Savings Accounts

Coverdell Educational Savings Accounts were introduced by the Taxpayer Relief Act of 1997.  Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18.  Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Four series of shares of the Trust have been authorized pursuant to the Declaration of Trust, one of which is currently offered to shareholders through this SAI:  SunAmerica Alternative Strategies Fund.  The Fund has three classes designated as Class A, Class C and Class W shares.  In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances.  Each class of shares of the Trust represents the interests of the shareholders of that series in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held.  The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders.  In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.  There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.  Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable.  Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust.  In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.  All series of shares will vote with respect to certain matters, such as election of Trustees.  When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in the Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Fund are identical in all respects, except that:  (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, an ongoing account maintenance and service fee, (iii) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class W shares have a $50,000 minimum investment requirement, (v) each class has voting rights on matters that pertain to the Rule l2b-1 plan adopted with respect to such class, and (vi) each class of shares will be exchangeable only into the same class of shares of any of the other SAMFs, not including SASFR (where exchanges are only permitted for Class A shares).  All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable.  Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust.  In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.  The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of the Fund, based on the value of the Fund’s net assets and number of shares outstanding on October 31, 2009.

	Class A	Class C†	Class W
Net Assets	$235,868,131	$19,727,892	$11,877,089
Number of Shares Outstanding	23,072,311	1,941,294	1,159,078
Net Asset Value Per Share (net assets divided by number of shares)	$10.22	$10.16	$10.25
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.62	—	—
Offering Price	$10.84	$10.16	$10.25

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                  Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Fund.  In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund.  Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.  SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of the Fund.

Independent Registered Public Accounting Firm

Pricewaterhouse Coopers, LLP, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel

The firm of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Fund.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are available in the Fund’s annual report to shareholders.  You may request a copy by calling (800) 858-8850.

APPENDIX

DESCRIPTION OF CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa              Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa                    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A                          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa                Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba                      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B                            Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa                Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca                      Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C                            Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be

A-1

narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings / Demand Obligation Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1                Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2                Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3                Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A-2

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations

A-3

are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c

The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

A-4

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

A-5

PART C

OTHER INFORMATION

ITEM 28: EXHIBITS.

(a)(i)                       Amended and Restated Certificate of Trust - Filed herewith.

(ii)                  Amended and Restated Declaration of Trust – Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2008.

(iii)               Amended and Restated Schedule A to the Declaration of Trust – Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 23, 2008.

(iv)              Amendment to Amended and Restated Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on December 24, 2009.

(v)                 Amendment to Amended and Restated Declaration of Trust. Filed herewith.

(b)(i)                      By-Laws - Incorporated herein by reference to Registrant’s initial Form N-1A Registration Statement (File No. 333-111662) filed on December 31, 2003.

(ii)                  Amendment No. 1 to the By-Laws - Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii)               Amendment No. 2 to the By-Laws. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on December 24, 2009.

(c)                                  Instruments Defining Rights of Shareholders - Incorporated herein by reference to Exhibits (a) and (b) above.

(d)(i)                      Form of Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SunAmerica”) - Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(ii)                  Form of Subadvisory Agreement between Registrant, SunAmerica and Trajectory Asset Management LLC (“Trajectory”) - Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii)               Amendment to Subadvisory Agreement between Registrant, SunAmerica and Trajectory (2010, 2015 and 2020 High Watermark Funds).  Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2007.

(iv)              Amendment to Subadvisory Agreement between Registrant, SunAmerica and Trajectory (2010, 2015 and 2020 High Watermark Funds) – Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2008.

(v)                 Investment Advisory and Management Agreement between Registrant and SunAmerica (Alternative Strategies Fund) - Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vi)              Subadvisory Agreement between SunAmerica and Pelagos Capital Management, LLC (“Pelagos”) (Alternative Strategies Fund) - Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(e)(i)          Form of Distribution Agreement between Registrant and SunAmerica Capital Services, Inc. - Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(ii)                  Form of Selling Agreement - Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(f)(i)         Directors’/Trustees’ Retirement Plan, as amended - Incorporated herein by reference to Post Effective Amendment No. 45 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021) filed on January 26, 2007.

(i)(a)     Amendment to SunAmerica Disinterested Directors’/Trustees’ Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 33-8021) of SunAmerica Equity Funds filed on January 27, 2009.

(g)(i)                      Master Custodian Contract - Incorporated by reference to Post Effective Amendment No. 42 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021) filed on January 24, 2006.

(h)(i)                      Form of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company - Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(i)(a)       Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.  Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (File No. (333-111662) filed on February 28, 2007.

(ii)                  Form of Service Agreement between Registrant and SunAmerica Fund Services, Inc. - Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii)               Form of Put Agreement among Registrant and Prudential Global Funding (“PGF”) - Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii)(a) Form of amendments to Lookback Option Agreements between Registrant and PGF. Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 27, 2009.

(iv)              Form of Indemnification Agreement by and between SunAmerica Capital Services, Inc., PGF and Prudential Financial, Inc. (“Prudential Financial”) - Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(v)                 Administrative and Shareholder Services Agreement between Registrant and SunAmerica Capital Services, Inc. (2015 and 2020 High Watermark Funds Class I shares) – Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vi)              Administrative and Shareholder Services Agreement between Registrant and SunAmerica Capital Services, Inc. (Alternative Strategies Fund Class W shares) – Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vii)           Expense Limitation Agreement by and among Registrant, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Series, Inc., SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc. and AIG SunAmerica – Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vii)(a)                     Form of Fee Waiver Agreement between Registrant and SunAmerica. Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 27, 2009.

(vii)(b)                    Form of Fee Waiver Agreement between SunAmerica and Pelagos. Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 27, 2009.

(viii)        Appointment of Agent for Service of Process. Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 27, 2009.

(ix)                Form of Indemnification Agreement between the Registrant and each of the Independent Trustees. Incorporated herein by reference to Post-Effective Amendment No. 43 Registration Statement on N-1A (File No. 33-6502) of SunAmerica Income Funds filed on July 29, 2009.

(i)(i)                          Opinion of Counsel to the Registrant – Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2008.

(ii)                  Opinion of Counsel to the Registrant (Alternative Strategies Fund) – Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(j)(i)                          Consent of PricewaterhouseCoopers LLP. Filed herewith.

(iii)     Consent of Independent Registered Public Accounting Firm relating to the financial statements of PGF and Prudential Financial – to be filed by amendment.

(k)(i)                       Financial Statements of PGF - to be filed by amendment.

(ii)      Financial Statements of Prudential Financial –  to be filed by amendment.

(l)                                     Not applicable.

(m)(i)                    Form of Distribution Plan pursuant to Rule 12b-1 (2015, 2020 and  2025 High Watermark Funds and Alternative Strategies Fund Class A shares) – Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(ii)                  Form of Distribution Plan pursuant to Rule 12b-1 ( 2015, 2020 and  2025 High Watermark Funds and Alternative Strategies Fund Class C shares) – Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(n)(i)      Amended and Restated Rule 18f-3 Plan – Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 23, 2008.

(o)(i)                      Power of Attorney – Incorporated reference by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A of SunAmerica Focused Series, Inc. (File No. 333-11283) filed on December 21, 2009.

(p)(i)                      Code of Ethics of SunAmerica, SunAmerica Capital Services Inc. and Registrant Incorporated reference by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A of SunAmerica Focused Series, Inc. (File No. 333-11283) filed on December 21, 2009.

(ii)                  Code of Ethics for Trajectory - effective February 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2007.

(iii)               Code of Ethics for Pelagos – Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

ITEM 29.                       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The following management investment companies may be considered to be under common control with the Registrant:

Anchor Series Trust

SunAmerica Equity Funds

SunAmerica Focused Series, Inc.

SunAmerica Focused Alpha Growth Fund, Inc.

SunAmerica Focused Alpha Large-Cap Fund, Inc.

SunAmerica Income Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

Seasons Series Trust

SunAmerica Series Trust

ITEM 30.                       INDEMNIFICATION.

Article VII, Section 3 of the Registrant’s Declaration of Trust provides as follows:

Section 3.      Indemnification.

(a)                                  Subject to the exceptions and limitations contained in paragraph (b) below:

(i)                                     every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)                                  for purposes of this Section 3 and Section 5 of this Article VII below, “agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b)                                 No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(c)                                  The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)                                 Expenses in connection with the defense of any proceeding of the character described in paragraph (a) above shall be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this

Section 3; provided, however, that, to the extent required under the 1940 Act, but only to such extent, either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

(e)                                  Any repeal or modification of this Article VII or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article VII shall be prospective only to the extent that such repeal, modification or adoption would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f)                                    Notwithstanding any other provision of this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 3 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) above shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VII; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes thereof) in such manner as the Trustees in their sole discretion deem fair and equitable.

ITEM 31.                       BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The descriptions of SunAmerica, the Registrant’s investment adviser, under the heading “Fund Management” in the Prospectus and “Manager, Adviser, Personal Securities Trading, Distributor and Servicing Agent” in the Statement of Additional Information, constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.

Trajectory and Pelagos, the Advisers of certain of the Funds of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers of the following Advisers, and other required information:

File No.
Trajectory Asset Management LLC	801-62662
Pelagos Capital Management, LLC	801-69056

The following chart provides the names of each director, officer or partner of SunAmerica and describes any other business, profession, vocation or employment of a substantial nature that each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser

Peter A. Harbeck	SunAmerica	Director and President and Chief Executive Officer	Director, SunAmerica Capital Services, Inc. Director, SunAmerica Fund Services, Inc. Executive Vice President, AIG Retirements Services, Inc. Chairman, AIG Advisor Group, Inc.

Jay S. Wintrob	SunAmerica	Director

Executive Vice President,
American International Group, Inc.*
Director, President & Chief
Executive Officer, AIG
Retirement Services, Inc.*
Director, President & Chief
Executive Officer, SunAmerica Annuity and
Life Assurance Company
Director, Chief Executive
Officer, AIG SunAmerica Life
Assurance Company
Direct, Chief Executive Officer,
First SunAmerica Life
Insurance Company
Director, AIG Advisor Group, Inc.*

Christine A. Nixon	SunAmerica	Director, Secretary

Senior Vice President, General
Counsel & Secretary, AIG
Retirement Services, Inc.*
Secretary, AIG Advisor Group, Inc.*
Senior Vice President &
Secretary, SunAmerica Annuity and
Life Assurance Company*
Director, Senior Vice President
& Secretary, First SunAmerica
Life Insurance Company*

James Nichols	SunAmerica	Senior Vice President	Director, President, Chief Executive Officer, SunAmerica Capital Services, Inc.

John T. Genoy	SunAmerica	Senior Vice President, Chief Financial Officer, Chief Operating Officer	Vice President, SunAmerica Capital Services, Inc. Vice President, Chief Financial Officer & Controller, SunAmerica Fund Services, Inc.

Timothy P. Pettee	SunAmerica	Senior Vice President, Chief Investment Officer	None

Cynthia A. Skrehot	SunAmerica	Vice President	Chief Compliance Officer, SunAmerica (2002-2006)

Michael Cheah	SunAmerica	Senior Vice President	None

Donna M. Handel	SunAmerica	Senior Vice President	None

Steven Neimeth	SunAmerica	Senior Vice President	None

Jay Rushin	SunAmerica	Senior Vice President	None

Gregory N. Bressler	SunAmerica	Senior Vice President, General Counsel, Assistant Secretary	None

Frank Curran	SunAmerica	Vice President, Controller	None

Kathleen Fuentes	SunAmerica	Vice President	None

John McLean	SunAmerica	Vice President	Vice President and Associate General Counsel (2003-2007) Cohen & Steers Capital Management, Inc. 280 Park Avenue, New York, NY 10017

Thomas Bennett	SunAmerica	Vice President	President, SunAmerica Fund Services, Inc.

Nori L. Gabert	SunAmerica	Vice President	None

Gregory Kingston	SunAmerica	Vice President	None

George Mitrica	SunAmerica	Vice President	None

Iris Mojica	SunAmerica	Vice President	None

James Monaghan	SunAmerica	Vice President	None

Andrew Sheridan	SunAmerica	Vice President	None

Betsy Treitler	SunAmerica	Vice President	None

Keith Roach	SunAmerica	Assistant Vice President	None

Patricia Auld	SunAmerica	Assistant Vice President	None

Miriam Gonzalez	SunAmerica	Assistant Vice President	None

Virginia N. Puzon	SunAmerica	Assistant Secretary

Director - Corporate Legal
Affairs and Assistant Secretary,
AIG Retirement Services, Inc.
Assistant Secretary, AIG
Advisor Group, Inc.,
SunAmerica Annuity and Life Assurance
Company and First SunAmerica
Life Insurance Company

Matthew J. Hackethal	SunAmerica	Chief Compliance Officer	None

David E. Ballard	SunAmerica	Senior Vice President, Group Chief Technology Officer and Division Chief Information Officer	None

* Principal Business Addresses:

American International Group, Inc., 70 Pine Street, New York, NY 10270

AIG Retirement Services, Inc., 1 SunAmerica Center, Los Angeles, CA 90067

Advisor Group, Inc., One World Financial Center, New York, NY 10281,

2300 Windy Ridge Parkway, Suite 1100, Atlanta, Georgia 30339,

2800 N. Central Ave. Ste. 2100, Phoenix, AZ 85004-1072

SunAmerica Annuity and Life Assurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

First SunAmerica Life Insurance Company, 733 Third Avenue, New York, NY 10017

Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Manager, Adviser, Personal Securities Trading, Distributor and Servicing Agent” and “Trustees and Officers” in the Statement of Additional Information constituting Part B of the Registration Statement.

ITEM 32.                       PRINCIPAL UNDERWRITERS.

  (a)       The principal underwriter of the Registrant also acts as principal underwriter for:

  SunAmerica Income Funds

  SunAmerica Equity Funds

  SunAmerica Money Market Funds, Inc.

  SunAmerica Focused Series, Inc.

  SunAmerica Series Trust

  SunAmerica Senior Floating Rate Fund, Inc.

  (b)      The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant’s Shares:

Name and Principal	Position With	Position With
Business Address	Underwriter	Registrant

Peter A. Harbeck Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director	Trustee

James Nichols Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Chief Executive Officer, Vice President and Director	Vice President

Joseph D. Neary Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Chief Compliance Officer	None

Stephen Maginn 21650 Oxnard St Woodland Hills, CA 91367	Director	None

Frank P. Curran Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Financial Operations Principal	None

(c)             Not applicable.

ITEM 33.                       LOCATION OF ACCOUNTS AND RECORDS.

SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019, or an affiliate thereof, will maintain physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572.  Trajectory Asset Management LLC is located at 780 Third Avenue, 32nd Floor, New York, NY 10017 and Pelagos Capital Management, LLC is located at One International Place, 14th Floor, Boston, MA 02110.

ITEM 34.                       MANAGEMENT SERVICES.

Not applicable.

ITEM 35.                       UNDERTAKINGS.

The following undertakings relate solely to the Funds as an individual series of the Trust. Any filing, notice or other action required by the following undertakings shall be limited in all respects to the Funds and any action taken by the Trust, on behalf of the Funds, shall be limited to the Funds and shall not require any action to be taken by any other series of the Trust. Capitalized terms used in these undertakings and not otherwise defined, have the respective meanings assigned to them in the Prospectus, which is a part of this Registration Statement.

1.                  During the Investment Period, the Registrant hereby undertakes to promptly supplement the Prospectus and mail notices to current shareholders after the of happening of significant events related to the Put Agreement. These significant events include (i) the termination of the Put Agreement; (ii) the insolvency of Prudential Financial or PGF; (iii) a default under the Put Agreement which has a material adverse effect on the shareholders’ right to receive the Protected High Watermark Value; or (iv) a reduction in the credit rating of Prudential Financial’s long-term debt securities as issued by Standard & Poor’s Corporation (or its successors) or Moody’s Investors Service, Inc. (or its successors) to BBB- or lower or Baa3 or lower, respectively.

2.                  If at any time during the Investment Period during which the Registrant is required to file amendments to its registration statement with respect to the Funds under the Investment Company Act of

1940, as amended (the “1940 Act”), Prudential Financial (or such successors or substituted entities) ceases to file periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Registrant hereby undertakes to update its registration statement on an annual basis under the 1940 Act to include updated audited financial statements for Prudential Financial (or any successors or substituted entities thereto) covering the periods that would otherwise have been required by Form 10-K under the Exchange Act. Further, the Registrant undertakes under such circumstances to include as an exhibit to its registration statement as it relates to the Funds, the consent of the independent auditors of Prudential Financial (or such successors or substituted entities), as applicable, regarding such reports.

3.                  During the Investment Period, the Registrant hereby undertakes to include in the Registrant’s annual and semiannual report to shareholders with respect to the Funds an offer to supply the most recent annual and/or quarterly report of Prudential Financial and PGF or their successors to the Put Agreement, respectively, free of charge, upon a shareholder’s request.

4.                  The Registrant hereby undertakes to update its registration statement on an annual basis under the 1940 Act with respect to the Funds to incorporate by reference the annual report on Form 10-K or include the audited financial statements covering the periods that would otherwise have been required by Form 10-K for each of (i) PGF; (ii) Prudential Financial; (iii) PGF’s and Prudential Financial’s successors to the Put Agreement, as applicable; or (iv) any entity which is replaced or substituted for PGF or Prudential Financial under a new put agreement or financial warranty agreement or the existing Put Agreement. PGF has represented to Registrant that its audited financial statements to be included in Registrant’s registration statement, as it may be amended from time to time, have been and will be prepared in accordance with Regulation S-X and U.S. GAAP, as if PGF was required to file Form 10-K under the Exchange Act. Further, the Registrant undertakes under such circumstances to include as an exhibit to its registration statement as it relates to the Funds, the consent of the independent auditors of each of Prudential Financial and PGF (or such successors or substituted entities), as applicable, regarding such reports.

5.                  In the event the Registrant enters into a new put agreement or financial warranty agreement with an entity other than PGP or Prudential Financial (“Substitute Put Provider”), and such Substitute Put Provider files Forms 10-K under the Exchange Act then Registrant hereby undertakes to incorporate by reference in its Statement of Additional Information on an annual basis under the 1940 Act updated audited financial statements for the Substitute Put Provider included in such Forms 10-K under the Exchange Act. In the event that at any time during the Investment Period during which the Registrant is required to file amendments to its Registration Statement under the 1940 Act the Substitute Put Provider ceases to file a Form 10-K pursuant to the Exchange Act or if any other Substitute Put Provider is not required to file a Form 10-K pursuant to the Exchange Act, the Registrant undertakes to update its Registration Statement on an annual basis under the 1940 Act to include updated audited financial statements for the then-current Substitute Put Provider (or any successors or substituted entities thereto) and will obtain a representation from said Substitute Put Provider (or any successors or substituted entities thereto) that its audited financial statements provided to Registrant for inclusion in Registrant’s Registration Statement, as it may be amended from time to time, have been and will be prepared in accordance with Regulation S-X and U.S. GAAP covering the periods that would be required if the Substitute Put Provider was required to file Form 10-K under the Exchange Act. Any Substitute Put Provider’s audited financial statements will also be incorporated by reference in Registrant’s Statement of Additional Information. Further, the Registrant undertakes under any circumstances described in this paragraph to include as an exhibit to its Registration Statement as it relates to the Registrant, the consent of the independent auditors of the Substitute Put Provider (or such successors or substituted entities), as applicable, regarding such financial statements.

6.                  The Registrant hereby undertakes to update its registration statement to include as an exhibit the executed Put Agreement (excluding those provisions that may be omitted pursuant to an order granting confidential treatment of information pursuant to Rule 406 under the Securities Act of 1933) after it has been issued by PGF.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 18 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey, on the 26th day of February, 2010.

SUNAMERICA SPECIALTY SERIES
(Registrant)

By:	/s/ John Genoy
John Genoy
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:

SIGNATURES	TITLES	DATE

*
Peter A. Harbeck	Trustee	February 26, 2010

/s/ Donna M. Handel
Donna M. Handel	Treasurer (Principal Financial and Accounting Officer)	February 26, 2010

*
Jeffrey S. Burum	Trustee	February 26, 2010

*
Samuel M. Eisenstat	Trustee	February 26, 2010

*
Stephen J. Gutman	Trustee	February 26, 2010

*
William F. Devin	Trustee	February 26, 2010

*
Dr. Judith L. Craven	Trustee	February 26, 2010

*
William J. Shea	Trustee	February 26, 2010

/s/ John Genoy
John Genoy	President (Principal Executive Officer)	February 26, 2010

*By:

/s/ John E. McLean	February 26, 2010
John E. McLean Attorney-in-Fact

*                 Pursuant to a power of attorney previously filed.

EXHIBIT INDEX

(a)	(i)	Amended and Restated Certificate of Trust.

(a)	(v)	Amendment to Amended and Restated Declaration of Trust.

(j)	(i)	Consent of PricewaterhouseCoopers LLP.